Exhibit 10.1

(***) cERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10). SUCH excluded INFORMATION IS BOTH (I) NOT MATERIAL AND (II) the type that the registrant treats as private or confidential.

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT is made and dated as of May 14, 2024 and is entered into by and among ADAPTIMMUNE THERAPEUTICS PLC, a public limited company registered under the laws of England and Wales with company number 09338148 (“Parent” and “Company”), ADAPTIMMUNE LLC, a Delaware limited liability company (“Adaptimmune US”), CM INTERMEDIATE SUB I, INC., a Delaware corporation (“Intermediate Sub I”), CM INTERMEDIATE SUB II, INC., a Delaware corporation (“Intermediate Sub II”), TCR2 THERAPEUTICS INC., a Delaware corporation (“TCR”), TRUCS Therapeutics Limited, a company registered under the laws of England and Wales with company number 11749031 (“TRUCS”), and ADAPTIMMUNE LIMITED, a private limited company registered under the laws of England and Wales with company number 06456741 (“Adaptimmune Limited ”), and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party hereto (together with Parent, Adaptimmune US, Intermediate Sub I, Intermediate Sub II, TCR, TRUCS and Adaptimmune Limited, jointly and severally, individually or collectively, as the context may require, “Borrower”), the several banks and other financial institutions or entities from time to time party hereto as lenders (each, a “Lender”, and collectively “Lenders”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, including any successors or assigns, “Agent”).

RECITALS

A.Borrower has requested Lenders make available to Borrower up to five (5) tranches of term loans in an aggregate principal amount of up to One Hundred Twenty-Five Million Dollars ($125,000,000) (the “Term Loans”); and

B.Lenders are willing to make the Term Loans on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, Borrower, Agent and Lenders agree as follows:

SECTION 1. DEFINITIONS AND RULES OF CONSTRUCTION
1.1Unless otherwise defined herein, the following capitalized terms shall have the following meanings:

“Account Control Agreement(s)” means any agreement entered into by and among Agent, Borrower and a third-party bank or other institution (including a Securities Intermediary) or, with respect to any Deposit Account maintained in England and Wales, any notice of assignment delivered by the relevant Borrower or chargor to the third-party bank or other institution as contemplated under the Debenture or equivalent Loan Document, in each case, in which Borrower maintains a Deposit Account or an account holding Investment Property and which perfects Agent’s first priority security interest in the subject account or accounts.

“ACH Authorization” means the ACH Debit Authorization Agreement in substantially the form of Exhibit H, which account numbers shall be redacted for security purposes if and when filed publicly by Borrower.

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business, line of business or division or other unit of operation of a Person, or (b) the acquisition of fifty percent (50%) or more of the Equity Interests of any Person, whether or not involving a merger, consolidation or similar transaction with such other Person, or otherwise causing any Person to become a Subsidiary of Borrower, or (c) an IP Acquisition.

“Acquisition Deferred Payments” means, with respect to an Acquisition, (a) any “earnouts,” holdbacks, royalties, profit sharing arrangements, incentive payments, and other similar payments, in each case, solely to the extent such payments are made to the applicable payee upon such payee’s achievement of express performance milestones that were established in writing prior to the date of such payment and (i) approved by Agent in writing or (ii) are in connection with the licensing of Intellectual Property to be used in the operation of the Loan Parties’ businesses, the development of any product by the Loan Parties or otherwise and (b) immaterial purchase price adjustments.

“Advance(s)” means a Term Loan Advance.

“Advance Date” means the funding date of any Advance.

“Advance Request” means a request for an Advance submitted by Borrower to Agent in substantially the form of Exhibit A, which account numbers shall be redacted for security purposes if and when filed publicly by Borrower.

“Affiliate” means (a) any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question, (b) any Person directly or indirectly owning, controlling or holding with power to vote twenty percent (20%) or more of the outstanding voting securities of another Person, or (c) any Person twenty percent (20%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held by another Person with power to vote such securities,. As used in the definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” means this Loan and Security Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Amortization Date” means June 1, 2027; provided however, if (a) the First Interest Only Extension Conditions are satisfied, it shall mean June 1, 2028, (b) the Second Interest Only Extension Conditions are satisfied and Borrower has elected for such extension, it shall mean September 1, 2028, (c) the Third Interest Only Extension Conditions are satisfied and Borrower has elected for such extension, it shall mean December 1, 2028, (d) the Fourth Interest Only Extension Conditions are satisfied and Borrower has elected for such extension, it shall mean March 1, 2029, and (e) the Fifth Interest Only Extension Conditions are satisfied and Borrower has elected for such extension, it shall mean the Term Loan Maturity Date.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Borrower or any of its Affiliates (other than any Affiliates under sub-paragraph (b) of that definition) from time to time concerning or relating to bribery or corruption, including without limitation the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010 and other similar legislation in any other jurisdictions.

“Anti-Terrorism Laws” means any laws, rules, regulations or orders of any jurisdiction applicable to Borrower or any of its Affiliates from time to time relating to terrorism or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.

“Approval Milestone I” means Agent’s receipt of evidence, in form and substance reasonably satisfactory to Agent (which, for the avoidance of the doubt, may be satisfied by the issuance of a public filing and press release from Borrower of the following), that Borrower has received FDA approval for the sale and marketing of afami-cel for the treatment of advanced synovial sarcoma.

“Approval Milestone II” means Agent’s receipt of evidence, in form and substance reasonably satisfactory to Agent (which, for the avoidance of the doubt, may be satisfied by the issuance of a public filing and press release from Borrower of the following), that Borrower has received full unconditional FDA approval for the sale and marketing of afami-cel for the treatment of advanced synovial sarcoma.

“Bankruptcy Code” means the federal bankruptcy law of the United States as from time to time in effect, currently as Title 11 of the United States Code. Section references to current sections of the Bankruptcy Code shall refer to comparable sections of any revised version thereof if section numbering is changed.

“Blocked Person” means any Person:  (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c)  with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e)  that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.

“Board Approved Forecast” means the Original Plan; as updated from time to time by Borrower, provided that such changes are prepared in good faith and based on assumptions reasonable at such time and delivered to the Agent in accordance with Section 7.1(i) hereof and deemed acceptable to Agent in its reasonable discretion.

“Board of Directors” means, with respect to any Person that is a corporation, its board of directors, with respect to any Person that is a limited liability company, its board of managers, board of members or similar governing body, and with respect to any other Person that is another form of a legal entity, such Person’s governing body in accordance with its Organizational Documents.

“Borrower Products” means all products, software, service offerings, technical data or technology currently being designed, manufactured or sold or that are under clinical investigation or development by Borrower or any of its Subsidiaries or which Borrower or any of its Subsidiaries intends to sell, license, or distribute in the future including any products or service offerings under development, collectively, together with all products, software, service offerings, technical data or technology that have been sold, licensed or distributed by Borrower since its formation or incorporation, excluding, in each case, any products, software, service offerings, technical data or technology (i) not owned by the Borrower or its Subsidiaries or (ii) developed for or on behalf of any third party.

“Borrower’s Books” means Borrower’s or any of its Subsidiaries’ books and records including ledgers, federal, state, local and foreign tax returns, records regarding Borrower’s or its Subsidiaries’ assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Business Day” means any day other than Saturday, Sunday and any other day on which banking institutions in London, United Kingdom or the State of California are closed for business.

“Cash” means all cash, cash equivalents and liquid funds.

“Change in Control” means (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of Securities Exchange Act of 1934, as amended), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under Securities Exchange Act of 1934, as amended), directly or indirectly, of more than fifty percent (50.0%) of the ordinary voting power for the election of directors, partners, managers and members, as applicable, of Parent (determined on a fully diluted basis); or (b) at any time, Parent shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100.0%) of each class of outstanding stock, partnership, membership, or other ownership interest or other equity securities of each direct Subsidiary of Parent free and clear of all Liens (other than Permitted Liens).

“Charter” means, with respect to any Person, such Person’s incorporation, formation or equivalent documents (including, without limitation, any memorandum and/or articles of association), as in effect from time to time.

“Clinical Milestone” means (a) Borrower has satisfied the Performance Conditions relating to (***) and (b) Borrower has provided evidence to the Agent in form and substance satisfactory to Agent (which, for the avoidance of doubt, may be satisfied by the issuance of a public filing and press release from Borrower of the following) that (***).

“Closing Date” means the date of this Agreement.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Collateral Claim” means any and all present and future “claims” (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) of a Lender now or hereafter arising or existing under or relating to this Agreement and related Loan Documents, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty or a letter of credit, and whether arising under contract, in tort, by law, or otherwise, any interest or fees thereon (including interest or fees that accrue after the filing of a petition by or against Borrower under the Bankruptcy Code, the Insolvency Act 1986 or any other applicable insolvency laws, irrespective of whether allowable under the Bankruptcy Code, the Insolvency Act 1986 or any other applicable insolvency laws), any costs of Enforcement Actions, including reasonable attorneys’ fees and costs, and any prepayment or termination premiums.

“Common Stock” means the ordinary shares, common stock or American depository shares of the Company.

“Company IP” means any and all of the following, as they exist in and throughout the United States and United Kingdom: (a) Current Company IP; (b) improvements, continuations,

continuations-in-part, divisions, provisionals or any substitute applications, (c) any patent issued with respect to any of the Current Company IP, any patent right claiming the composition of matter of, or the method of making or using, the Borrower Products in the United States, any reissue, reexamination, renewal or patent term extension or adjustment (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent; (d) trade secrets or trade secret rights, including any rights to unpatented inventions, know-how, show-how, operating manuals, confidential or proprietary information, research in progress, algorithms, data, databases, data collections, designs, processes, procedures, methods, protocols, materials, formulae, drawings, schematics, blueprints, flow charts, models, strategies, prototypes, techniques, and the results of experimentation and testing, including samples, in each case, as specifically related to any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products; (e) any and all IP Ancillary Rights specifically relating to any of the foregoing; and (f) regulatory filings, submissions and approvals related to any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products and all data provided in any of the foregoing.

“Company Person” means any future, current or former officer, director, manager, member, member of management, employee, consultant or independent contractor of Borrower or any Subsidiary thereof.

“Compliance Certificate” means a certificate in the form attached hereto as Exhibit E.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any Indebtedness, lease (excluding operating leases of real property), dividend, letter of credit or other obligation of another Person, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business or guarantees of leases of Loan Parties that do not constitute Indebtedness. The amount of any Contingent Obligation shall be deemed, without duplication of the primary obligation, to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the amount that would be required to be shown as a liability on a balance sheet prepared in accordance with GAAP; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Copyrights” means all copyrights, whether registered or unregistered, held pursuant to the laws of the United Kingdom, the United States of America, any State thereof, or of any other country.

"Debenture" means the Debenture dated as of the Closing Date between each English Borrower party thereto and Agent.

“Default” means any event, circumstance or condition that has occurred or exists, that would, with the passage of time or the requirement that notice be given or both, become an Event of Default.

“Deposit Accounts” means any “deposit accounts”, as such term is defined in the UCC or the Debenture (as applicable), and includes any checking account, savings account, or certificate of deposit.

“Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests) pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Secured Obligations), (b) are redeemable at the option (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Secured Obligations) of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provide for scheduled payments of dividends in Cash, or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is one hundred eighty (180) days after the Term Loan Maturity Date, provided that if such Equity Interests are issued pursuant to a plan for the benefit of one or more Company Persons or by any such plan to one or more Company Persons, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by a Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of a Company Person’s termination, death or disability.

“Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, Section 17-220 of the Delaware Revised Uniform Limited Partnership Act for limited partnerships formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity.

“Domestic Subsidiary” means any Subsidiary organized under the laws of (i) the United States of America, any State thereof, the District of Columbia, or any other jurisdiction within the United States of America or (ii) England and Wales.

“Due Diligence Fee” means (***), which fee has been paid to Agent and received by Agent on April 23, 2024, and shall be deemed fully earned on such date regardless of the early termination of this Agreement.

“Enforcement Action” means, with respect to any Lender and with respect to any Collateral Claim of such Lender or any item of Collateral in which such Lender has or claims a security interest lien or right of offset, any action, whether judicial or nonjudicial, to repossess, collect, accelerate, offset, recoup, give notification to third parties with respect to, sell, dispose of, foreclose upon, give notice of sale, disposition, or foreclosure with respect to, or obtain equitable or injunctive relief with respect to, such Collateral Claim or Collateral. The filing, or the joining in the filing, by any Lender of an involuntary bankruptcy or Insolvency Proceeding against Borrower also is an Enforcement Action.

“English Borrower” means Company, Adaptimmune Limited, TRUCS and any other Loan Party incorporated in England and Wales.

“Equity Interests” means, with respect to any Person, the capital stock, shares, American depositary shares, partnership or limited liability company interest, or other equity securities or equity ownership interests of such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Excluded Accounts” means any of the following Deposit Accounts which are designated as such in writing to Agent as of the Closing Date, and with respect to any Deposit Account opened or designated as such after the Closing Date, in the next Compliance Certificate delivered after such Deposit Account is opened or designated: (a) Deposit Accounts exclusively used for payroll, payroll taxes, and other employee wage and benefit payments to or for the benefit of Borrower’s or its Subsidiaries’ employees holding an aggregate amount across all such accounts of not more than amounts needed for the then-next two (2) payroll cycles, (b) any Deposit Account which is a zero-balance disbursement account, (c) any Deposit Account which is solely used for disbursements and payments of withheld income taxes, payroll taxes and/or federal, state or local employee taxes, (d) any Deposit Account which is solely used as a trust account, escrow account, or other fiduciary account, (e) accounts used exclusively to maintain cash collateral subject to a Permitted Lien, and (f) other deposit and securities that do not have cash balances at any time exceeding (i) (***) for any such account and (ii) (***) in the aggregate for all such accounts.

“Excluded Property” means, with respect to any Borrower,

(a)any “intent-to-use” trademark application filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. §1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application or any registration that may issue therefrom under applicable federal law;
(b)Intellectual Property that is co-owned with a Person (which is not a Loan Party or an Affiliate of a Loan Party) (the “Co-Owned Intellectual Property”);
(c)non-assignable licenses or contracts, including without limitation any licenses described in sub-paragraph (ii) of the defined term “Permitted Transfers”, which require the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406, 9407 and 9408 of the UCC);
(d)any property, right or asset held by any Loan Party to the extent that a grant of a security interest therein is prohibited by applicable law;
(e)margin stock;
(f)motor vehicles and any other assets subject to certificates of title, except to the extent a security interest therein can be perfected by the filing of a UCC financing statement;
(g)commercial tort claims that, in the reasonable determination of Borrower, are not expected to result in a judgment in excess of Two Hundred Thousand Dollars ($200,000);
(h)any asset to the extent that the grant of a security interest in that asset is prohibited by applicable law, rule or regulation or requires a consent not obtained of any governmental authority pursuant to such applicable law, rule or regulation (but (A) only to the extent such prohibition is enforceable under applicable law and (B) other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-408 or 9-409 (or any other Section) of Article 9 of the UCC);
(i)Excluded Accounts; and
(j)any lease, license or other agreement and any property subject thereto on the Closing Date or on the date of the acquisition of or investment in such property (other than any property acquired or invested in by a Loan Party subject to any such contract or other agreement to the extent such contract or other agreement was incurred in contemplation of such acquisition or investment) to the extent that a grant of a security interest therein to secure the Secured Obligations would violate or invalidate such lease, license, contract or agreement or create a right of termination in favor of any other party thereto (but (A) only to the extent such prohibition is enforceable under applicable law and (B) other than the Borrower, any other Loan Party or any Subsidiary) (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-408 or 9-409 (or any other Section) of Article 9 of the UCC).

“Excluded Subsidiaries” means (a) all Foreign Subsidiaries; provided that in each of the foregoing cases, (i) the Excluded Subsidiary Condition is satisfied with respect to such Subsidiary, and (ii) no Excluded Subsidiary owns any Borrower Products (it being understood that an Excluded Subsidiary may license Intellectual Property on a non-exclusive basis) and (b) the MSC Subsidiary.

“Excluded Subsidiary Condition” means, as of the last day of each fiscal quarter for which the most recent quarterly financial statements were delivered in accordance with Section 7.1, (a) the aggregate revenues (under GAAP, but excluding any revenue recognized in connection with cost reimbursement from Parent or any Subsidiary thereof) of any Excluded Subsidiary does not exceed (***) of the consolidated revenues (under GAAP, but excluding any revenue recognized in connection with cost reimbursement from Parent or any Subsidiary thereof) of Parent and its Subsidiaries (and, when taken together with all Excluded Subsidiaries, does not exceed (***) of the consolidated revenues of Parent and its Subsidiaries); and (b) the value of the total assets of any Excluded Subsidiary does not exceed (***) of the consolidated total assets of Parent and its Subsidiaries (and, when taken together with all Excluded Subsidiaries, does not exceed (***) of the consolidated total assets of Parent and its Subsidiaries).

“FDA” means the U.S. Food and Drug Administration or any successor thereto.

“FDA Good Manufacturing Practices” means the applicable requirements and standards set forth in the Food, Drug, and Cosmetic Act (“FDCA”) and its implementing regulations (for example, for pharmaceuticals being used in Phase 2 or 3 studies, and commercial pharmaceuticals, 21 C.F.R. Parts 210 and 211) and relevant FDA guidance documents (for example, for pharmaceuticals in Phase 1, FDA guidance entitled “CGMP for Phase 1 Investigational Drugs”.

“FDA Laws” means all applicable statutes, rules, regulations, standards, guidelines, policies and orders and Requirements of Law administered, implemented, enforced or issued by FDA or any comparable governmental authority.

“Federal Health Care Program Laws” means collectively, federal Medicare or federal or state Medicaid statutes, Sections 1128, 1128A, 1128B, 1128C or 1877 of the Social Security Act (42 U.S.C. §§ 1320a-7, 1320a-7a, 1320a-7b, 1320a-7c, 1320a-7h and 1395nn), the federal TRICARE statute (10 U.S.C. § 1071 et seq.), the civil False Claims Act of 1863 (31 U.S.C. § 3729 et seq.), criminal false claims statutes (e.g., 18 U.S.C. §§ 287 and 1001), the Program Fraud Civil Remedies Act of 1986 (31 U.S.C. § 3801 et seq.), HIPAA, or related regulations or other Requirements of Law that directly or indirectly govern the health care industry, programs of governmental authorities related to healthcare, health care professionals or other health care participants, or relationships among health care providers, suppliers, distributors, manufacturers and patients, and the pricing, sale and reimbursement of health care items or services including the collection and reporting requirements, and the processing of any applicable rebate, chargeback or adjustment, under applicable rules and regulations relating to the Medicaid Drug Rebate Program (42 U.S.C. § 1396r-8) and any state supplemental rebate program, Medicare average sales price reporting (42 U.S.C. § 1395w-3a), the Public Health Service Act (42 U.S.C. § 256b), the VA Federal Supply Schedule (38 U.S.C. § 8126) or under any state pharmaceutical assistance program or U.S. Department of Veterans Affairs agreement, and any successor government programs.

“Financing Milestone I” means Agent’s receipt of evidence, in form and substance reasonably satisfactory to Agent, that Borrower has received not less than (***) in Qualified Equity Issuance Net Proceeds, after the Closing Date and before (***).

“Financing Milestone II” means Agent’s receipt of evidence, in form and substance reasonably satisfactory to Agent, that Borrower has received not less than (***) in Qualified Equity Issuance Net Proceeds (including, for the sake of clarity, of any amounts received in connection with Financing Milestone I), after the Closing Date and before (***).

“Fifth Interest Only Extension Conditions” means satisfaction of each of the following events as of the Amortization Date: (a) the First Interest Only Extension Conditions, the Second Interest Only Extension Conditions, the Third Interest Only Extension Conditions and the Fourth Interest Only Extension Conditions shall have been achieved; (b) no Event of Default shall have occurred which is continuing; and (c) Borrower shall have at all times remained, unless otherwise agreed or waived by the Agent and the Lenders, in compliance with the financial covenants set forth in Section 7.21 (to the extent required to be tested at the relevant time).
“First Interest Only Extension Conditions” means satisfaction of each of the following events as of June 1, 2027: (a) no Event of Default shall have occurred which is continuing; and (b) Agent’s receipt of evidence, in form and substance reasonably satisfactory to Agent, that Performance Milestone II has been achieved.

“Fourth Interest Only Extension Conditions” means satisfaction of each of the following events as of the Amortization Date: (a) the First Interest Only Extension Conditions, the Second Interest Only Extension Conditions and the Third Interest Only Extension Conditions shall have been achieved; (b) no Event of Default shall have occurred which is continuing; and (c) Borrower shall have at all times remained, unless otherwise agreed or waived by the Agent and the Lenders, in compliance with the financial covenants set forth in Section 7.21 (to the extent required to be tested at the relevant time).

“Foreign Subsidiary” means a Subsidiary other than any Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time.

“Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof (including the FDA) or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state or locality of the United States, the United States, or a foreign government.

“Guarantor” means any Subsidiary of Borrower that enters into a Guaranty or executes a Joinder Agreement as a guarantor.

“Guaranty” means a guaranty with respect to the Secured Obligations, in form and substance satisfactory to Agent that may be entered into from time to time, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of property or services (excluding (i) incentive and deferred compensation to directors, officers or employees of any Loan Party or any Subsidiary, and (ii) trade credit entered into in the ordinary course of business not more than ninety (90) days past due), including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations within the meaning of GAAP (as in effect on the Closing Date), (d) equity securities of any Person subject to repurchase or redemption other than at the sole option of such Person (e) “earnouts” (to the extent treated as liabilities on the balance sheet in accordance with GAAP), purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature arising out of purchase and sale contracts, (f) obligations arising under bonus, deferred compensation, incentive compensation or similar arrangements (other than those arising in the ordinary course of business), (g)  non-contingent obligations to reimburse any bank or Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, and (h) all Contingent Obligations.

“Initial Facility Charge” means (***), which is payable to Lenders in accordance with Section 4.1(i).

“Initial Cash Test Date” means (***); provided, however, upon the achievement of Financing Milestone I, the Initial Cash Test Date shall automatically be extended to (***); provided further, if Financing Milestone I was achieved, upon the achievement of Financing Milestone II, the Initial Cash Test Date shall automatically be extended to (***).

“Initial Revenue Test Date” means the later of (a) the date Agent makes a Term Loan Advance (other than the Tranche 1 Advance) and (b) the date the first financial reporting is due under Section 7.1(a), 7.1(b) or 7.1(c) for the period ending on the later of (i) (***) and (ii) the date (***).

“Insolvency Proceeding” means any proceeding by or against any Person under the United States Bankruptcy Code, the Insolvency Act 1986 or any other bankruptcy, liquidation, moratorium, receivership, or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, administration, arrangement, receivership or other similar relief proceedings in the applicable jurisdiction from time to time in effect and affecting the rights of creditors generally.

“Intellectual Property” means all of Borrower’s Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; mask works; Borrower’s applications therefor and reissues, extensions, or renewals thereof; and Borrower’s goodwill associated with any of the foregoing, together with Borrower’s rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.

“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement dated as of the Closing Date between Loan Parties and Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Investment” means (a) any acquisition of beneficial ownership (including stock, partnership interests, limited liability company interests or other equity securities) of or in any Person, (b) any loan, advance or capital contribution to any Person, or (c) any Acquisition.

“IP Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in the acquisition of, or receipt of the grant of a right to use, develop or sell (in each case, including through in-licensing) any product, product line, or intellectual property of or from any third party (other than any non-exclusive licenses and any “off-the-shelf” licenses, confidentiality, material transfer and technology evaluation agreements entered into in the ordinary course of business in which Borrower or its Subsidiaries acquires a right to use intellectual property on a non-exclusive basis)

“IP Ancillary Rights” means, with respect to any Copyright, Trademark, Patent, software, trade secrets or trade secret rights, including any rights to unpatented inventions, know-how, show-how and operating manuals, all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect thereto, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other intellectual property right ancillary to any Copyright, Trademark, Patent, software, trade secrets or trade secret rights.

“IRS” means the U.S. Internal Revenue Service.

“Joinder Agreements” means for each Subsidiary required to join as a Borrower or as a Guarantor pursuant to Section 7.13, a completed and executed Joinder Agreement in substantially the form attached hereto as Exhibit F.

“Legal Reservations” means:

(i)the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to bankruptcy, insolvency, reorganisation, receivership, moratorium and other laws generally affecting the rights of creditors;

(ii)the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim;

(iii)similar principles, rights and defences under the laws of any jurisdiction relevant to a Borrower and its Subsidiaries; and

(iv)any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion delivered to the Agent under Section 4 (Conditions Precedent to Loan).

“License” means any Copyright License, Patent License, Trademark License or other Intellectual Property license of rights or interests.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest.

“Limitation Acts” means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984.

“Loan” means the Advances made under this Agreement.

“Loan Documents” means this Agreement, the promissory notes (if any), the ACH Authorization, the Account Control Agreements, the Debenture, the Share Charge, any Joinder Agreement, all UCC Financing Statements, any Guaranty, the Pledge Agreement, the Intellectual Property Security Agreement, and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as designated as a “Loan Document” by the Agent and Borrower, as the same may from time to time be amended, modified, supplemented or restated.

“Loan Party” means Borrower or any Guarantor.

“Market Capitalization” means, for any given date of determination, an amount equal to (a) the average of the daily volume weighted average price of Company’s Common Stock as reported for each of the five (5) Trading Days preceding such date of determination multiplied by (b) the total number of issued and outstanding shares of Company’s Common Stock that are issued and outstanding on the date of the determination and listed on the Principal Stock Exchange, subject to appropriate adjustment for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

“Market Disruption Event” means any of the following events: (a) any suspension of, or limitation imposed on, trading by the Principal Stock Exchange in shares of Common Stock during any period or periods aggregating one hour or longer and whether by reason of movements in price exceeding limits permitted by the Principal Stock Exchange or otherwise relating to the Common Stock; or (b) the failure to open of the exchange or quotation system on which the Common Stock is traded or the closure of such exchange or quotation system prior to its respective scheduled closing time for the regular trading session on such day (without regard to after hours or other trading outside the regular trading session hours).

“Material Adverse Effect” means a material adverse effect upon: (i) the business, operations, properties, assets or financial condition of the Loan Parties and their respective Subsidiaries taken as a whole; or (ii) the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents, or the ability of Agent or Lenders to enforce any of its rights or remedies with respect to the Secured Obligations; or (iii) the Collateral or Agent’s Liens on the Collateral or the priority of such Liens.

“Material Agreement” means (a) any license, agreement or other contractual arrangement which is required to be disclosed in Company’s public filings and (b) any license, agreement or other contractual arrangement the termination of which could reasonably be expected to result in a Material Adverse Effect, but excludes (***).

“Material Regulatory Liabilities” means (a)(i) any liabilities arising from the violation of Public Health Laws, Federal Health Care Program Laws, and other applicable comparable Requirements of Law, or from any non-routing terms, conditions of or requirements imposed relative to any Registrations (including costs of actions required under applicable Requirements of Law, including FDA Laws and Federal Health Care Program Laws, or necessary to remedy any violation of any terms or conditions applicable to any Registrations), including, but not limited to, withdrawal of approval, recall, revocation, suspension, import detention and seizure of any Borrower Product, and (ii) any loss of recurring annual revenues as a result of any loss, suspension or limitation of any Registrations, which, in the case of the foregoing clauses (i) and (ii), exceed (***) individually or in the aggregate, or (b) any Material Adverse Effect.

“Maximum Term Loan Amount” means One Hundred Twenty-Five Million Dollars ($125,000,000).

“MSC Investment Conditions” means that Borrower maintains Qualified Cash in an amount equal to or greater than the lesser of (i) (***) of the aggregate outstanding Secured Obligations (inclusive of any Prepayment Charge and End of Term Charge that would be due and owing if the outstanding Loans were prepaid at the time of measurement) or (ii) (***) of the consolidated Cash of Borrower and its Subsidiaries (other than Cash held in an Excluded Account), unless compliance with the foregoing conditions are waived in writing from time to time by Agent (in its sole discretion) with respect to specified periods.

“MSC Subsidiary” means TRUC Securities Corporation, a wholly-owned Subsidiary incorporated in the Commonwealth of Massachusetts for the purpose of holding Investments as a Massachusetts security corporation under 830 CMR 63.38B.1 of the Massachusetts tax code and applicable regulations (as the same may be amended, modified or replaced from time to time).

“Net Product Revenue” means Borrower’s net product revenue (as determined in accordance with GAAP) solely from the sale of (***) (which may include royalty, profit sharing, co-promotion and co-commercialization revenues or sales-based milestone revenue recognized in accordance with GAAP, but which shall not include any upfront or non-sales-based milestone payments under business development or licensing transactions), measured on as of the date of the most recently delivered monthly or quarterly financial statements in accordance with Section 7.1(a) or Section 7.1(b). For the avoidance of doubt, net product revenue shall not include any of the following to the extent not recognizable as revenue in accordance with GAAP: (i) trade, quantity and cash discounts allowed by Borrower, (ii) discounts, refunds, rebates, charge backs, retroactive price adjustment and any other allowances which effectively reduce net selling price, (iii) product returns and allowances, (iv) allowances for shipping or other distribution expenses, (iv) set-offs and counterclaims, and (v) any other similar and customary deductions that are typically deducted from gross revenue and not included in net revenue in accordance with GAAP.

“Non-Disclosure Agreement” means that certain Non-Disclosure Agreement by and between Company and Agent dated as of January 16, 2024.

“OFAC” means the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” means, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Organizational Documents” means with respect to any Person, such Person’s Charter, and (a) if such Person is a corporation, its bylaws, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Original Plan” means the forecast approved by the Parent’s Board of Directors on (***).

“Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement Borrower now holds or hereafter acquires any interest.

“Patents” means all letters patent of, or rights corresponding thereto, in the United States of America, the United Kingdom or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States of America, the United Kingdom or any other country.

“Perfection Certificate” means a completed certificate entitled “Perfection Certificate”, dated as of the Closing Date, delivered by Company to Agent and Lenders, signed by Company (as amended pursuant to the terms of this Agreement).

“Performance Conditions” means that (a) (***) and (b) Borrower confirms to Agent (and discusses with the Agent to Agent’s reasonable satisfaction) its belief that it is supportive of filing of full unconditional FDA approval of afmi-cel.

“Performance Milestone I” means the achievement of each of the following: (a) the Approval Milestone I, (b) the Financing Milestone I, and (c) the Clinical Milestone.

“Performance Milestone II” means the achievement of each of the following: (a) the Approval Milestone II, (b) the Financing Milestone II, (c) Agent’s receipt of evidence, in form and substance reasonably satisfactory to Agent (which, for the avoidance of the doubt, may be satisfied by the issuance of a public filing and press release from Borrower of the following), that Borrower has received (***), and (d) Agent’s receipt of evidence, in form and substance reasonably satisfactory to Agent, that Borrower has generated not less than (***) in Net Product Revenue (***), measured on a trailing twelve (12) month basis, after the Closing Date and before the end of the reporting period ending (***).

“Permitted Acquisition” means any Acquisition conducted in accordance with the following requirements:

(i)the target or assets subject to such acquisition shall be primarily located, in the United States and/or United Kingdom, and the party or parties being acquired is in the same or a substantially similar line of business as Borrower and its Subsidiaries, provided that this condition does not apply to any IP Acquisition;
(ii)if such Acquisition is structured as a stock acquisition, then the Person so acquired shall either (i) become a wholly-owned Subsidiary of Borrower or of a Subsidiary and Borrower shall comply, or cause such Subsidiary to comply, with Section 7.13 or (ii) such Person shall be merged with and into Borrower (with Borrower being the surviving entity), provided that this condition does not apply to any IP Acquisition not structured as a stock acquisition;
(iii)if such Acquisition is an IP Acquisition and is structured as the acquisition or in-licensing of assets, such assets shall be acquired or in-licensed by Borrower or a Subsidiary of Borrower (including a newly-organized wholly-owned Subsidiary, in which event such Subsidiary shall comply with Section 7.13 hereof);
(iv)Borrower shall have delivered to Lenders (***), provided that, (A) in case of an IP Acquisition, the Borrower shall not be required to deliver the documents under sub-section (ii) above, and (B) in the event any of the documents or materials referred to in sub-sections (i), (iii) and (iii) are subject to confidentiality restrictions, the Lenders shall enter into customary non-disclosure agreements as reasonably requested by the Borrower (and each of the Agent and the Lenders acknowledge that, prior to the announcement of such Acquisition and the filing of such documentation, such Acquisition and documentation may constitute material non-public information);
(v)both immediately before and after such Acquisition no Event of Default shall have occurred and be continuing;
(vi)the acquisition is non-hostile in nature;
(vii)the acquisition has been approved by the board of directors (or other legally governing body) of the relevant Borrower or Subsidiary thereof party to the transaction to the extent required under the Organizational Documents of the relevant entity;
(viii)no Indebtedness will be incurred, assumed, or would exist with respect to Borrower or its Subsidiaries as a result of the Acquisition, other than Permitted Indebtedness, and no Liens will be incurred, assumed, or would exist with respect to the assets of Borrower or its Subsidiaries as a result of the Acquisition, other than Permitted Liens, and any Person whose capital stock is acquired shall not have any Indebtedness following the Acquisition other than Permitted Indebtedness;
(ix)the total consideration paid or payable for such proposed new acquisition, computed on the basis of total acquisition consideration paid or incurred, or to be paid or incurred, by Borrower with respect thereto, including any contingent or deferred acquisition consideration and including the amount of Permitted Indebtedness assumed or to which such assets, businesses or business or ownership interest or shares, or any Person so acquired is subject, but excluding Acquisition Deferred Payments, shall not be greater than a (***), provided that (A) such sale and issuance has been earmarked specifically for such Acquisition and has a primary purpose to fund such Acquisition, (B) such sale and issuance does not result in a Change in Control, and (C) the net proceeds of such sale and issuance are deposited into a segregated Deposit Account subject to an Account Control Agreement, or a segregated escrow account, pending the consummation of such Acquisition; and
(x)Borrower shall have delivered to the Agent, at least five (5) Business Days prior to the date on which any such Acquisition is to be consummated (or such later date as is agreed by Agent in its sole discretion), a certificate of an officer of Borrower, in form and substance reasonably satisfactory to Agent, certifying that all of the requirements set forth in this definition have been satisfied or will be satisfied on or prior to the consummation of such Acquisition or has been waived by the Agent or the Required Lenders (to the extent required to be satisfied on or prior to such date).

(***)

“Permitted Indebtedness” means:

(i)Indebtedness of Borrower in favor of any Lender or Agent arising under this Agreement or any other Loan Document;
(ii)Indebtedness existing on the Closing Date which is disclosed in Schedule 1A;

(iii)Indebtedness of up to (***) outstanding at any time secured by a Lien described in clause (vii) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the cost of the Equipment, software or other Intellectual Property financed with such Indebtedness;
(iv)Indebtedness to trade creditors incurred in the ordinary course of business (due within (***));
(v)Indebtedness that also constitutes a Permitted Investment or is secured by a Permitted Lien;
(vi)Subordinated Indebtedness;
(vii)reimbursement obligations in connection with cash management services, credit cards and/or letters of credit that are at any time outstanding and secured by Cash and issued on behalf of Borrower or a Subsidiary in an amount not to exceed (***);
(viii)other unsecured Indebtedness in an amount not to exceed (***) at any time outstanding;
(ix)intercompany Indebtedness of any Loan Party owing to another Loan Party or of any Subsidiary that is not a Loan Party owing to another Subsidiary that is not a Loan Party;
(x)Indebtedness consisting of the financing of insurance premiums in the ordinary course of business;
(xi)surety and appeal bonds, performance bonds, customs bonds and other obligations of a like nature incurred in the ordinary course of business in an amount not to exceed (***) in the aggregate at any time outstanding;
(xii)unsecured Indebtedness constituting profit owed to a third party pursuant to a profit-sharing agreement for any territory (including the United States) which is entered into in an arm’s length transaction on commercially reasonable terms and with an established pharmaceutical company;
(xiii)to the extent constituting Indebtedness, Acquisition Deferred Payments incurred in connection with Permitted Investments; and
(xiv)extensions, amendments, restatements, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose materially more burdensome terms upon Borrower or its Subsidiary, as the case may be, and subject to any limitations on the aggregate amount of such Indebtedness.

“Permitted Investment” means:

(i)Investments existing on the Closing Date which are disclosed in Schedule 1B;
(ii)(a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (b) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either

Standard & Poor’s Corporation or Moody’s Investors Service, (c) certificates of deposit issued by any bank with assets of at least (***) maturing no more than one year from the date of investment therein, (d) money market accounts and (e) Investments consistent with any investment policy adopted by Borrower’s board of directors which has been provided to Agent prior to the Closing Date or any investment policy that has been approved in writing by Agent in its reasonable discretion;
(iii)repurchases of stock of Borrower from former employees, directors, or consultants of Borrower under the terms of applicable repurchase agreements at the original issuance price of such securities in an aggregate amount not to exceed (***) in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases;
(iv)Investments accepted in connection with Permitted Transfers;
(v)Investments (including debt obligations) (a) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business, and (b) consisting of endorsements of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower’s business;
(vi)Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subsection (vi) shall not apply to Investments of any Loan Party in any Subsidiary of a Loan Party;
(vii)Investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of capital stock of Company pursuant to employee stock purchase plans or other similar agreements approved by Company’s Board of Directors;
(viii)Investments consisting of: (A) travel advances and employee relocation loans in the ordinary course of business, and (B) loans to employees, officers, managers or directors relating to the purchase of equity securities of Borrower pursuant to employee stock purchase plans or agreements approved by Borrower’s Board of Directors or similar governing body; not to exceed (***) in the aggregate for (A) and (B), collectively, from the Closing Date until the time that no Secured Obligations (other than for inchoate indemnification obligations which, by their terms, survive termination of this Agreement) remain outstanding;
(ix)Investments (a) in newly-formed Subsidiaries, provided that each such Subsidiary enters into a Joinder Agreement promptly after its formation and executes such other documents as shall be reasonably requested by Agent, and (b) by a Subsidiary that is not a Loan Party in a Loan Party or another Subsidiary that is not a Loan Party;
(x)Investments in Foreign Subsidiaries approved in advance in writing by Agent or in an amount not to exceed (***);
(xi)Investments constituting Permitted Acquisitions;
(xii)(***);

(xiii)joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the nonexclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower do not exceed (***) in the aggregate in any fiscal year;
(xiv)additional Investments that do not exceed (***) in the aggregate;
(xv)Investments consisting of co-promotion, co-commercialization or co-development agreements for any territory, in an arm’s length transaction entered into on commercially reasonable terms and with an established pharmaceutical company and in an aggregate amount not to exceed (***); and
(xvi)Investments in the MSC Subsidiary, so long as an Event of Default does not exist at the time of such Investment and would not exist after giving effect to such Investment and provided that Borrower is, at all times, in compliance with the MSC Investment Conditions; and
(xvii)Investments of any Loan Party in or to other Loan Parties.

“Permitted Out-Licenses” means are (a) “off-the-shelf” licenses, and (b) licenses and similar arrangements for the use of the Intellectual Property of Borrower or any of its Subsidiaries entered into on arms’ length basis and in the ordinary course of business, provided, that, with respect to each such a license described in clause (b), any such license could not result in a legal transfer of title of the licensed property, and provided further that with respect to (***) such licenses are (***). For the avoidance of doubt, (***) within the meaning of clause (b) of this definition.

“Permitted Liens” means:

(i)Liens in favor of Agent or Lenders;
(ii)Liens existing on the Closing Date which are disclosed in Schedule 1C;
(iii)Liens for taxes, fees, assessments or other governmental charges or levies, either not yet due or which is being contested in good faith by appropriate proceedings; provided, that Borrower maintains adequate reserves therefor on Borrower’s Books in accordance with GAAP;
(iv)Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of Borrower’s business and imposed without action of such parties; provided, that the payment thereof is not yet required or which is being contested in good faith by appropriate proceedings provide that Borrower maintains adequate Borrower’s Books in accordance with GAAP;
(v)Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder;
(vi)the following deposits, to the extent made in the ordinary course of business:  deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA Section 4068 or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;

(vii)Liens on Equipment or software or other intellectual property constituting purchase money Liens and other Liens in connection with capital leases securing Indebtedness permitted in clause (iii) of “Permitted Indebtedness”;
(viii)Liens incurred in connection with Subordinated Indebtedness;
(ix)leasehold interests in leases or subleases and licenses (other than with respect to Intellectual Property) granted in the ordinary course of business and not interfering in any material respect with the business of the licensor;
(x)Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due;
(xi)Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets);
(xii)statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms;
(xiii)easements, servitudes, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property;
(xiv)(a) Liens on Cash securing obligations permitted under clause (vii) of the definition of Permitted Indebtedness and (b) security deposits in connection with real property leases, the combination of (a) and (b) in an aggregate amount not to exceed (***) at any time;
(xv)Licenses that qualify as Permitted Transfers (***);
(xvi)Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clauses (i) through (xv) above; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed, amended, restated or refinanced (as may have been reduced by any payment thereon) does not increase; and
(xvii)Liens in connection with operating leases and “precautionary filings” in connection with operating leases; provided that such Liens and collateral descriptions in such precautionary filings are limited to such specific operating leases and not all assets or substantially all assets of Borrower or any Subsidiary.

“Permitted Transfers” means:

(i)sales of Inventory in the ordinary course of business;
(ii)Permitted Out-Licenses (for the avoidance of doubt, including Project Gingerbread);
(iii)transfers (including any licenses of the Intellectual Property) by and among Borrower and any Subsidiary that has executed a Joinder Agreement;

(iv)transfers constituting the making of Permitted Investments, or the granting of Permitted Liens;
(v)dispositions of worn-out, expired, obsolete or surplus assets in the ordinary course of business;
(vi)after consultation with Agent ((***)), dispositions of property no longer used or useful in the conduct of the business of Borrower and its Subsidiaries;
(vii)the lapse, abandonment or other disposition of Intellectual Property that is, in the reasonable good faith judgment of Borrower or a Subsidiary, no longer economically practicable or commercially desirable to maintain or useful in the conduct of the business of Borrower and its Subsidiaries;
(viii)transfers of assets (a) from a Loan Party to another Loan Party, (b) from a Subsidiary that is not a Loan Party to a Loan Party or another Subsidiary that is not a Loan Party and (c) from a Loan Party to a Subsidiary that is not a Loan Party to the extent constituting a Permitted Investment;
(ix)sales, settlement, forgiveness or discounting, in the ordinary course of business, of past due or doubtful accounts in connection with the collection or compromise thereof or in connection with the bankruptcy or reorganization of suppliers or customers in an aggregate amount not to exceed (***) for all such sales, settlements, forgiveness or discounts;
(x)transfers of assets (including Cash and, solely to the extent permitted by clause (ii) of the definition of “Permitted Transfers”, licenses) pursuant to the licensing agreements, in each case, as in effect on the Closing Date and as amended or otherwise modified from time to time without giving effect to any amendments or modifications adverse to the Lenders without the consent of the Agent;
(xi)to the extent constituting a sale, disposition or transfer, such transfers necessary to facilitate the Permitted Investments under clauses (xiii) and (xv) of the definition thereof and in each case pursuant to the terms of such co-promotion, co-commercialization or co-development agreements or such joint venture or strategic alliance;
(xii)transfers of Cash in the ordinary course of business to the extent not otherwise inconsistent with the terms of this Agreement; and
(xiii)other Transfers of assets having a fair market value of not more than (***) in the aggregate in any fiscal year.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, other entity or government.

“Pledge Agreement” means the Pledge Agreement dated as of the Closing Date between each Borrower party thereto and Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Prime Rate” means the “prime rate” as reported in The Wall Street Journal or any successor publication thereto.

(***)

“Principal Stock Exchange” means the NASDAQ or, if the Common Stock is not listed on the NASDAQ, the principal national securities exchange or public quotation system on which the Common Stock is then listed for trading or quoted.

“Public Health Laws” means all Requirements of Law relating to the procurement, development, clinical and non-clinical evaluation, product approval or licensure, manufacture, production, analysis, distribution, dispensing, importation, exportation, use, handling, quality, sale, labeling, promotion, clinical trial registration or post market requirements of any drug, biologic or other product (including, without limitation, any ingredient or component of the foregoing products) subject to regulation under the Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.) and the Public Health Service Act (42 U.S.C. § 201 et seq.), including without limitation the regulations promulgated by the FDA at Title 21 of the Code of Federal Regulations and all applicable regulations promulgated by the National Institutes of Health (“NIH”) and codified at Title 42 of the Code of Federal Regulations, and guidance, compliance, guides, and other policies issued by the FDA, the NIH and other comparable governmental authorities.

“Qualified Cash” means an amount equal to (a) the amount of Borrower’s Cash held in accounts (i) in the United States which are subject to an Account Control Agreement in favor of Agent and subject to any post-closing period provided under this agreement to deliver Account Control Agreements and (ii) in the United Kingdom which are subject to the Debenture, minus (b) the Qualified Cash A/P Amount.

“Qualified Cash A/P Amount” means the amount of Borrower’s accounts payable under GAAP not paid within ninety (90) days after the due date for such account payable, other than any such accounts payable that are being contested in good faith by appropriate proceedings and for which Borrower and its Subsidiaries maintain adequate reserves in accordance with GAAP.

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Qualified Equity Issuance Net Proceeds” means the net proceeds in Cash (excluding any conversion of existing notes, share repurchases, or other holdbacks or discounts) received by a Borrower as consideration for any (a) public or private sale or issuance of any Qualified Equity Interests of Company (including, without limitation any at-the-market (ATM) offering), (b) contribution to the equity capital of Company (other than in exchange for Disqualified Equity Interests), (c) upfront proceeds from any Permitted Out-License or other business development transactions not prohibited under this Agreement, (d) any contractual milestone payments and other payments received under any licensing agreements (***) (e) any contractual milestone received under the (***) and (f) any Permitted Acquisition, for which the sole consideration paid was the issuance of Borrower’s Equity Interests; provided that the amount of Cash received by Company is, in the case of clauses (a) and (b) above, measured at the time made and without adjustment for subsequent changes in value, payable for the fair market value of sale, issuance or contribution and any other property received in connection with such sale, issuance or contribution, and paid by any Person that is not a Loan Party or a Subsidiary thereof.

“Receivables” means (i) all of Borrower’s Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, letters of credit, proceeds of any letter of credit, and Letter of Credit Rights, and (ii) all customer lists, software, and business records related thereto.

“Registration” means any registration, authorization, approval, license, permit, clearance, certificate, and exemption issued or allowed by the FDA or state pharmacy licensing authorities (including,

without limitation, new drug applications, biologic license applications (“BLAs”), abbreviated new drug applications or BLAs, investigational new drug applications, marketing approvals, pricing and reimbursement approvals, manufacturing-related licenses and approvals, drug master files, labelling approvals, wholesale distributor permits, or any of their foreign equivalents).

“Regulatory Action” means an administrative or regulatory enforcement action, proceeding or investigation, warning letter, untitled letter, Form 483 or similar inspectional observations, other notice of violation letter, recall, seizure, Section 305 notice or other similar written communication, or consent decree, issued or required by the FDA or under the Public Health Laws, the NIH or a comparable governmental authority in any other applicable regulatory jurisdiction.

“Required Lenders” means at any time, the holders of more than fifty percent (50%) of the sum of the aggregate unpaid principal amount of the Term Loans then outstanding.

“Restricted License” means any Material Agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such Material Agreement or any other property, or (b) for which a default under or termination of could reasonably be expected to materially adversely interfere with Agent’s right to sell any Collateral.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the United Kingdom, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom.

“Second Interest Only Extension Conditions” means satisfaction of each of the following events as of the Amortization Date: (a) the First Interest Only Extension Conditions shall have been achieved; (b) no Event of Default shall have occurred which is continuing; and (c) Borrower shall have at all times remained, unless otherwise agreed or waived by the Agent and the Required Lenders, in compliance with the financial covenants set forth in Section 7.21 (to the extent required to be tested at the relevant time).

“Secured Obligations” means Borrower’s obligations under this Agreement and any Loan Document, including any obligation to pay any amount now owing or later arising.

"Share Charge" means the Share Charge dated as of the Closing Date between each Borrower party thereto and Agent.

“Subordinated Indebtedness” means Indebtedness subordinated to the Secured Obligations pursuant to a subordination agreement in form and substance satisfactory to Agent in its sole discretion.

(***)

“Subsidiary” means an entity, whether a corporation, partnership, limited liability company, joint venture or otherwise, in which Borrower owns or controls, either directly or indirectly, more than fifty percent (50%) of the outstanding voting securities, including each entity listed on Schedule 1.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche 1 Commitment”, “Tranche 2 Commitment”, “Tranche 3 Commitment” “Tranche 4 Commitment”, or “Tranche 5 Commitment”, as the case may be, opposite such Lender’s name on Schedule 1.1.

“Term Loan” means any Term Loan Advance made under this Agreement.

“Term Loan Advance” means each Tranche 1 Advance, Tranche 2 Advance, Tranche 3 Advance, Tranche 4 Advance, Tranche 5 Advance and any other funds advanced under Section 2.2(a).

“Term Loan Cash Interest Rate” means for any day a per annum rate of interest equal to the greater of (i) (x) the Prime Rate plus (y) one and fifteen hundredths percent (1.15%), and (ii) nine and sixty-five hundredths percent (9.65%), in each case per annum.

“Term Loan Maturity Date” means June 1, 2029.

“Term Loan PIK Interest Rate” means two percent (2.00%) per annum.

“Third Interest Only Extension Conditions” means satisfaction of each of the following events as of the Amortization Date: (a) the First Interest Only Extension Conditions and the Second Interest Only Extension Conditions shall have been achieved; (b) no Event of Default shall have occurred which is continuing; and (c) Borrower shall have at all times remained, unless otherwise agreed or waived by the Agent and the Required Lenders, in compliance with the financial covenants set forth in Section 7.21 (to the extent required to be tested at the relevant time).

“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United Kingdom Intellectual Property Office, the United States Patent and Trademark Office or in any similar office or agency of the United Kingdom, the United States of America, any State thereof or any other country or any political subdivision thereof.

“Trading Day” means any day on which (a) there is no Market Disruption Event and (b) the Principal Stock Exchange is open for trading; provided that a “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (Eastern time) or the then standard closing time for regular trading on the relevant exchange or trading system.

“Tranche” means the Tranche 1 Advance, Tranche 2 Advance, Tranche 3 Advance, Tranche 4 Advance and/or the Tranche 5 Advance, as applicable.

“Tranche 1 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 1 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 2 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 2 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 2 Draw Period” means the period beginning on the first date on which Borrower shall have achieved the Approval Milestone I and continuing through the earlier to occur of (a) (***), and (b) the date that is (***) days after the first date on which Borrower shall have achieved the Approval Milestone I.

“Tranche 3 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 3 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 3 Draw Period” means the period beginning on the first date on which Borrower shall have achieved the Performance Milestone I and continuing through the earlier to occur of (a) (***), and (b) the date that is (***) days after the first date on which Borrower shall have achieved the Performance Milestone I.

“Tranche 4 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 4 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 4 Draw Period” means the period beginning on the first date on which Borrower shall have achieved the Performance Milestone II and continuing through the earlier to occur of (a) (***), and (b) the date that is (***) days after the first date on which Borrower shall have achieved the Performance Milestone II.

“Tranche 5 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 5 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche Facility Charge” means one percent (1.00%) of any Advance (other than a Tranche 1 Advance or Tranche 2 Advance), which is payable to Lenders in accordance with Section 4.2(d).

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of California; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as the same is, from time to time, in effect in a jurisdiction other than the State of California, then the term “UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

1.2The following terms are defined in the Sections or subsections referenced opposite such terms:

Defined Term
1940 Act	5.6(b)
Agent	Preamble
Assignee	11.14
Borrower	Preamble
Claims	11.11(a)
Collateral	3.1
Company	Preamble
Confidential Information	11.13
Current Company IP	5.10
End of Term Charge	2.6
Event of Default	9
Financial Statements	7.1
Indemnified Person	6.3
Lenders	Preamble
Liabilities	6.3
Maximum Rate	2.3
Minimum Cash Coverage Percentage	7.21(a)
Parent	Preamble
Participant Register	11.8
Payment Date	2.2(e)
Prepayment Charge	2.5
Publicity Materials	11.19
Register	11.7
Rights to Payment	3.1
Tranche 1 Advance	2.2(a)
Tranche 2 Advance	2.2(a)
Tranche 3 Advance	2.2(a)
Tranche 4 Advance	2.2(a)
Tranche 5 Advance	2.2(a)
Transfer	7.8

1.3Unless otherwise specified, all references in this Agreement or any Annex or Schedule hereto to a “Section,” “subsection,” “Exhibit,” “Annex,” or “Schedule” shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement.  Unless otherwise specifically provided herein, any accounting term used in this Agreement or the other Loan Documents shall have the meaning customarily given such term in accordance with GAAP as in effect on the date hereof, and all financial computations hereunder shall be computed in accordance with GAAP as in effect on the date hereof, consistently applied. Unless otherwise defined herein or in the other Loan Documents, terms that are used herein or in the other Loan Documents and defined in the UCC shall have the meanings given to them in the UCC.  For all purposes under the Loan Documents, in connection with any Division or plan of Division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
1.4If at any time any change in GAAP would affect the computation of any financial requirement set forth in any Loan Document, and either Borrower or the Required Lenders shall so request, Agent, Lenders and Borrower shall negotiate in good faith to amend such requirement to preserve the original intent thereof in light of such change in GAAP; provided that, until so amended, such requirement shall continue to be computed in accordance with GAAP prior to such change.
1.5Any reference in any Loan Document to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a Division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a Division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any Division of a limited liability company shall constitute a separate Person under the Loan Documents (and each Division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity) on the first date of its existence.  In connection with any Division, if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then such asset shall be deemed to have been transferred from the original Person to the subsequent Person.
SECTION 2. THE LOAN
2.1[Reserved]
2.2Term Loan Advances.
(a)Advances.
(i)Tranche 1.  Subject to the terms and conditions of this Agreement, on the Closing Date, Lenders will severally (and not jointly) make, and Borrower agrees to draw, a Term Loan Advance in an aggregate principal amount equal to Twenty-Five Million Dollars ($25,000,000) (such Term Loan Advance, the “Tranche 1 Advance”).
(ii)Tranche 2.  Subject to the terms and conditions of this Agreement, Borrower may request, and Lenders shall severally (and not jointly) make, during the Tranche 2 Draw Period, an additional Term Loan Advance in an aggregate principal amount equal to Twenty-Five Million Dollars ($25,000,000) (such Term Loan Advance, the “Tranche 2 Advance”).
(iii)Tranche 3.  Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, during the Tranche 3 Draw Period, an additional Term Loan Advance in an aggregate principal amount equal to Five Million Dollars ($5,000,000)) (such Term Loan Advance, the “Tranche 3 Advance”).
(iv)Tranche 4.  Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, during the Tranche 4 Draw Period, an additional Term Loan Advance in an aggregate principal amount equal to Thirty Million Dollars ($30,000,000) (such Term Loan Advance, the “Tranche 4 Advance”).
(v)Tranche 5.  Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, in each case, beginning on Closing Date and continuing through the last Business Day prior to the Amortization Date, and conditioned on approval by Lenders’ investment committee in is sole and unfettered discretion, an additional Term Loan Advance in an aggregate principal amount equal to Forty Million Dollars ($40,000,000) (such Term Loan Advance, the “Tranche 5 Advance”).
(b)Maximum Term Loan Amount.  The aggregate outstanding Term Loan Advances shall not exceed the Maximum Term Loan Amount plus, for the avoidance of doubt, any amount equal to the payment-in-kind interest added to principal pursuant to Section 2.1(d)(ii). Each Term Loan Advance of each Lender shall not exceed its respective Term Commitment plus, for the avoidance of doubt, any amount equal to the Term Loan PIK Interest Rate added to principal pursuant to Section 2.2(d)(ii). After repayment, no Term Loan Advance (or any portion thereof) may be reborrowed.
(c)Advance Request.  To obtain a Term Loan Advance, Borrower shall complete, sign and deliver an Advance Request (at least one (1) Business Day before the Closing Date and at least five (5) Business Days before each Advance Date other than the Closing Date to Agent. Lenders shall fund the Term Loan Advance in the manner requested by the Advance Request provided that each of the conditions precedent set forth in Section 4 and applicable to such Term Loan Advance is satisfied as of the requested Advance Date. The proceeds of any Term Loan Advance shall be deposited into an account that is (x) if in the United States subject to an Account Control Agreement in favor of Agent and (y) if in the United Kingdom subject to the Debenture.
(d)Interest.
(i)Term Loan Cash Interest Rate. In addition to interest accrued pursuant to the Term Loan PIK Interest Rate, the principal outstanding balance (including, for the avoidance of doubt, any accrued and capitalised-in-kind interest added to principal pursuant to Section 2.2(d)(ii)) of each Term Loan Advance shall bear interest thereon from such Advance Date at the Term Loan Cash Interest Rate based on a year consisting of three hundred sixty (360) days, with interest computed daily based on the actual number of days elapsed.  The Term Loan Cash Interest Rate will float and change on the day the Prime Rate changes from time to time.
(ii)Term Loan PIK Interest Rate.  In addition to interest accrued pursuant to the Term Loan Cash Interest Rate, the principal outstanding balance of each Term Loan Advance shall bear interest thereon from such Advance Date at the Term Loan PIK Interest Rate based on a year consisting of three hundred sixty (360) days, with interest computed daily based on the actual number of days elapsed, which amount shall be added to the outstanding principal balance so as to increase the outstanding principal balance of such Term Loan Advance on each Payment Date for such Advance, which principal amount shall accrue interest payable as provided in Section 2.2(d)(i) and which accrued and unpaid amount shall be payable when the principal amount of the Advance is payable in accordance with Section 2.2(e).

(iii)Payment.  Borrower will pay accrued but unpaid interest on each Term Loan Advance on the first Business Day of each month (each such date, a “Payment Date”), beginning the month after the Advance Date.  Borrower shall repay the aggregate principal balance of the Term Loan Advances that is outstanding as of the day immediately preceding the relevant Amortization Date, in equal monthly installments of principal and interest (mortgage style) beginning on the Amortization Date and continuing on the first Business Day of each month thereafter until the Secured Obligations (other than inchoate indemnity obligations which, by their terms, survive termination of this Agreement) are repaid.  The entire outstanding principal balance of the Term Loan Advances and all accrued but unpaid interest hereunder, and all other Secured Obligations with respect to the Term Loan Advances, shall be due and payable on the Term Loan Maturity Date.  Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. If a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately subsequent Business Day.  Agent or Lenders will initiate debit entries to Borrower’s account as authorized on the ACH Authorization (provided that prior to the delivery of an executed ACH Authorization Borrower shall wire such payments) (i) on each Payment Date of all periodic obligations payable to Lenders under each Term Loan Advance and (ii) reasonable and documented out-of-pocket legal fees and costs incurred by Agent or Lenders in connection with Section 11.12; provided that, with respect to clause (i) above, in the event that Lenders or Agent informs Borrower that Lenders will not initiate a debit entry to Borrower’s account for a certain amount of the periodic obligations due on a specific Payment Date, Borrower shall pay to Lenders, such amount of periodic obligations in full in immediately available funds on such Payment Date; provided, further, that, with respect to clause (i) above, if Lenders or Agent informs Borrower that Lenders will not initiate a debit entry as described above later than the date that is three (3) Business Days prior to such Payment Date, Borrower shall pay to Lenders such amount of periodic obligations in full in immediately available funds on the date that is three (3) Business Days after the date on which Lenders or Agent notifies Borrower of such; provided, further, that, with respect to clause (ii) above, in the event that Lenders or Agent informs Borrower that Lenders will not initiate a debit entry to Borrower’s account for specified out-of-pocket legal fees and costs incurred by Agent or Lenders, Borrower shall pay to Lenders such amount in full in immediately available funds within three (3) Business Days.
2.3Maximum Interest.  Notwithstanding any provision in this Agreement or any other Loan Document, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”).  If a court of competent jurisdiction shall finally determine that Borrower has actually paid to Lenders an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by Borrower shall be applied as follows: first, to the payment of the Secured Obligations consisting of the outstanding principal; second, after all principal is repaid, to the payment of Lenders’ accrued interest, costs, expenses, professional fees and any other Secured Obligations; and third, after all Secured Obligations are repaid, the excess (if any) shall be refunded to Borrower.
2.4Default Interest.  In the event any payment is not paid on the scheduled payment date and results in an Event of Default under Section 9.1, an amount equal to (***) of such past due amount shall be payable on demand. In addition, upon the occurrence and during the continuation of an Event of Default hereunder, all outstanding Secured Obligations, including principal and interest shall bear interest at a rate per annum equal to the rate set forth in Section 2.2(d) plus (***) per annum.  In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.2(d) or 2.4, as applicable.
2.5Prepayment. At its option upon at least seven (7) Business Days prior written notice to Agent, Borrower may at any time voluntarily prepay all or a portion (***) of the outstanding Advances by paying the entire outstanding principal balance (or such portion thereof), all accrued and unpaid interest thereon, all unpaid Lender’s fees and expenses due hereunder accrued to the date of the repayment (including, without limitation, the portion of the End of Term Charge applicable to the aggregate original principal amount of the Term Loan Advances being prepaid in accordance with Section 2.6(b)), together with a prepayment charge equal to the following percentage of the outstanding principal amount of such Advance amount being so prepaid: with respect to each Advance (a) (***); (b) (***); and (c) thereafter through (***) (each, a “Prepayment Charge”).  If at any time Borrower elects to make a prepayment, and at such time, there are outstanding Advances under multiple Tranches, the Prepayment Charge shall be determined by applying the amount of such prepayment in the following order: first, to the outstanding principal amount (and accrued but unpaid interest thereon) of Advances outstanding under the Tranche with the latest initial funding date; second, to the outstanding principal amount (and accrued but unpaid interest thereon) of Advances outstanding under the Tranche with the next latest initial funding date and so on until the entire principal balance of all Advances made hereunder (and all accrued but unpaid interest thereon) is paid in full.  Borrower agrees that the Prepayment Charge is a reasonable calculation of Lenders’ lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Advances.  Borrower shall prepay the outstanding amount of all principal and accrued interest through the prepayment date and the Prepayment Charge upon the occurrence of a Change in Control or any other prepayment hereunder. Notwithstanding the foregoing, Agent and Lenders agree to waive the Prepayment Charge if Agent and Lenders or their Affiliates (in their sole and absolute discretion) agree in writing to refinance the Advances prior to the Term Loan Maturity Date.  Any amounts paid under this Section shall be applied by Agent to the then unpaid amount of any outstanding Secured Obligations (including principal and interest) in such order and priority as Agent may choose in its sole discretion acting reasonably.  For the avoidance of doubt, if a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately subsequent Business Day.
2.6 End of Term Charge.
(a)On any date that Borrower partially prepays the outstanding Secured Obligations pursuant to Section 2.5 (other than, for the avoidance of doubt, any partial prepayment that would result in all remaining outstanding Secured Obligations being prepaid in full), Borrower shall pay the Lenders a charge of equal to (***) multiplied by the aggregate principal amount of such Term Loan Advances being prepaid.
(b)On the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays in full the outstanding Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement), (iii) the date that the outstanding Secured Obligations become due and payable in full, Borrower shall pay Lenders (i) a charge equal to (***) multiplied by the aggregate original principal amount of such Term Loan Advances funded, minus (ii) the aggregate amount of payments made pursuant to Section 2.6(a) (together, the “End of Term Charge”).

(c)Notwithstanding the required payment date of such End of Term Charge, the applicable pro rata portion of the End of Term Charge shall be deemed earned by Lenders as of each date that an applicable Term Loan Advance is made.  For the avoidance of doubt, if a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately preceding Business Day.
2.7Pro Rata Treatment.  Each payment (including prepayment) on account of any fee and any reduction of the Term Loan Advances shall be made pro rata according to the Term Commitments of the relevant Lender.
2.8Taxes; Increased Costs.  Borrower, Agent and Lenders each hereby agree to the terms and conditions set forth on Addendum 1 attached hereto.
2.9Treatment of Prepayment Charge and End of Term Charge.  Borrower agrees that any Prepayment Charge and any End of Term Charge payable shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination, and Borrower agrees that it is reasonable under the circumstances currently existing and existing as of the Closing Date.  The Prepayment Charge and the End of Term Charge shall also be payable in the event the Secured Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure, or by any other means.  Each Loan Party expressly waives (to the fullest extent it may lawfully do so) the provisions of any present or future statute or law that prohibits or may prohibit the collection of the foregoing Prepayment Charge and End of Term Charge in connection with any such acceleration.  Borrower agrees (to the fullest extent that each may lawfully do so): (a) each of the Prepayment Charge and the End of Term Charge is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (b) each of the Prepayment Charge and the End of Term Charge shall be payable notwithstanding the then prevailing market rates at the time payment is made; (c) there has been a course of conduct between Lenders and Borrower giving specific consideration in this transaction for such agreement to pay the Prepayment Charge and the End of Term Charge as a charge (and not interest) in the event of prepayment or acceleration; and (d) Borrower shall be estopped from claiming differently than as agreed to in this Section.  Borrower expressly acknowledges that its agreement to pay each of the Prepayment Charge and the End of Term Charge to Lenders as herein described was on the Closing Date and continues to be a material inducement to Lenders to provide the Term Loan Advances.
SECTION 3. SECURITY INTEREST
3.1Grant of Security Interest.  Each Borrower, other than any English Borrower, as security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, grants to Agent a security interest in all of such Borrower’s right, title, and interest in, to and under all of such Borrower’s personal property and other assets including without limitation the following (except as set forth herein) whether now owned or hereafter acquired (collectively, the “Collateral”):  (a) Receivables; (b) Equipment; (c) Fixtures; (d) General Intangibles (including Intellectual Property); (e) Inventory; (f) Investment Property; (g) Deposit Accounts; (h) Cash; (i) Goods; and all other tangible and intangible personal property of such Borrower whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located, and any of such Borrower’s property in the possession or under the control of Agent; and, to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

3.2Notwithstanding the broad grant of the security interest set forth in Section 3.1, above, the security interest granted by this Agreement shall not extend to, and the term “Collateral” and any other term defining the components of the Collateral in this Agreement, shall not include any Excluded Property; provided, that immediately upon the ineffectiveness, lapse or termination of any restriction or condition covering, or resulting in, any asset or other property of constituting Excluded Property (except the Co-Owned Intellectual Property), in each case, the Collateral shall (in the absence of any other applicable limitation and so long as such asset or other property would not otherwise constitute Excluded Property) include, and such Loan Party shall be deemed to have granted a security interest in, such Loan Party’s right, title and interest in and to such asset or other property and such asset or other property shall no longer constitute Excluded Property.
3.3(***)
3.4This Agreement is not intended to and does not of itself create any security interest or Lien over all or any part of any English Borrower's assets or rights.
SECTION 4. CONDITIONS PRECEDENT TO LOAN

The obligations of Lenders to make the Loan hereunder are subject to the satisfaction by Borrower of the following conditions:

4.1Initial Advance.  On or prior to the Closing Date, Borrower shall have delivered to Agent the following:
(a)duly executed copies of the Loan Documents (provided that the ACH Authorization shall be in agreed form on or prior to the Closing Date but need not be executed at such time), and all other documents and instruments reasonably required by Agent to effectuate the transactions contemplated hereby, in all cases in form and substance reasonably acceptable to Agent;
(b)duly executed notice (subject to the Debenture) delivered in respect of the bank account in which the proceeds of the Term Loan Advance will be deposited on the Closing Date;
(c)a legal opinion of Lender's counsel with respect to any English Borrower and any Loan Documents governed by English law, in form and substance reasonably acceptable to Agent;
(d)a legal opinion of Borrower’s counsel with respect to any Loan Parties incorporated in the United States and any Loan Documents governed by US law, in form and substance reasonably acceptable to Agent;
(e)copy of resolutions of each Borrower’s Board of Directors, certified by an officer of such Borrower, evidencing (i) approval of the Loan and other transactions evidenced by the Loan Documents, (ii) authorizing a specified person or persons to execute the Loan Documents to which it is a party on its behalf,  (iii) authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices (including, if relevant, any Advance Request or other relevant notice) to be signed and/or dispatched by it under or in connection with the Loan Documents to which it is a party, (iv) acknowledging that the Loan Documents are in the best interests of that Borrower and for its commercial benefit and the benefit of its members as a whole, and (v) if applicable, appointing a process agent for the service of documents under any overseas Loan Documents;

(f)if applicable (and excluding in respect to the Company), certified copies of resolutions of each English Borrower’s shareholders approving such Borrower’s (i) entry into this Agreement and the other Loan Documents to which it is a party, and approving the transactions contemplated thereunder, and (ii) amendments to their Charter;
(g)certified copies of the Charter of Borrower, certified by the Secretary of State of the applicable jurisdiction of organization, of Borrower (other than in respect of an English Borrower);
(h)a certificate of good standing for Borrower (other than any English Borrower) from its jurisdiction of organization;
(i)certified copies, dated as of a recent date, of searches for financing statements filed in the central filing office of the State of Delaware or District of Columbia, as appropriate, indicating that the Liens on any Collateral, if any, indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Term Loan Advance, will be terminated or released;
(j)payment of the Due Diligence Fee, Initial Facility Charge and reimbursement of Agent’s and Lenders’ current expenses reimbursable pursuant to this Agreement, which amounts may be deducted from the initial Advance;
(k)a duly executed copy of the Perfection Certificate and each exhibit and addendum thereto;
(l)copies of each insurance policy, in each case as  required under Article 6 hereof;
(m)in respect of each company incorporated in the United Kingdom whose shares are the subject of security (a "Charged Company"), either:
(i)a certificate of an authorised signatory of such Charged Company certifying that:

(x) it has complied within the relevant timeframe with any notice it has received pursuant to Part 21A of the Companies Act 2006; and (y) no "warning notice" or "restrictions notice" (in each case as defined in Schedule 1B of the Companies Act 2006) has been issued in respect of those shares,

(ii)together with a copy of the "PSC register" (within the meaning of section 790C(10) of the Companies Act 2006) of that Charged Company which is certified by an authorised signatory of such Charged Company to be correct, complete and not amended or superseded as at a date no earlier than the date of this Agreement; or
(iii)a certificate of an authorised signatory of such Charged Company certifying that it is not required to comply with Part 21A of the Companies Act 2006.
4.2All Advances.  On each Advance Date:
(a)Agent shall have received an Advance Request for the relevant Advance as required by Section 2.2(c), duly executed by Borrower’s authorised signatory;

(b)The representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the applicable Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;
(c)No Event of Default shall have occurred and be continuing;
(d)With respect to any Advance (other than the Tranche 1 Advance or Tranche 2 Advance) made available on such Advance Date, the Loan Parties shall have paid the Tranche Facility Charge applicable to such Advance (which amount may be deducted from such Advance); and
(e)Each Advance Request shall be deemed to constitute a representation and warranty by Borrower on the relevant Advance Date as to the matters specified in Section 4.2(b), Section 4.2(c) and Section 4.3 and as to the matters set forth in the Advance Request.
4.3No Default.  As of the Closing Date and at the time of and immediately after each Advance Date, (i) no fact or condition exists that could reasonably be expected to (or could reasonably be expected to, with the passage of time, the giving of notice, or both) constitute an Event of Default, (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.
SECTION 5. REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower represents and warrants that:

5.1Corporate Status; Execution and Delivery; Binding Effect.  Each Borrower is a corporation, public company or limited liability company, as the case may be, duly incorporated, organized, legally existing and in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, and is duly qualified as a foreign corporation, limited liability company or partnership, as the case may be, in all jurisdictions in which the nature of its business or location of its properties require such qualifications and where the failure to be qualified could reasonably be expected to have a Material Adverse Effect.  Borrower’s present name, former names (if any), locations, place of formation, tax identification number, organizational identification number and other information are correctly set forth in Exhibit B, as may be updated by Borrower in a written notice (including any Compliance Certificate) provided to Agent after the Closing Date in accordance with this Agreement. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by the Borrower.  Subject to the Legal Reservations, this Agreement constitutes and each other Loan Document delivered on or when so delivered will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.
5.2Collateral.  Borrower owns or otherwise has the rights to use the Collateral free of all Liens, except for Permitted Liens.  Borrower has the power and authority to grant to Agent a Lien in the Collateral as security for the Secured Obligations.
5.3Consents.  Borrower’s execution, delivery and performance of this Agreement and all other Loan Documents to which it is a party, (i) have been duly authorized by all necessary action of Borrower in accordance with its Organizational Documents and applicable law, (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens, (iii) do not  violate any provisions of Borrower’s Organizational Documents or violate in any material respect any, law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject and (iv) except as described on Schedule 5.3, do not violate any contract or agreement or require the consent or approval of any other Person which has not already been obtained to the extent, individually or in the aggregate, such violation could not reasonably be expected to have a Material Adverse Effect.  The individual or individuals executing the Loan Documents are duly authorized to do so at the time of execution.
5.4Material Adverse Effect.  No event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing. Borrower is not aware of any event or circumstance that is likely to occur that is reasonably expected to result in a Material Adverse Effect.
5.5Actions Before Governmental Authorities.  There are no actions, suits, claims, disputes or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Borrower, threatened in writing against or affecting Borrower or its property, that is reasonably expected to result in a Material Adverse Effect.
5.6Laws.
(a)Neither Borrower nor any of its Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority to which Borrower or such Subsidiaries are subject, in each case, where such violation or default would reasonably be expected to result in a Material Adverse Effect.  Borrower is not in default (after giving effect to any grace or cure period) in any manner under any provision of any agreement or instrument evidencing material Indebtedness, or any other Material Agreement to which it is a party or by which it is bound.
(b)Neither Borrower nor any of its Subsidiaries is an “investment company,” or a company that would be an “investment company” except for the exclusion from the definition of “investment company” in Section 3(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), or a company “controlled” by an “investment company” under the 1940 Act.  Neither Borrower nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors).  Borrower and each of its Subsidiaries has complied in all material respects with the Federal Fair Labor Standards Act.  Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005.  Neither Borrower’s nor any of its Subsidiaries’ properties or assets have been used by Borrower or such Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws.  Borrower and each of its Subsidiaries has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.
(c)None of Borrower, any of its Subsidiaries, or any of Borrower’s or its Subsidiaries’ respective controlled Affiliates (excluding any Affiliates under paragraph (b) of the definition thereof) or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law, (ii)

engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, or (iii) is a Blocked Person.  None of Borrower, any of its Subsidiaries, or (to the knowledge of Borrower) any of their controlled Affiliates or agents, acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law.  None of the funds to be provided under this Agreement will be used, directly or indirectly, (a) for any activities in violation of any applicable anti-money laundering, economic sanctions and anti-bribery laws and regulations or (b) for any payment to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
5.7Information Correct and Current.  No written information, report, Advance Request, financial statement, exhibit or schedule furnished (in each case, other than forecasts, projections and other forward-looking statements and information), by or on behalf of Borrower to Agent in connection with any Loan Document or included therein or delivered pursuant thereto contained, or, when taken as a whole, contains or will contain any material misstatement of fact or, when taken together with all other such information or documents, omitted,  omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading at the time such statement was made or deemed made. Additionally, any and all financial or business projections, forecasts or forward-looking statements provided by Borrower to Agent, whether prior to or after the Closing Date, shall be provided in good faith and based on the most current data and information available to Borrower and based on assumptions believed by management to be reasonable at the time made (it being understood that such matters are subject to significant uncertainties and contingencies, many of which are beyond the control of Borrower, that no assurance is given that any particular matters will be realized and that actual results may differ).
5.8Tax Matters.  Except as set forth on Schedule 5.8, (a) Borrower and its Subsidiaries have filed all federal and state income Tax returns and other material Tax returns that they are required to file, (b) Borrower and its Subsidiaries have duly paid all federal and state income Taxes and other material Taxes or installments thereof that they are required to pay, except Taxes being contested in good faith by appropriate proceedings and for which Borrower and its Subsidiaries maintain adequate reserves in accordance with GAAP, and (c) to the best of Borrower’s knowledge, no proposed or pending Tax assessments, deficiencies, audits or other proceedings with respect to Borrower or any Subsidiary have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
5.9Intellectual Property Claims.  Borrower is the sole owner of, or otherwise has the right to use, the Intellectual Property material to Borrower’s business.  Except as described on Schedule 5.9, (i) each of the material Copyrights, Trademarks and Patents is valid and enforceable, (ii) no material part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (iii) no claim has been made to Borrower that the ownership of or use of any material part of the Intellectual Property violates the rights of any third party. Exhibit C is a true, correct and complete list of each of Borrower’s Patents, registered Trademarks, registered Copyrights, and material agreements under which Borrower in-licenses Intellectual Property from third parties (other than shrink-wrap software licenses or other than “off-the-shelf” licenses or open-source software), together with application or registration numbers, as applicable, owned by Borrower or any Subsidiary. Borrower is not in material breach of, nor has Borrower failed to perform any material obligations under, any of the foregoing contracts, licenses or agreements and, to Borrower’s knowledge, no third party to any such contract, license or agreement is in material breach thereof or has failed to perform any material obligations thereunder in a manner that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
5.10Intellectual Property.
(a)A true, correct and complete list of each pending, registered, issued Intellectual Property that, individually or taken together with any other such Intellectual Property, is material to the business of Borrower and its Subsidiaries, taken as a whole, relating to the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of Borrower Products, and is owned by or exclusively licensed to Borrower or any of its Subsidiaries (collectively, the “Current Company IP”), including its name/title, current owner or co-owners (including ownership interest), registration, patent or application number, and registration or application date, issued or filed in the United States or the United Kingdom is set forth on Schedule 5.10(a).  Except as set forth on Schedule 5.10(a), (i) (A) each item of owned Current Company IP is valid, subsisting and (other than with respect to Patent applications) enforceable and no such item of Current Company IP has lapsed, expired, been cancelled or invalidated or become abandoned or unenforceable (except for Current Company IP that Borrower has intentionally allowed (or is allowing) to lapse in the exercise of its business judgement), and (B) no written notice has been received challenging the inventorship or ownership, or relating to any lapse, expiration, invalidation, abandonment or unenforceability, of any such item of Current Company IP, and (ii) (A) to the knowledge of Borrower, each such item of Current Company IP that is exclusively licensed from another Person is valid, subsisting and enforceable and no such item of Current Company IP has lapsed, expired, been cancelled or invalidated, or become abandoned or unenforceable, and (B) no written notice has been received challenging the inventorship or ownership, or relating to any lapse, expiration, invalidation, abandonment or unenforceability, of any such item of Current Company IP. To the knowledge of Borrower, there are no published patents, patent applications, articles or prior art references that would reasonably be expected to materially adversely affect the exploitation of the Borrower Products.  Except as set forth on Schedule 5.10(a), (x) each Person who has or has had any rights in or to owned Current Company IP or any trade secrets owned by Borrower or any of its Subsidiaries, including any inventor named on the Patents within such owned Current Company IP has filed by Borrower or any of its Subsidiaries, and has executed an agreement assigning his, her or its entire right, title and interest in and to such owned Current Company IP and such trade secrets, and the inventions, improvements, ideas, discoveries, writings, works of authorship, information and other intellectual property embodied, described or claimed therein, to the stated owner thereof, and (y) no such Person has any contractual or other obligation that would preclude or conflict with such assignment or the exploitation of the Borrower Products or entitle such Person to ongoing payments.
(b) (i) Borrower or any of its Subsidiaries possesses valid title to the Current Company IP for which it is listed as the owner, on Schedule 5.10(a); and (ii) there are no Liens on any Current Company IP other than Permitted Liens.
(c)There are no material maintenance, annuity or renewal fees that are currently overdue beyond their allotted grace period for any of the Current Company IP which is owned by or exclusively licensed to Borrower or any of its Subsidiaries, nor have any applications or registrations therefor lapsed or become abandoned, been cancelled or expired (except for those that

Borrower has intentionally allowed (or is allowing) to lapse in the exercise of its business judgement).
(d)No payments by Borrower or any of its Subsidiaries are due to any other Person in respect of the Current Company IP, other than pursuant to the applicable License pursuant to which Borrower or its Subsidiaries is licensed to use any such Current Company IP and those fees payable to patent offices in connection with the prosecution and maintenance of the Current Company IP, any applicable taxes and associated attorney fees.
(e)To the knowledge of Borrower, except as set forth on Schedule 5.10(e), neither Borrower nor any of its Subsidiaries has undertaken or omitted to undertake any acts, and no circumstance or grounds exist that would invalidate or reduce, in whole or in part, the enforceability or scope of (i) the Current Company IP in any manner that could reasonably be expected to materially adversely affect the Borrower Products, or (ii) in the case of Current Company IP owned or exclusively in-licensed by Borrower or any of its Subsidiaries, Borrower’s or Subsidiary’s right to (sub)license and exploit such Current Company IP.
(f)Except as described on Schedule 5.9 or in the most recently delivered Compliance Certificate in accordance with Section 7.1(d), there is no requested, filed pending, decided or settled opposition, interference proceeding, reissue proceeding, reexamination proceeding, inter-partes review proceeding, post-grant review proceeding, cancellation proceeding, injunction, litigation, paragraph IV patent certification or lawsuit under the Hatch-Waxman Act, hearing, investigation, complaint, arbitration, mediation, demand, International Trade Commission investigation, decree, or any other dispute, disagreement, or claim, in each case alleged in writing to Borrower or any of its Subsidiaries (collectively referred to hereinafter as “Specified Disputes”), nor to the knowledge of Borrower, has any such Specified Dispute been threatened in writing, in each case challenging the legality, validity, enforceability or ownership of any Current Company IP, in each case that would have a material adverse effect on the Borrower Products.
(g)In each case where an issued Patent within the Current Company IP is owned by Borrower or any of its Subsidiaries by assignment, the assignment has been duly recorded with the U.S. Patent and Trademark Office or the United Kingdom Intellectual Property Office (as applicable).
(h)Except as set forth on Schedule 5.10(h) there are no pending or, to the knowledge of Borrower, threatened claims against Borrower or any of its Subsidiaries alleging (i) that any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products in the United States infringes or violates (or in the past infringed or violated) the rights of any third parties in or to any Intellectual Property (“Third Party IP”) or constitutes a misappropriation of (or in the past constituted a misappropriation of) any Third Party IP, or (ii) that any Current Company IP is invalid or unenforceable.
(i)Except as set forth on Schedule 5.10(i), the manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products does not to the knowledge of Borrower,  infringe or violate (or in the past infringed or violated) any issued or registered Third Party IP (including any issued Patent within the Third Party IP) or constitute a misappropriation of (or in the past constituted a misappropriation of) any Third Party IP.

Except as set forth on Schedule 5.10(k), there are no settlements, covenants not to sue, consents, judgments or orders which: (i) restrict the rights of the Borrower or any of its Subsidiaries to use any Intellectual Property relating to the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products (in order to accommodate any Third Party IP or otherwise), or (ii) permit any third parties to use any Company IP.

(j)Except as set forth on Schedule 5.10(j), to the knowledge of Borrower (i) there is no, nor has there been any, infringement or violation by any Person of any of the Current Company IP or the rights therein, and (ii) there is no, nor has there been any, misappropriation by any Person of any of the Current Company IP or the subject matter thereof.
(k)Borrower and each of its Subsidiaries has taken all commercially reasonable measures customary in the biopharmaceutical industry to protect the confidentiality and value of all trade secrets owned by Borrower or any of its Subsidiaries or used or held for use by Borrower or any of its Subsidiaries, in each case relating to the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products.

Except as set forth on Schedule 5.10(m), at the time of any shipment of Borrower Product for use in the United States occurring prior to the Closing Date and to the extent applicable, the units thereof so shipped complied with their relevant specifications and were manufactured in all material respects in accordance with current FDA Good Manufacturing Practices.

(l)Except as described on Schedule 5.10(l), Borrower has all material rights with respect to Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted and proposed to be conducted by Borrower.  Without limiting the generality of the foregoing, except for restrictions that are unenforceable under Division 9 of the UCC or otherwise permitted under this Agreement with respect to Licenses, Borrower has the right, to the extent required to operate Borrower’s business, to freely transfer, license or assign Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted and proposed to be conducted by Borrower, without condition, restriction or payment of any kind (other than license payments in the ordinary course of business) to any third party, and Borrower owns or has the right to use, pursuant to valid licenses, all software development tools, library functions, compilers and all other third-party software and other items that are material in the operation or conduct of Borrower’s business and used in the design, development, promotion, sale, license, manufacture, import, export, use or distribution of Borrower Products except customary covenants in inbound license agreements and equipment leases where Borrower is the licensee or lessee.  Notwithstanding anything to the contrary in this Agreement, the representation and warranty set forth in this paragraph will not be interpreted s a representation and warranty of non-infringement of third-party Intellectual Property, which is dealt with exclusively in Section 5.10(h) and 5.10(i) above.
(m)No material software or other materials used by Borrower or any of its Subsidiaries (or used in any Borrower Products or any Subsidiaries’ products) are subject to an open-source or similar license (including but not limited to the General Public License, Lesser General Public License, Mozilla Public License, or Affero License) in a manner that would cause such software or other materials to have to be (i) distributed to third parties at no charge or a minimal charge (royalty-free basis); (ii) licensed to third parties to modify, make derivative works based on, decompile, disassemble, or reverse engineer; or (iii) used in a manner that requires disclosure or distribution in source code form.

(n)There are no material unpaid fees or royalties under any Material Agreements that have become overdue. Each such Material Agreement is in full force and effect and is legal, valid, binding, and enforceable in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability. Except as set forth on Schedule 5.10(n), to the knowledge of Borrower, neither Borrower nor any of its Subsidiaries, as applicable, is in breach of or default in any manner that could reasonably be expected to materially affect the Borrower Products under any such Material Agreement to which it is a party, and no circumstances or grounds exist that would give rise to a claim of breach or right of rescission or termination of any such Material Agreements, including the execution, delivery and performance of this Agreement and the other Loan Documents.
5.11Borrower Products.  Except as set forth on Schedule 5.11 and as provided for in any Registration or applications therefore, no Borrower Product is subject to any actual or, to the knowledge of Borrower, threatened litigation, proceeding or outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner Borrower’s use, transfer or licensing thereof or that may affect the use. There is no decree, order, judgment, agreement, stipulation, arbitral award or other provision entered into in connection with any litigation or proceeding that obligates Borrower to grant licenses or ownership interest in any future Intellectual Property related to the operation or conduct of the business of Borrower or Borrower Products.
5.12Financial Accounts.  Exhibit D, as may be updated by Borrower in a written notice provided to Agent after the Closing Date, is a true, correct and complete list of (a) all banks and other financial institutions at which Borrower or any Subsidiary maintains Deposit Accounts and (b) all institutions at which Borrower or any Subsidiary maintains an account holding Investment Property, and such exhibit correctly identifies the name and address of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.
5.13Employee Loans.  Except for loans constituting Permitted Investments or as described on Schedule 5.13, Borrower has no outstanding loans to any employee, officer or director of Borrower nor has Borrower guaranteed the payment of any loan made to an employee, officer or director of Borrower by a third party.
5.14Capitalization and Subsidiaries.  Borrower’s capitalization as of the Closing Date is set forth on Schedule 5.14 annexed hereto.  Borrower does not own any stock, partnership interest or other securities of any Person, except for Permitted Investments.  Attached as Schedule 5.14, as may be updated by Borrower in a written notice provided after the Closing Date, is a true, correct and complete list of each Subsidiary.
5.15Solvency.  The fair salable value of Borrower’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of Borrower’s liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.  The amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability.
SECTION 6. INSURANCE; INDEMNIFICATION
6.1Coverage.  (a) Borrower shall cause to be carried and maintained commercial general liability insurance covering Borrower and its Subsidiaries, on an occurrence form, against risks and in such amounts customarily insured against in Borrower’s line of business.  Such risks shall include the risks of bodily injury, including death, property damage, personal injury, advertising injury, and contractual liability per the terms of the indemnification agreement found in Section 6.3.  Borrower must maintain a minimum of (***) of commercial general liability insurance for each occurrence.  Borrower maintains and shall continue to maintain a minimum of (***) of directors’ and officers’ insurance for each occurrence and (***) in the aggregate.  So long as there are any Secured Obligations outstanding (other than inchoate indemnity obligations which, by their terms, survive termination of this Agreement), Borrower shall also cause to be carried and maintained insurance upon the business and assets of Borrower and its Subsidiaries, insuring against all risks of physical loss or damage howsoever caused, in an amount not less than the full replacement cost of the Collateral, provided that such insurance may be subject to standard exceptions and deductibles.  If Borrower fails to obtain the insurance called for by this Section 6.1 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document or which may be required to preserve the Collateral, Agent may obtain such insurance or make such payment, and all amounts so paid by Agent are immediately due and payable, bearing interest at the then highest rate applicable to the Secured Obligations, and secured by the Collateral.  Agent will make reasonable efforts to provide Borrower with notice of Agent obtaining such insurance at the time it is obtained or within a reasonable time thereafter.  No payments by Agent are deemed an agreement to make similar payments in the future or Agent’s waiver of any Event of Default.
6.2Certificates.  Borrower shall deliver to Agent certificates of insurance that evidence Borrower’s compliance with its insurance obligations in Section 6.1 and the obligations contained in this Section 6.2.  Other than in respect of an English Borrower, Borrower’s insurance certificate shall reflect Agent (shown as “Hercules Capital, Inc., as Agent, and its successors and/or assigns”) is an additional insured for commercial general liability, a lenders loss payable for all risk property damage insurance, subject to the insurer’s approval, and a lenders loss payable for property insurance and additional insured for liability insurance for any future insurance that Borrower may acquire from such insurer.  Other than in respect of an English Borrower, attached to the certificates of insurance will be additional insured endorsements for liability and lender’s loss payable endorsements for all risk property damage insurance.  Other than in respect of an English Borrower, all certificates of insurance will provide for a minimum of thirty (30) days advance written notice to Agent of cancellation (other than cancellation for non-payment of premiums, for which ten (10) days’ advance written notice shall be sufficient) or any other change adverse to Agent’s interests.  Any failure of Agent to scrutinize such insurance certificates for compliance is not a waiver of any of Agent’s rights, all of which are reserved.  Upon entering into or amending any insurance policy required hereunder, Borrower shall, in the then-next Compliance Certificate delivered in accordance with Section 7.1(d), provide Agent with copies of such policies and shall promptly deliver to Agent updated insurance certificates with respect to such policies.
6.3Indemnity.  Each Borrower agrees to indemnify and hold Agent, Lenders and their officers, directors, employees, agents, in-house attorneys, representatives and shareholders (each, an “Indemnified Person”) harmless from and against any and all third-party claims, costs, expenses, damages and liabilities (including such claims, costs, expenses, damages and liabilities based on liability in tort, including strict liability in tort), including reasonable attorneys’ fees and disbursements and other costs of investigation or defense (including those incurred upon any appeal) (collectively, “Liabilities”), that may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or the administration of such credit, or in connection with or arising out of the transactions contemplated hereunder and thereunder, or any actions or failures to act in connection therewith, or arising out of the disposition or utilization of the Collateral, excluding in all cases Liabilities to the extent such Liabilities arise solely out of gross negligence or willful misconduct of any Indemnified Person or changes in income tax rates.  This Section 6.3 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.  In no event shall any Indemnified Person be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). This Section 6.3 shall survive the repayment of indebtedness under, and otherwise shall survive the expiration or other termination of, this Agreement, in each case, subject to the applicable statute of limitations.
SECTION 7. COVENANTS OF BORROWER

Borrower agrees as follows:

7.1Financial Reports.  Borrower shall furnish to Agent the financial statements and reports listed hereinafter (the “Financial Statements”):
(a)as soon as practicable (***), unaudited internal management-prepared interim and year-to-date accounts as of the end of such month (prepared on a consolidated and consolidating basis, if applicable), including balance sheet in a form substantially similar to the form provided by Borrower with the Lenders prior to the date of this Agreement (including gross and net product revenue estimates following regulatory approval of any of Borrower's Products and actual cash balances at the end of such month;
(b)as soon as practicable (***), unaudited interim and year-to-date financial statements as of the end of such calendar quarter (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that could reasonably be expected to have a Material Adverse Effect or in such form as required to be filed with the Securities and Exchange Commission, certified by Borrower’s Chief Executive Officer or Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, and (ii) that they are subject to normal year-end adjustments;;
(c)as soon as practicable (***), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year or in such form as required to be filed with the Securities and Exchange Commission, certified without qualification by a firm of independent certified public accountants selected by Borrower and reasonably acceptable to Agent (it being understood that KPMG LLP and any other accounting firm of national standing are reasonably acceptable to Agent), accompanied by any management report from such accountants;
(d) as soon as practicable (***), a Compliance Certificate;
(e)as soon as practicable (***) after the end of each month, a report showing agings of accounts receivable and accounts payable;
(f)promptly after the sending or filing thereof, as the case may be, copies of any publicly available proxy statements, financial statements, information or reports that Company has made available to holders of its common stock and copies of any regular, periodic and special reports or registration statements that Company files with the Securities and Exchange Commission or any Governmental Authority that may be substituted therefor, or any national securities exchange;
(g)copies of any material Governmental Approvals obtained by Borrower or any of its Subsidiaries;
(h)promptly following delivery to the Company's directors, slides detailing key metrics and objectives relating to product revenue and product developmental timeline;
(i)financial and business projections, promptly following their approval by Company’s Board of Directors, and in any event, (***) following the start of Borrower’s fiscal year, as well as budgets, operating plans and other financial information reasonably requested by Agent;
(j)insurance renewal statements, annually or otherwise promptly upon renewal of insurance policies required to be maintained in accordance with Section 6.1;
(k)prompt notice of any legal process that is reasonably likely to result in damages, expenses or liabilities in excess of (***); and
(l)prompt (but in any event no more than two (2) Business Days’) notice if Borrower or any Subsidiary has knowledge that Borrower, or any Subsidiary or Affiliate of Borrower, is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

Borrower shall not (without the consent of Agent) make any change in its (a) material accounting policies or reporting practices (other than to the extent required or otherwise contemplated by GAAP or other applicable regulatory requirements), or (b) fiscal years or fiscal quarters. The fiscal year of Borrower shall end on December 31.

The executed Compliance Certificate, and all Financial Statements required to be delivered hereunder shall be sent per instructions (i) specified on Addendum 2 or (ii) otherwise provided by Agent to Borrower via a written notice from time to time.

Notwithstanding the foregoing, documents required to be delivered under Sections 7.1(a), (b), (c), (f) or (g) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower emails a link thereto to Agent; provided further that, to the extent any documents or reports are filed on Borrower’s website, such documents and reports shall be deemed to be provided to the Lenders on the date such documents are uploaded on Borrower’s website.

7.2Management Rights.  Borrower shall permit any representative that Agent or Lenders authorizes, including its attorneys and accountants (provided that each such representative is subject to a duty of confidentiality consistent with that in Section 11.13), to inspect the Collateral and examine and make copies and abstracts of the books of account and records of Borrower at reasonable times and upon reasonable notice during normal business hours; provided, however, that so long as no Event of Default has occurred and is continuing, such examinations shall be limited to no more often than once per fiscal year.  In addition, in connection with such inspections, any such representative shall have the right to meet with management and officers of Borrower to discuss such books of account and records.  In addition, Agent or Lenders shall be entitled at reasonable times and intervals to consult with and advise the management and officers of Borrower concerning significant business issues affecting Borrower (provided that Borrower is not required to adopt or comply with such advice).  Such consultations shall not unreasonably interfere with Borrower’s business operations. The parties intend that the rights granted Agent and Lenders shall constitute “management rights” within the meaning of 29 C.F.R. Section 2510.3-101(d)(3)(ii), but that any advice, recommendations or participation by Agent or Lenders with respect to any business issues shall not be deemed to give Agent or Lenders, nor be deemed an exercise by Agent or Lenders of, control over Borrower’s management or policies.

Notwithstanding anything to the contrary in this Section 7.2, Borrower and its Subsidiaries shall not be required to furnish, disclose or discuss any information that Borrower determines, acting reasonably and in its good faith discretion (i) is subject to attorney-client privilege, (ii) constitutes trade secrets, (iii) information related to compensation and employment and directorship arrangements to which Borrower owes a confidentiality obligation to a third party, or (iv) any information relating to Borrower’s and its Subsidiaries’ strategy, negotiating position or similar matters relating to the Loan Documents or any permitted refinancing thereof.

7.3Further Assurances.  Borrower shall, and shall cause each other Loan Party to, from time to time execute, deliver and file, alone or with Agent, any financing statements, security agreements, collateral assignments, notices, control agreements, promissory notes or other documents to perfect, give the highest priority to Agent’s Lien on the Collateral (subject to Permitted Liens) or otherwise evidence Agent’s rights herein, in each case, as reasonably requested by the Agent.  Borrower shall from time to time procure any instruments or documents as may be reasonably requested by Agent, and take all further action that may be necessary, or that Agent may reasonably request, to perfect and protect the Liens granted hereby or pursuant to applicable Loan Documents.  In addition, and for such purposes only, Borrower hereby authorizes Agent to execute and deliver on behalf of Borrower and to file any relevant financing statements (including an indication that the financing statement covers “all assets or all personal property” of Borrower in accordance with Section 9504 of the UCC), collateral assignments, notices, control agreements, security agreements and other documents without the signature of Borrower either in Agent’s name or in the name of Agent as agent and attorney-in-fact for Borrower in satisfaction of such obligation.  Borrower shall protect and defend Borrower’s title to the Collateral and Agent’s Lien thereon against all Persons claiming any interest adverse to Borrower or Agent other than Permitted Liens.
7.4Indebtedness.  Borrower shall not create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except for (a) the conversion of Indebtedness into equity securities and the payment of cash in lieu of fractional shares in connection with such conversion, (b) purchase money Indebtedness pursuant to its then applicable payment schedule, (c) prepayment by any Subsidiary of (i) inter-company Indebtedness owed by such Subsidiary to any Borrower, or (ii) if such Subsidiary is not a Borrower, intercompany Indebtedness owed by such Subsidiary to another Subsidiary that is not a Borrower, (d) payments made on Subordinated Indebtedness to the extent permitted under the relevant Subordination Agreement, (e) Indebtedness pursuant to clauses (iv), (vii) or (xiii) of the definition of Permitted Indebtedness, (f) refinancing or replacement of indebtedness described in clause (xiv) of the definition of Permitted Indebtedness, or (g) as otherwise permitted hereunder or approved in writing by Agent.
7.5Collateral.  Borrower shall at all times (a) keep the Collateral and all other property and assets used in Borrower’s business or in which Borrower now or hereafter holds any interest free and clear from any Liens whatsoever (except for Permitted Liens and Permitted Transfers), (b) ensure that the Co-Owned Intellectual Property does not become subject to any Liens (except for Permitted

Liens, Permitted Transfers and, to the extent constituting a Lien, any customary restrictions or encumbrances that would be applicable to such Co-Owned Intellectual Property by the virtue of the terms of the applicable agreement governing such Co-Owned Intellectual Property) and (c) shall give Agent prompt written notice of any legal process affecting the Collateral (and to the extent the Borrower is aware of such process, any Co-Owned Intellectual Property) or such other property and assets, in each case that is reasonably likely to be adversely detrimental and if so detrimental, would reasonably be expected to result in Material Adverse Effect, or any Liens thereon, provided however, that the Collateral and such other property or assets may be subject to Permitted Liens.  Borrower shall not agree with any Person other than Agent or Lenders not to encumber its property other than in connection with Permitted Liens, Permitted Transfers and any customary restrictions or encumbrances that would be applicable to Co-Owned Intellectual Property by the virtue of the terms of the applicable agreement governing Co-Owned Intellectual Property. Borrower shall not enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Borrower to create, incur, assume or suffer to exist any Lien upon any of its property (including Intellectual Property), whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party other than (i) this Agreement and the other Loan Documents, (ii) any agreements governing any purchase money Liens or capital lease obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby) (iii) customary restrictions on the assignment of leases, licenses and other agreements and (iv) customary restrictions or encumbrances that would be applicable to Co-Owned Intellectual Property by the virtue of the terms of the applicable agreement governing such Co-Owned Intellectual Property.  Borrower shall cause its Subsidiaries to protect and defend such Subsidiary’s title to its assets from and against all Persons claiming any interest adverse to such Subsidiary, and Borrower shall cause its Subsidiaries at all times to keep such Subsidiary’s property and assets free and clear from any legal process or Liens whatsoever (except for Permitted Liens, Permitted Transfers and any customary restrictions or encumbrances that would be applicable to Co-Owned Intellectual Property by the virtue of the terms of the applicable agreement governing Co-Owned Intellectual Property).
7.6Investments.  Borrower shall not directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries to do so, other than Permitted Investments.
7.7Distributions.  Except to the extent constituting Permitted Investments or Permitted Transfers, Borrower shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other Equity Interest other than pursuant to employee, director or consultant repurchase plans or other similar agreements, provided, however, in each case the repurchase or redemption price does not exceed the original consideration paid for such stock or Equity Interest, or (b) declare or pay any cash dividend or make any other cash distribution on any class of stock or other Equity Interest, except that a Subsidiary may pay dividends or make other distributions to Borrower or any Subsidiary of Borrower, or (c) except for Permitted Investments, lend money to any employees, officers or directors or guarantee the payment of any such loans granted by a third party in excess of (***) in the aggregate or as part of a 401k plan, or (d) the conversion of any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, or (e) waive, release or forgive any Indebtedness owed by any employees, officers or directors in excess of (***) in the aggregate.
7.8Transfers.  Except for Permitted Transfers and Permitted Investments, Borrower shall not, and shall not permit any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey (“Transfer”) any equitable, beneficial or legal interest in any material portion of its assets (including, without limitation, pursuant to a Division).

7.9Mergers and Consolidations.  Except for Permitted Acquisitions, Borrower shall not, nor will it permit any Subsidiary to, merge, dissolve, liquidate, consolidate with or into another Person, or dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (other than mergers or consolidations of (a) a Subsidiary (or the target of any Permitted Acquisition if such target becomes a Loan Party hereunder) which is not a Borrower into another Subsidiary or into Borrower or (b) a Borrower into another Borrower).
7.10Taxes.  Borrower shall, and shall cause each of its Subsidiaries to, pay when due all material Taxes of any nature whatsoever now or hereafter imposed or assessed against Borrower or such Subsidiary or the Collateral or upon Borrower’s (or such Subsidiary’s) ownership, possession, use, operation or disposition thereof or upon Borrower’s (or such Subsidiary’s) rents, receipts or earnings arising therefrom.  Borrower shall, and shall cause each of its Subsidiaries to, accurately file on or before the due date therefor (taking into account proper extensions) all federal and state income Tax returns and other material Tax returns required to be filed.  Notwithstanding the foregoing, Borrower and its Subsidiaries may contest, in good faith and by appropriate proceedings diligently conducted, Taxes for which Borrower and its Subsidiaries maintain adequate reserves in accordance with GAAP.
7.11Corporate Changes.
(a)Borrower shall not change its corporate name, legal form or jurisdiction of formation without twenty (20) days’ prior written notice to Agent.
(b)[Reserved.]
(c)Borrower shall not relocate its chief executive office or its principal place of business unless: (i) it has provided prior written notice to Agent; and (ii) such relocation shall be within the continental United States of America or the United Kingdom.
(d)If Borrower intends to add any new offices or business locations, including warehouses, containing any portion of Borrower’s Collateral valued, individually or in the aggregate, in excess of (***), then Borrower will use commercially reasonable efforts to procure the landlord of any such new offices or business locations, including warehouses, to execute and deliver a landlord consent in form and substance reasonably satisfactory to Agent (or, if it is an English Borrower, ensure that it perfects such security interest over the relevant Collateral pursuant to the terms of the Debenture).
(e) If Borrower intends to deliver any portion of Borrower’s assets or property valued, individually or in the aggregate, in excess of (***) to a bailee (excluding locations holding only clinical trial material, apheresis material, patient samples, viral vectors, test kits or finished drug product), and Agent and such bailee are not already parties to a bailee agreement governing both the Collateral and the location to which Borrower intends to deliver the Collateral, then Borrower will use commercially reasonable efforts to procure such bailee to execute and deliver a bailee agreement in form and substance reasonably satisfactory to Agent.
(f)The Borrower will not, and will not permit any Subsidiary to, engage to any material extent in any business other than those businesses conducted by the Borrower and its Subsidiaries on the date hereof or any business reasonably related or incidental thereto or representing a reasonable expansion thereof.

(g)Without the prior written consent of Agent, the Borrower will not make, or agree to make, any modification, amendment or waiver of any of the terms or provisions of Borrower’s Organizational Documents that is materially adverse to the rights of Lenders.
7.12Deposit Accounts.  No Loan Party shall maintain any Deposit Accounts, or accounts holding Investment Property, except with respect to which Agent has an Account Control Agreement, provided that no Account Control Agreement shall be required for any Excluded Account,.
7.13Joinder of Subsidiaries.  Borrower shall notify Agent of (a) each Subsidiary formed or acquired subsequent to the Closing Date (including any new Subsidiary formed by Division) and (b) each Subsidiary that ceases to be an Excluded Subsidiary subsequent to the Closing Date and, in each case of the foregoing clauses (a) and (b), within thirty (30) days of such formation, reclassification or acquisition (or such longer period of time as agreed to by Agent in writing (which may be by email) in its sole discretion), shall cause any such Subsidiary (other than an Excluded Subsidiary) to execute and deliver to Agent a Joinder Agreement and such other documents and instruments as shall be requested by Agent to effectuate the transactions contemplated by such Joinder Agreement (in each case in form and substance acceptable to Agent), or, if requested by Agent, a Guaranty and appropriate collateral security documents to secure the obligations pursuant to such Guaranty (in each case in form and substance acceptable to Agent); it being agreed that if such new Subsidiary is formed by a Division, the foregoing requirements shall be satisfied as soon as reasonably practicable following the formation of such Subsidiary.
7.14Regulatory and Product Notices. Borrower shall promptly (but in any event within five (5) days) after the receipt or occurrence thereof notify Agent of:
(a) any written notice received by Borrower or its Subsidiaries alleging potential or actual material violations of any Public Health Law by Borrower or its Subsidiaries,
(b)any written notice that the FDA (or international equivalent) is limiting, suspending or revoking any Registration (including, but not limited to, by the issuance of a clinical hold),
(c)any written notice that Borrower or its Subsidiaries has become subject to any Regulatory Action,
(d)the exclusion or debarment from any governmental healthcare program or debarment or disqualification by FDA (or international equivalent) of Borrower or its Subsidiaries or its or their authorized officers,
(e)any written notice that a Borrower or any Subsidiary, or any of their licensees or sublicensees (including licensees or sublicensees under any Material Agreement), is being investigated or is the subject of any allegation of potential or actual material violations of any Federal Health Care Program Laws,
(f)any written notice that any product of Borrower or its Subsidiaries has been seized, withdrawn, recalled, detained, or subject to a suspension of manufacturing, or the commencement of any proceedings in the United States or any other jurisdiction seeking the withdrawal, recall, suspension, import detention, or seizure of any Borrower Product are pending or threatened in writing against Borrower or its Subsidiaries,

(g)changing the scope of marketing authorization or the labeling of the products of Borrower and its Subsidiaries under any such Registration, or
(h)considering or implementing any other such regulatory action,
(i)except, in each case of (a) through (h) above, where such action would not reasonably be expected to have, either individually or in the aggregate, Material Regulatory Liabilities.

Notwithstanding the foregoing, documents required to be delivered under this Section 7.14 (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date on which Borrower emails a link thereto to Agent; provided that if such link is incomplete or incorrect in any respect, then such delivery shall be deemed not to have been made for purposes hereof.

7.15Notification of Event of Default.  Borrower shall notify Agent promptly, and in any event within two (2) Business Days, of the occurrence of any Event of Default.
7.16[Reserved.]
7.17Use of Proceeds.  Borrower agrees that the proceeds of the Loans shall be used solely to pay related fees and expenses in connection with this Agreement and for working capital and general corporate purposes.  The proceeds of the Loans will not be used in violation of Anti-Corruption Laws or applicable Sanctions.
7.18MSC Investment Conditions. At any time that the MSC Subsidiary has any assets or liabilities, Borrower shall satisfy the MSC Investment Conditions at all times.
7.19Material Agreement.  Borrower shall give prompt written notice to Agent of entering into a Material Agreement or materially amending or terminating a Material Agreement. Notwithstanding the foregoing, any notices required to be delivered under this Section 7.19 (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date on which Borrower emails a link thereto to Agent; provided that if such link is incomplete or incorrect in any respect, then such delivery shall be deemed not to have been made for purposes hereof.
7.20Compliance with Laws.
(a)Borrower (i) shall maintain, and shall cause its Subsidiaries to maintain, compliance in all material respects with all applicable laws, rules or regulations (including any law, rule or regulation with respect to the making or brokering of loans or financial accommodations), and (ii) shall, or cause its Subsidiaries to, obtain and maintain all required governmental authorizations, approvals, licenses, franchises, permits or registrations reasonably necessary in connection with the conduct of Borrower’s business.  Borrower shall not become an “investment company,” a company that would be an “investment company” except for the exclusion from the definition of “investment company” in Section 3(c) of the 1940 Act, or a company controlled by an “investment company” under the 1940 Act, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation X, T and U of the Federal Reserve Board of Governors).

(b)Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries permit any Affiliates (other than any Affiliates under sub-paragraph (b) of that definition) to, directly or indirectly, knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists.  Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries, permit any Affiliates (other than any Affiliates under sub-paragraph (b) of that definition) to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law.
(c)Borrower has implemented and shall maintain in effect policies and procedures designed to ensure compliance by Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.
(d)None of Borrower, any of its Subsidiaries or any of their respective directors, officers or employees, or to the knowledge of Borrower, any agent for Borrower or its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.  No Loan, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.
7.21Financial Covenants.
(a)Minimum Cash.  Beginning on the Initial Cash Test Date and at all times thereafter Borrower shall maintain Qualified Cash in an amount greater than or equal to (i) the outstanding principal amount of the Term Loan Advances, multiplied by fifty percent (50%) (the “Minimum Cash Coverage Percentage”); provided, however, upon Borrower’s achievement of Performance Milestone I, the Minimum Cash Coverage Percentage shall be reduced to forty percent (40%); provided, further, upon Borrower’s achievement of Performance Milestone II, the Minimum Cash Coverage Percentage shall be reduced to twenty-five percent (25%).
(b)Minimum Net Product Revenue.   Beginning on the Initial Revenue Test Date and tested as of the last day of each calendar month thereafter, Borrower shall achieve Net Product Revenue, measured on a trailing six (6) month basis, of at least sixty percent (60%) of the Net Product Revenue included in the Board Approved Forecast for the trailing six (6) month period ending on the last day of such calendar month.

Notwithstanding the foregoing, the minimum Net Product Revenue requirements of this Section 7.21(b) shall not be required to be complied with at any time in which (x) Company’s Market Capitalization for such day is greater than Five Hundred Million Dollars ($500,000,000) or (y) Borrower maintains Qualified Cash of greater than or equal to the outstanding principal and any accrued interest, the applicable portion of the End of Term Charge, and any invoiced fees, multiplied by eighty-five percent (85%). For the avoidance of doubt, if Company fails to so maintain the minimum Market Capitalization and Borrower fails to have so maintained the minimum Qualified Cash (as applicable and required pursuant to clause (x) or (y)) at any time during the period between the first day of the month most recently ended (for which the Borrower is required to deliver the financial statements and a Compliance Certificate in accordance with Section 7.1(a)) and the date on which Borrower has delivered the financial statements and a Compliance Certificate accordance with Section 7.1(a), Section 7.1(b) and Section 7.1(d), then Borrower shall be required to achieve Net Product Revenue with respect to the fiscal month for which the most recent monthly or quarterly (whichever is most recent) financial statements were delivered in accordance with Section 7.1(a) or Section 7.1(b).

7.22Intellectual Property.  Each Borrower shall (i) use commercially reasonable efforts protect, defend and maintain the validity and enforceability of its Intellectual Property; (ii) promptly advise Agent in writing of material infringements of its Intellectual Property; and (iii) not allow any Intellectual Property material to Borrowers’ business to be abandoned, forfeited or dedicated to the public other than with respect to immaterial Intellectual Property in the exercise of Borrower’s business judgement.  If a Borrower (a) obtains any Patent, registered Trademark, registered Copyright, registered mask work, or any pending application for any of the foregoing, whether as owner, licensee or otherwise, or (b) applies for any Patent or the registration of any Trademark, then such Borrower shall as soon as reasonably practicable provide written notice thereof to Agent and shall execute such intellectual property security agreements and other documents and take such other actions as Agent may request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent in such property.  If a Borrower decides to register any Copyrights or mask works in the United States Copyright Office and/or the United Kingdom Intellectual Property Office, such Borrower shall provide Agent with (***) days prior written notice of such Borrower’s intent to register such Copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office and/or the United Kingdom Intellectual Property Office (excluding exhibits thereto); (y) execute an intellectual property security agreement and such other documents and take such other actions as Agent may request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent in the Copyrights or mask works intended to be registered with the United States Copyright Office and/or the United Kingdom Intellectual Property Office; and (z) record such intellectual property security agreement with the United States Copyright Office and/or the United Kingdom Intellectual Property Office contemporaneously with filing the Copyright or mask work application(s) with the United States Copyright Office and/or the United Kingdom Intellectual Property Office. Borrowers shall as soon as practicable provide to Agent copies of all published applications that it files for Patents or for the registration of Trademarks, Copyrights or mask works, Borrower shall provide written notice to Agent within thirty (30) days of entering or becoming bound by any Restricted License (other than off-the-shelf software that is commercially available to the public).
7.23Transactions with Affiliates.  Except as otherwise described on Schedule 7.23, Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction of any kind with any Affiliate of Borrower or such Subsidiary on terms that are less favorable to Borrower or such Subsidiary, as the case may be, than those that might be obtained in an arm’s length transaction from a Person who is not an Affiliate of Borrower or such Subsidiary, other than (i) board and committee fees and equity compensation as publicly disclosed or approved by the Board to members of Borrower’s Board and (ii) transactions between and among Borrower and its Subsidiaries.
7.24Post-Closing Items. Borrower shall take each of the actions described on Schedule 7.24, in each case in the manner and by the dates set forth thereon (or such later date as may be agreed by Agent).

SECTION 8. (***)
8.1(***)
SECTION 9. EVENTS OF DEFAULT

The occurrence of any one or more of the following events shall be an “Event of Default”:

9.1Payments.  A Loan Party fails to pay any amount due under this Agreement or any of the other Loan Documents on the due date; provided, however, that an Event of Default shall not occur on account of a failure to pay due solely to an administrative or operational error of Agent or Lenders or Borrower’s bank if Borrower had the funds to make the payment when due and makes the payment within (***) Business Days following Borrower’s knowledge of such failure to pay; or
9.2Covenants.  A Loan Party breaches or defaults in the performance of any covenant or Secured Obligation under this Agreement, or any of the other Loan Documents, and (a) with respect to a Default under any covenant under this Agreement (other than under Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9,  7.15, 7.17, 7.21, 7.22 (but only with respect to the first sentence therein)  and 7.24), any other Loan Document, or any other agreement among Borrower, Agent and Lenders, such default continues for more than (***) Business Days after the earlier of the date on which (i) Agent or Lenders has given notice of such default to Borrower and (ii) Borrower has actual knowledge of such default or (b) with respect to a Default under any of Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9,  7.15, 7.17, 7.21, 7.22 (but only with respect to the first sentence therein)   and 7.24, the occurrence of such Default; or
9.3Material Adverse Effect.  A circumstance has occurred that could reasonably be expected to have a Material Adverse Effect; or
9.4Representations.  Any representation or warranty made by any Loan Party in any Loan Document shall have been false or misleading in any material respect when made or when deemed made; or
9.5Insolvency.  (a) A Loan Party or any of its Subsidiaries fails to be solvent as described under Section 5.15 hereof; (b) a Loan Party or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against a Loan Party or any of its Subsidiaries and is not dismissed or stayed within thirty (30) days (but no Advances shall be made while any of the conditions described in clause (a) exist or until any Insolvency Proceeding is dismissed); or
9.6Judgments; Penalties.  One or more fines, penalties or final judgments, orders or decrees for the payment of money in an amount, individually or in the aggregate, of at least (***) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against any Loan Party or any of its Subsidiaries by any Governmental Authority, and the same are not, within thirty (30) days after the entry, assessment or issuance thereof, discharged, or after execution thereof, or stayed pending appeal, or such judgments are not discharged prior to the expiration of any such stay (provided that no Advances shall be made prior to the discharge, or stay of such fine, penalty, judgment, order or decree); or
9.7Attachment; Levy; Restraint on Business.
(a)(i) The service of process seeking to attach, by trustee or similar process, any funds of any Loan Party or any of its Subsidiaries, or (ii) a notice of lien or levy is filed against any of any Loan Party’s assets by any Governmental Authority, and the same under subclauses (i) and (ii) hereof are not, within thirty (30) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Advances shall be made during any thirty (30) day cure period; or
(b)(i) any material portion of any Loan Party’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents any Loan Party from conducting all or any material part of its business
9.8Other Obligations. The occurrence of any default under (i) any agreement or obligation of a Loan Party involving any Indebtedness in excess of (***) resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness, (ii) any other material agreement or obligation, if a Material Adverse Effect could reasonably be expected to result from such default or (iii) any Material Agreement resulting in a right by such third party or parties, whether or not exercised, to terminate such Material Agreement or accelerate payments in excess of (***) owed thereunder.
9.9Governmental Approvals; FDA Action.  (a) Any Governmental Approval shall have been revoked, rescinded, suspended, modified in an adverse manner, or not renewed in the ordinary course for a full term and such revocation, rescission, suspension, modification or non renewal has resulted in or could reasonably be expected to result in a Material Adverse Effect; or (b) (i) the FDA, DOJ or other Governmental Authority initiates a regulatory action or any other enforcement action against Borrower or any of its Subsidiaries or any supplier of Borrower or any of its Subsidiaries that causes Borrower or any of its Subsidiaries to recall, withdraw, remove or discontinue manufacturing, distributing, and/or marketing any of its products, even if such action is based on previously disclosed conduct, which has resulted in or could reasonably be expected to result in a Material Adverse Effect; (ii) the FDA or any other comparable Governmental Authority issues a warning letter to Borrower or any of its Subsidiaries with respect to any of its activities or products which would reasonably be expected to result in a Material Adverse Effect; (iii) Borrower or any of its Subsidiaries conducts a mandatory or voluntary recall which would reasonably be expected to result in liability and expense to Borrower or any of its Subsidiaries of (***) or more; (iv) Borrower or any of its Subsidiaries enters into a settlement agreement with the FDA, DOJ or other Governmental Authority that results in aggregate liability as to any single or related series of transactions, incidents or conditions, of (***) or more, or that could reasonably be expected to result in a Material Adverse Effect, even if such settlement agreement is based on previously disclosed conduct; or (v) the FDA or any other comparable Governmental Authority revokes any material authorization or permission granted under any Registration, or Borrower or any of its Subsidiaries withdraws any Registration, that could reasonably be expected to result in a Material Adverse Effect.
9.10Stop Trade.  At any time, an SEC stop trade order or NASDAQ market trading suspension of the Common Stock shall be in effect for (***) consecutive days or (***) days during a period of (***) consecutive days, excluding in all cases a suspension of all trading on a public market, provided that Borrower shall not have been able to cure such trading suspension within (***) days of the notice thereof or list the Common Stock on another public market within (***) days of such notice.
SECTION 10. REMEDIES
10.1General.  Upon the occurrence and during the continuance of any one or more Events of Default, Agent may, and at the direction of the Required Lenders shall, accelerate and demand payment of all or any part of the outstanding Secured Obligations together with a

Prepayment Charge and declare them to be immediately due and payable (provided, that upon the occurrence of an Event of Default of the type described in Section 9.5, all of the Secured Obligations (including, without limitation, the Prepayment Charge and the End of Term Charge) shall automatically be accelerated and made due and payable, in each case without any further notice or act).  Borrower hereby irrevocably appoints Agent as its lawful attorney-in-fact to:  (a) exercise following the occurrence of an Event of Default which is continuing, (i) sign Borrower’s name on any invoice or bill of lading for any account or drafts against account debtors; (ii) demand, collect, sue, and give releases to any account debtor for monies due, settle and adjust disputes and claims about the accounts directly with account debtors, and compromise, prosecute, or defend any action, claim, case, or proceeding about any Collateral (including filing a claim or voting a claim in any bankruptcy case in Agent’s or Borrower’s name, as Agent may elect); (iii) make, settle, and adjust all claims under Borrower’s insurance policies; (iv) pay, contest or settle any Lien, charge, encumbrance, security interest, or other claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (v) transfer the Collateral into the name of Agent or a third party as the UCC permits; and (vi) receive, open and dispose of mail addressed to Borrower; and (b), (i) endorse Borrower’s name on any checks, payment instruments, or other forms of payment or security; and (ii) notify all account debtors to pay Agent directly.  Borrower hereby appoints Agent as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Secured Obligations have been satisfied in full and the Loan Documents have been terminated.  Agent’s foregoing appointment as Borrower’s attorney in fact, and all of Agent’s rights and powers, coupled with an interest, are irrevocable until all Secured Obligations (other than inchoate indemnity obligations which, by their terms, survive termination of this Agreement) have been fully repaid and performed and the Loan Documents have been terminated.  Agent may, and at the direction of the Required Lenders shall, exercise all rights and remedies with respect to the Collateral under the Loan Documents or otherwise available to it under the UCC and other applicable law, including the right to release, hold, sell, lease, liquidate, collect, realize upon, or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral.  All Agent’s rights and remedies shall be cumulative and not exclusive.
10.2Collection; Foreclosure.  Upon the occurrence and during the continuance of any Event of Default, Agent may, and at the direction of the Required Lenders shall, at any time or from time to time, apply, collect, liquidate, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Agent may elect.  Any such sale may be made either at public or private sale at its place of business or elsewhere.  Borrower agrees that any such public or private sale may occur upon ten (10) calendar days’ prior written notice to Borrower.  Upon the occurrence and during the continuance of any Event of Default, Agent may require Borrower to assemble the Collateral and make it available to Agent at a place designated by Agent that is reasonably convenient to Agent and Borrower.  The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by Agent in the following order of priorities:

First, to Agent, in an amount equal to the sum of all fees owing to Agent hereunder and under any other Loan Document;

Second, to Agent and Lenders in an amount sufficient to pay in full Agent’s and Lenders’ reasonable costs and professionals’ and advisors’ fees and expenses as described in Section 11.12;

Third, to Lenders, ratably, in an amount equal to the sum of all accrued interest owing to Lenders on the Term Loan Advances hereunder;

Fourth, to Lenders, ratably, in an amount equal to the sum of the outstanding principal and premium, if any owing to Lenders from Borrower on the Term Loan Advances hereunder;

Fifth, to Lenders and Agent, ratably (in proportion to all remaining Secured Obligations owing to each), in an amount equal to the sum of all other outstanding and unpaid Secured Obligations (including principal, interest, and the default rate interest set forth in Section 2.4, if required under this Agreement), in such order and priority as Agent may choose in its sole discretion; and

Finally, after the full and final payment in Cash of all of the Secured Obligations (other than inchoate obligations which, by their terms, survive termination of this Agreement), to any creditor holding a junior Lien on the Collateral, or to Borrower or its representatives or as a court of competent jurisdiction may direct.

Agent shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under the UCC.

10.3No Waiver.  Agent shall be under no obligation to marshal any of the Collateral for the benefit of Borrower or any other Person, and, to the maximum extent permitted by applicable law, Borrower expressly waives all rights, if any, to require Agent to marshal any Collateral.
10.4Waivers.  Except for notices expressly provided for in the Loan Documents, Borrower waives, to the maximum extent permitted by applicable law, demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Agent on which Borrower is liable.
10.5Cumulative Remedies.  The rights, powers and remedies of Agent hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative.  The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of or election of remedies with respect to any other rights, powers and remedies of Agent.
SECTION 11. MISCELLANEOUS
11.1Severability.  Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
11.2Notice.  Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication (including the delivery of Financial Statements) that is required, contemplated, or permitted under the Loan Documents or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by electronic mail or hand delivery or delivery by an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States of America mails, with proper first class postage prepaid, in each case addressed to the party to be notified as follows:
(a)If to Agent:

HERCULES CAPITAL, INC.
Legal Department
Attention: Chief Legal Officer; (***)
1 North B Street, Suite 2000
San Mateo, CA 94401
email: (***)
Telephone: (***)

(b)If to Lenders:

HERCULES CAPITAL, INC.
Legal Department
Attention: Chief Legal Officer; (***)
1 North B Street, Suite 2000
San Mateo, CA 94401
email: (***)
Telephone: (***)

(c)If to Borrower:

Adaptimmune Therapeutics plc

General Counsel

(***)

(***)

or to such other address as each party may designate for itself by like notice.

11.3Entire Agreement; Amendments.
(a)This Agreement and the other Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, non-disclosure or confidentiality agreements, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof (including Agent’s revised proposal letter dated April 22, 2024 and the Non-Disclosure Agreement).
(b)Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.3(b).  The Required Lenders and Loan Parties party to the relevant Loan Document may, or, with the written consent of the Required Lenders, Agent and Loan Parties party to the relevant Loan Document may, from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of Lenders or of Loan Parties hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (A) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan Advance, reduce the stated rate of any interest (or fee payable hereunder) or extend the scheduled date of any payment thereof, in each case without the written consent of each Lender directly affected thereby; (B) eliminate or reduce the voting rights of any Lender under this Section 11.3(b) without the written consent of such Lender; (C) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by Loan Parties of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release a Loan Party from its obligations under the Loan Documents, in each case without the written consent of all Lenders; or (D) amend, modify or waive any provision of Section 11.18 or Addendum 3 without the written consent of Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each Lender and shall be binding upon the applicable Loan Parties, Lenders, Agent and all future holders of the Loans.
11.4No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
11.5No Waiver.  The powers conferred upon Agent and Lenders by this Agreement are solely to protect their rights hereunder and under the other Loan Documents and their interest in the Collateral and shall not impose any duty upon Agent or Lenders to exercise any such powers.  No omission or delay by Agent or Lenders at any time to enforce any right or remedy reserved to them, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Agent or Lenders are entitled, nor shall it in any way affect the right of Agent or Lenders to enforce such provisions thereafter.
11.6Survival.  All agreements, representations and warranties contained in this Agreement and the other Loan Documents or in any document delivered pursuant hereto or thereto shall be for the benefit of Agent and Lenders and shall survive the execution and delivery of this Agreement. Sections 6.3, 11.9, 11.11, 11.14, 11.15, 11.17 and 11.18 shall survive the termination of this Agreement.
11.7Successors and Assigns.  The provisions of this Agreement and the other Loan Documents shall inure to the benefit of and be binding on Borrower and its permitted assigns (if any).  No Loan Party shall assign its obligations under this Agreement or any of the other Loan Documents without Agent’s express prior written consent, and any such attempted assignment shall be void and of no effect.  Agent and Lenders may assign, transfer, or endorse its rights hereunder and under the other Loan Documents without prior notice to Borrower, and all of such rights shall inure to the benefit of Agent’s and Lenders’ successors and assigns; provided that as long as no Event of Default has occurred and is continuing,  neither Agent nor any Lender may assign, transfer or endorse its rights hereunder or under the Loan Documents to (i) any party that is a direct competitor of Borrower or (ii) a distressed debt, loan-to-own or vulture fund (in each case, as reasonably determined by the Agent), without the prior written consent of the Company (such consent to be in its sole and absolute discretion), it being acknowledged that in all cases, any transfer to an Affiliate of any Lender or Agent shall be allowed.  Notwithstanding the foregoing, (x) in connection with any assignment by a Lender as a result of a forced divestiture at the request of any regulatory agency, the restrictions set forth herein shall not apply and Agent and Lenders may assign, transfer or endorse its rights hereunder and under the other Loan Documents to any Person or party and (y) in connection with a Lender’s own financing or securitization transactions, the restrictions set forth herein shall not apply and Agent and Lenders may assign, transfer or endorse its rights hereunder and under the other Loan Documents to any Person or party providing such financing or formed to undertake such securitization transaction and any transferee of such Person or party upon the occurrence of a default, event of default or similar occurrence with respect to such financing or securitization transaction; provided that no such sale, transfer, pledge or assignment under this clause (y) shall release such Lender from any of its obligations hereunder or substitute any such Person or party for such Lender as a party hereto until Agent shall have received and accepted an effective assignment agreement from such Person or party in form satisfactory to Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such assignee as Agent reasonably shall require.  Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain at one of its offices in the United States a register for the recordation of the names and addresses of Lender(s), and the Term Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and Borrower, Agent and Lender(s) shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement.  The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
11.8Participations.  Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) and proposed Section 1.163-5(b) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register.  Borrower agrees that each participant shall be entitled to the benefits of the provisions in Addendum 1 attached hereto (subject to the requirements and limitations therein, including the requirements under Section 7 of Addendum 1 attached hereto (it being understood that the documentation required under Section 7 of Addendum 1 attached hereto shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.7; provided that such participant shall not be entitled to receive any greater payment under Addendum 1 attached hereto, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the participant acquired the applicable participation.
11.9Governing Law.  This Agreement and the other Loan Documents have been negotiated and delivered to Agent and Lenders in the State of California, and shall have been accepted by Agent and Lenders in the State of California.  Payment to Agent and Lenders by Borrower of the Secured Obligations is due in the State of California.  This Agreement and the other Loan Documents shall (unless otherwise specified therein) be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.
11.10Consent to Jurisdiction and Venue.  All judicial proceedings (to the extent that the reference requirement of Section 11.11 is not applicable) arising in or under or related to this Agreement or any of the other Loan Documents may be brought in any state or federal court located in the State of California.  By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in Santa Clara County, State of California; (b) waives any objection as to jurisdiction or venue in Santa Clara County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or the other Loan Documents.  Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 11.2 and shall be deemed effective and received as set forth in Section 11.2.  Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.
11.11Mutual Waiver of Jury Trial / Judicial Reference.
(a)Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert Person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws.  EACH OF BORROWER, AGENT AND LENDERS SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY BORROWER AGAINST AGENT, LENDERS OR THEIR RESPECTIVE ASSIGNEE OR BY AGENT, LENDERS OR THEIR RESPECTIVE ASSIGNEE AGAINST BORROWER.  This waiver extends to all such Claims, including Claims that involve Persons other than Agent, Borrower or any Lenders; Claims that arise out of or are in any way connected to the relationship among Borrower, Agent and Lenders; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement, any other Loan Document.
(b)If the waiver of jury trial set forth in Section 11.11(a) is ineffective or unenforceable, the parties agree that all Claims shall be resolved by reference to a private judge sitting without a jury, pursuant to Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of the Santa Clara County, California.  Such proceeding shall be conducted in Santa Clara County, California, with California rules of evidence and discovery applicable to such proceeding.
(c)In the event Claims are to be resolved by judicial reference, either party may seek from a court identified in Section 11.10, any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by judicial reference.
11.12Professional Fees.  Borrower promises to pay Agent’s and Lenders’ reasonable and documented fee and expenses necessary to finalize the Loan Documents, including but not limited to reasonable and documented attorneys’ fees, UCC searches, filing costs, and other miscellaneous expenses. In addition, Borrower promises to pay any and all reasonable and documented attorneys’ and other professionals’ fees (including allocated costs of in-house counsel) and expenses incurred by Agent and Lenders after the Closing Date in connection with or related to:  (a) the Loan; (b) the administration, collection, or enforcement of the Loan; (c) the amendment or modification of the Loan Documents; (d) any waiver, consent, release, or termination under the Loan Documents; (e) the protection, preservation, audit, field exam, sale, lease, liquidation, or disposition of Collateral or the exercise of remedies with respect to the Collateral; (f) any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to Borrower or the Collateral, and any appeal or review thereof; and (g) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to Borrower, the Collateral, the Loan Documents, including representing Agent or Lenders in any adversary proceeding or contested matter commenced or continued by or on behalf of Borrower’s estate, and any appeal or review thereof.
11.13Confidentiality.  Agent and Lenders acknowledge that certain items of Collateral and information provided to Agent and Lenders by Borrower are confidential and proprietary information of Borrower, if and to the extent such information either (x) is marked as confidential by Borrower at the time of disclosure, or (y) should reasonably be understood to be confidential (the “Confidential Information”).  Accordingly, Agent and Lenders agree that any Confidential Information it may obtain in the course of acquiring, administering, or perfecting Agent’s security interest in the Collateral shall not be disclosed to any other Person or entity in any manner whatsoever, in whole or in part, without the prior written consent of Borrower, except that Agent and Lenders may disclose any such information:  (a) to its Affiliates and its partners, investors, lenders, directors, officers, employees, agents, advisors, counsel, accountants, representatives and other professional advisors if Agent or Lenders in their sole discretion determine that any such party should have access to such information in connection with such party’s responsibilities in connection with the Loan or this Agreement and, provided that such recipient of such Confidential Information either (i) agrees to be bound by the confidentiality provisions of this Section or (ii) is otherwise subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information; (b) if such information is generally available to the public or to the extent such information becomes publicly available other than as a result of a breach of this Section or becomes available to Agent or any Lender, or any of their respective Affiliates on a non-confidential basis from a source other than Borrower; (c) if required or appropriate in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over Agent or Lenders and any rating agency; (d) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by Agent’s or Lenders’ counsel; (e) to comply with any legal requirement or law applicable to Agent or Lenders or demanded by any Governmental Authority; (f) to the extent reasonably necessary in connection with the exercise of, or preparing to exercise, or the enforcement of, or preparing to enforce, any right or remedy under any Loan Document (including Agent’s sale, lease, or other disposition of Collateral after the occurrence of a Default), or any action or proceeding relating to any Loan Document; (g) to any participant or assignee of Agent or Lenders or any prospective participant or assignee, provided, that such participant or assignee or prospective participant or assignee is subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information; (h) to any investor or potential investor (and each of their respective Affiliates or clients) in Agent or Lenders (or each of their respective Affiliates); provided that such investor, potential investor, Affiliate or client is subject to confidentiality obligations with respect to the Confidential Information; (i) otherwise to the extent consisting of general portfolio information that does not identify Borrower; or (j) otherwise with the prior consent of Borrower; provided, that any disclosure made in violation of this Agreement shall not affect the obligations of Borrower or any of its Affiliates or any guarantor under this Agreement or the other Loan Documents.  Agent’s and Lenders’ obligations under this Section 11.13 shall supersede all of their respective obligations under the Non-Disclosure Agreement.
11.14Assignment of Rights.  Borrower acknowledges and understands that Agent or Lenders may, subject to Section 11.7, sell and assign all or part of its interest hereunder and under the Loan Documents to any Person or entity (an “Assignee”).  After such assignment the term “Agent” or “Lender” as used in the Loan Documents shall mean and include such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Agent and Lenders hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, Agent and Lenders shall retain all rights, powers and remedies hereby given.  No such assignment by Agent or Lenders shall relieve Borrower of any of its obligations hereunder.  Lenders agree that in the event of any transfer by it of the promissory note(s) (if any), it will endorse thereon a notation as to the portion of the principal of the promissory note(s), which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.
11.15Revival of Secured Obligations.  This Agreement and the Loan Documents shall remain in full force and effect and continue to be effective if any petition is filed by or against Borrower for liquidation or reorganization, if Borrower becomes insolvent or makes an assignment for the benefit of creditors, if a receiver or trustee is appointed for all or any significant part of Borrower’s assets, or if any payment or transfer of Collateral is recovered from Agent or Lenders.  The Loan Documents and the Secured Obligations and Collateral security shall continue to be effective, or shall be revived or reinstated, as the case may be, if at any time payment and performance of the Secured Obligations or any transfer of Collateral to Agent, or any part thereof is rescinded, avoided or avoidable, reduced in amount, or must otherwise be restored or returned by, or is recovered from, Agent, Lenders or by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment, performance, or transfer of Collateral had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, avoided, avoidable, restored, returned, or recovered, the Loan Documents and the Secured Obligations shall be deemed, without any further action or documentation, to have been revived and reinstated except to the extent of the full, final, and indefeasible payment to Agent or Lenders in Cash.
11.16Counterparts.  This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.
11.17No Third-Party Beneficiaries.  No provisions of the Loan Documents are intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any Person other than Agent, Lenders and Borrower unless specifically provided otherwise herein, and, except as otherwise so provided, all provisions of the Loan Documents will be personal and solely among Agent, Lenders and the Loan Parties party thereto.
11.18Agency.  Agent and each Lender hereby agree to the terms and conditions set forth on Addendum 3 attached hereto.  Borrower acknowledges and agrees to the terms and conditions set forth on Addendum 3 attached hereto.
11.19Publicity.  Notwithstanding anything else herein to the contrary, Borrower hereby agrees that the Agent and Lender may with the prior consultation with Borrower and,  at Agent’s or such Lender's sole expense make a public announcement of the transactions contemplated by this Agreement, and may publicize or use (a) the other party’s name (including a brief description of the relationship among the parties hereto), logo or hyperlink to such other parties’ web site, separately or together, in written and oral presentations, advertising, promotional and marketing materials, client lists, public relations materials or on its web site (together, the “Publicity Materials”); (b) the names of officers of such other parties in the Publicity Materials; and (c) such other parties’ name, trademarks, servicemarks in any news or press release concerning such party, in each case to the extent such information is not deemed confidential in accordance with Section 11.13.

11.20Multiple Borrowers.  Each Borrower hereby agrees to the terms and conditions set forth on Addendum 4 attached hereto.
11.21[Reserved.]
11.22Managerial Assistance.Borrower acknowledges that Hercules Capital, Inc. has elected to be regulated as a business development company under the 1940 Act, and as such is required to make available significant managerial assistance to its portfolio companies. Significant managerial assistance may include, but is not limited to, guidance and counsel concerning the portfolio company’s management, operations, business objectives and policies, arrangement of financing, management of relationships with financing sources, recruitment of management personnel and evaluation of acquisition and divestiture opportunities. Borrower hereby acknowledges and agrees that it may request such assistance at any time from Hercules Capital, Inc. by contacting legal@htgc.com.
11.23Electronic Execution of Certain Other Documents.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(SIGNATURES TO FOLLOW)

IN WITNESS WHEREOF, Borrower, Agent and Lenders have duly executed and delivered this Loan and Security Agreement as of the day and year first above written.

BORROWER:

ADAPTIMMUNE THERAPEUTICS PLC, an English public limited company:

By: _/s/ Adrian Rawcliffe____________

Name:  Adrian Rawcliffe

Title: Director

ADAPTIMMUNE LIMITED, an English private limited company

By: _/s/ Gavin Wood_______________

Name:  Gavin Wood

Title: Director

TRUCS THERAPEUTICS LIMITED, an English private limited company

By: _/s/ Gavin Wood_______________

Name:  Gavin Wood

Title: Director

ADAPTIMMUNE LLC, a Delaware limited liability company

Signature:_/s/ Helen Tayton-Martin_____

Name:Helen Tayton-Martin

Title:President

CM INTERMEDIATE SUB I, INC., a Delaware corporation

Signature:_/s/ William Bertrand________

Name:William Bertrand

Title:President

CM INTERMEDIATE SUB II, INC., a Delaware corporation

Signature:_/s/ William Bertrand________

Name:William Bertrand

Title:President

TCR2 THERAPEUTICS INC., a Delaware corporation

Signature:_/s/ William Bertrand________

Name:William Bertrand

Title:President

Exhibit 10.1

(***) cERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10). SUCH excluded INFORMATION IS BOTH (I) NOT MATERIAL AND (II) the type that the registrant treats as private or confidential.

Accepted in Palo Alto, California:

AGENT:

HERCULES CAPITAL, INC.

Signature:_/s/ Seth Meyer___________

Name:Seth Meyer

Title:Chief Financial Officer

LENDERS:

HERCULES CAPITAL, INC.

Signature:_/s/ Seth Meyer___________

Name:Seth Meyer

Title:Chief Financial Officer

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.

By: Hercules Adviser LLC, its Investment Adviser

Signature:_/s/ Seth Meyer___________

Name:Seth Meyer

Title:Authorized Signatory

Table of Addenda, Exhibits and Schedules

Addendum 1: Taxes; Increased Costs

Addendum 2:Delivery Instructions

Addendum 3:Agent and Lender Terms

Addendum 4:Multiple Borrower Terms

Exhibit A:Advance Request
Attachment to Advance Request

Exhibit B:Name, Locations, and Other Information for Borrower

Exhibit C:Borrower’s Patents, Trademarks, Copyrights and Licenses

Exhibit D:Borrower’s Deposit Accounts and Investment Accounts

Exhibit E:Compliance Certificate

Exhibit F:Joinder Agreement

Exhibit G: [Reserved.]

Exhibit H:ACH Debit Authorization Agreement

Exhibit I:[Reserved.]

Exhibit J-1:	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-2:	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-3:	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-4:	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Schedule 1.1Commitments

Schedule 1Subsidiaries
Schedule 1AExisting Permitted Indebtedness
Schedule 1BExisting Permitted Investments
Schedule 1CExisting Permitted Liens

Schedule 5.3Consents, Etc.
Schedule 5.8Tax Matters
Schedule 5.9Intellectual Property Claims
Schedule 5.10Intellectual Property
Schedule 5.11Borrower Products

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Schedule 5.13Employee Loans
Schedule 5.14Capitalization

Schedule 7.23Affiliate Transactions

Schedule 7.24Post-Closing Items

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ADDENDUM 1 to LOAN AND SECURITY AGREEMENT

TAXES; INCREASED COSTS

1.	Defined Terms. For purposes of this Addendum 1:
a.	“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
b.	“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (A) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (B) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes that are (or would be) required to be withheld pursuant to a law in effect on the date on which (A) such Lender acquires such interest in the Loan or Term Commitment or (B) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2 or Section 4 of this Addendum 1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 7 of this Addendum 1, (iv) any withholding Taxes imposed under FATCA, and (v) any Taxes which are compensated for by an increased payment under Section 10 or which would have been compensated for by an increased payment under Section 10 but was not so compensated solely because one of the exclusions in that Section applied.
c.	“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
d.	“Foreign Lender” means a Lender that is not a U.S. Person.
e.	“Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower under any Loan Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.
f.	“Original Lender” means a Lender as at the date of this Agreement.
g.	“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from (and would not have existed but for) such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

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h.	“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
i.	“Recipient” means Agent or any Lender, as applicable.
j.	“UK Borrower” means each Borrower that is established or incorporated in the United Kingdom, including each English Borrower.
k.	“UK DTTP Filing” means an HM Revenue & Customs' Form DTTP2 duly completed and filed by the relevant UK Loan Party, which:
i.	where it relates to a UK Treaty Lender that is a Lender at the date of this Agreement, contains the scheme reference number and jurisdiction of tax residence provided to the Borrower in writing, and
A.	where the UK Loan Party is a party to the Loan Documents as at the date of this Agreement, is filed with HM Revenue & Customs within 30 days of the date of this Agreement; or
B.	where the UK Loan Party is not a party to the Loan Documents as at the date of this Agreement, is filed with HM Revenue & Customs within 30 days of the date on which that UK Loan Party becomes an UK Loan Party under this Agreement; or
ii.	where it relates to a UK Treaty Lender that is not a Lender at the date of this Agreement, contains the scheme reference number and jurisdiction of tax residence stated in respect of that Lender in the documentation which it executes on becoming a Party as a Lender; and
A.	where the UK Loan Party is a party to the Loan Documents as at the date on which that UK Treaty Lender becomes a Party as a Lender, is filed with HM Revenue & Customs within 30 days of that date; or
B.	where the UK Loan Party is not a party to the Loan Documents as at the date on which that UK Treaty Lender becomes a Party as a Lender, is filed with HM Revenue & Customs within 30 days of the date on which that UK Loan Party becomes a party to the Loan Documents.
l.	“UK Facility” means any of the Loans to the extent that any Advances are extended to a UK Borrower under such Loan.
m.	“UK Loan Party” means each UK Borrower and each other Loan Party making a payment in respect of the UK Facility.
n.	“UK Non-Bank Lender” means a Lender which becomes a Lender after the date of this Agreement that gives a UK Tax Confirmation in the documentation which it executes on becoming a Lender.

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o.	“UK Qualifying Lender” means:
i.	A Lender which is beneficially entitled to interest payable to that Lender in respect of an advance under a Loan Document and is:
A.	a Lender:
a.	which is a bank (as defined for the purpose of section 879 of the Income Tax Act 2007) making an advance in respect of the UK Facility and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance or would be within such charge as respects such payments apart from section 18A of the Corporation Tax Act 2009; or
b.	in respect of an advance made under a Loan Document by a person that was a bank (as defined for the purpose of section 879 of the Income Tax Act 2007) at the time that that advance was made and within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance; or
B.	a Lender which is:
a.	a company resident in the United Kingdom for United Kingdom tax purposes;
b.	a partnership each member of which is:
i.	a company so resident in the United Kingdom; or
ii.	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the Corporation Tax Act 2009) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the Corporation Tax Act 2009; or
iii.	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the Corporation Tax Act 2009) of that company; or
C.	a UK Treaty Lender; or
ii.	a Lender which is a building society (as defined for the purpose of section 880 of the Income Tax Act 2007) making an advance under a Loan Document.

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p.	“UK Tax Confirmation” means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Loan Document is either:
i.	a company resident in the United Kingdom for United Kingdom tax purposes;
ii.	a partnership each member of which is:
A.	a company so resident in the United Kingdom; or
B.	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the Corporation Tax Act 2009) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the Corporation Tax Act 2009; or
C.	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the Corporation Tax Act 2009) of that company.
q.	“UK Tax Deduction” means a deduction or withholding from a payment in respect of the UK Facility under any Loan Document for and on account of UK Tax, other than a deduction or withholding pursuant to FATCA.
r.	“UK Treaty Lender” means a Lender which:
i.	is treated as a resident of a UK Treaty State for the purposes of the Treaty;
ii.	does not carry on a business in the United Kingdom through a permanent establishment with which that Lender's participation in the Loan is effectively connected; and
iii.	meets any other conditions in the relevant Treaty which must be fulfilled under the relevant Treaty for residents of that UK Treaty State to obtain full exemption from United Kingdom taxation on interest in relation to payments of interest by the Borrower at the time of the relevant interest payment, subject to the completion of any necessary procedural formalities.
s.	“UK Treaty State” shall mean a jurisdiction having a double taxation agreement (a “Treaty”) with the United Kingdom which makes provision for full exemption from UK Tax Deductions.
t.	“Withholding Agent” means Borrower and Agent.
2.	Payments Free of Taxes. Subject to Section 10, any and all payments by or on account of any obligation of Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from

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any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2 or Section 4 of this Addendum 1) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
3.	Payment of Other Taxes by Borrower. Without duplication of other amounts payable by the Borrower under this Section, Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Agent timely reimburse it for the payment of, any Other Taxes.
4.	Indemnification by Borrower. Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under Section 2 of this Addendum 1 or this Section 4) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate describing the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. In addition, Borrower agrees to pay, and to hold Agent and any Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar Taxes (excluding Taxes imposed on or measured by the net income of Agent or such Lender) that may be payable or determined to be payable with respect to any of the Collateral or this Agreement.
5.	Indemnification by Lenders. Each Lender shall severally indemnify Agent, within ten (10) days after demand therefor, for (a) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Agent for such Indemnified Taxes and without limiting or expanding the obligation of Borrower to do so), (b) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.8 of the Agreement relating to the maintenance of a Participant Register and (c) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Agent to Lenders from any other source against any amount due to Agent under this Section 5.
6.	Evidence of Payments. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to the provisions of this Addendum 1, Borrower shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent.
7.	Status of Lenders.
a.	Subject to Section 10, any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to

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Borrower and Agent, at the time or times reasonably requested by Borrower or Agent, such properly completed and executed documentation reasonably requested by Borrower or Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Agent as will enable Borrower or Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 7(b)(i), 7(b)(ii) and 7(b)(iv) of this Addendum 1) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
b.	Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person,
i.	any Lender that is a U.S. Person shall deliver to Borrower and Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
ii.	any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), whichever of the following is applicable:
A.	in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
B.	executed copies of IRS Form W-8ECI;
C.	in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

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D.	to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner;
iii.	any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Agent to determine the withholding or deduction required to be made; and
iv.	if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Agent as may be necessary for Borrower and Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
c.	Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification, provide such successor form or promptly notify Borrower and Agent in writing of its legal inability to do so.
8.	Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to the provisions of this Addendum 1 (including by the payment of additional amounts pursuant to the provisions of this Addendum 1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under the provisions of this Addendum 1 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 8 (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 8, in no event will the indemnified party be required to pay any

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amount to an indemnifying party pursuant to this Section 8 the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 8 shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
9.	Increased Costs. If any change in applicable law shall subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (v) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and the result shall be to increase the cost to such Recipient of making, converting to, continuing or maintaining any Term Loan Advance or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Recipient (whether of principal, interest or any other amount), then, upon the request of such Recipient, Borrower will pay to such Recipient such additional amount or amounts as will compensate such Recipient for such additional costs incurred or reduction suffered.
10.	UK Taxes on payments
a.	UK Specific Provisions.

The provisions of this Section 10 shall apply in respect of Taxes imposed by any taxing authority on payments made in respect of the UK Facility.

b.	UK Tax Gross-Up.
i.	Each Loan Party shall make all payments to be made by it without any UK Tax Deduction, unless a UK Tax Deduction is required by law.
ii.	A Loan Party shall promptly upon becoming aware that it must make a UK Tax Deduction (or that there is any change in the rate or the basis of a UK Tax Deduction) notify the Agent accordingly. Similarly, a Lender shall notify the Agent on becoming so aware in respect of a payment payable to that Lender. If the Agent receives such notification from a Lender it shall notify the UK Loan Party.
iii.	If a UK Tax Deduction is required by law to be made by a Loan Party, the amount of the payment due from that Loan Party shall be increased to an amount which (after making any UK Tax Deduction) leaves an amount equal to the payment which would have been due if no UK Tax Deduction had been required.
iv.	A payment shall not be increased under Section 10(b)(iii) above by reason of a UK Tax Deduction on account of Tax imposed by the United Kingdom, if on the date on which the payment falls due:
A.	the payment could have been made to the relevant Lender without a UK Tax Deduction if the Lender had been a UK Qualifying Lender, but on that date that Lender is not or has ceased to be a UK Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or Treaty

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or any published practice or published concession of any relevant taxing authority; or
B.	the relevant Lender is a UK Qualifying Lender solely by virtue of paragraph (1)(b) of the definition of UK Qualifying Lender and:
a.	an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a "Direction") under section 931 of the Income Tax Act 2007 which relates to the payment and that Lender has received from the UK Loan Party making the payment a certified copy of that Direction; and
b.	the payment could have been made to the Lender without any UK Tax Deduction if that Direction had not been made; or
C.	the relevant Lender is a UK Qualifying Lender solely by virtue of paragraph (1)(b) of the definition of UK Qualifying Lender and:
a.	the relevant Lender has not given a UK Tax Confirmation to the Borrower; and
b.	the payment could have been made to the Lender without any UK Tax Deduction if the Lender had given a UK Tax Confirmation to the UK Loan Party, on the basis that the UK Tax Confirmation would have enabled the UK Loan Party to have formed a reasonable belief that the payment was an “excepted payment” for the purpose of section 930 of the Income Tax Act 2007; or
D.	the relevant Lender is a UK Treaty Lender and the payment could have been made to the Lender without the UK Tax Deduction had that Lender complied with its obligations under Section 10(b)(vii) or Section 10(b)(viii) (as applicable) below.
v.	If a UK Loan Party is required to make a UK Tax Deduction, that UK Loan Party shall make that UK Tax Deduction and any payment required in connection with that UK Tax Deduction within the time allowed and in the minimum amount required by law.
vi.	Within thirty days of making either a UK Tax Deduction or any payment required in connection with that UK Tax Deduction, the UK Loan Party making that UK Tax Deduction shall deliver to the Agent for the Lender entitled to the payment a statement under section 975 of the Income Tax Act 2007 or other evidence reasonably satisfactory to that Lender that the UK Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.
vii.
A.	Subject to Section 10(b)(vii)(B) below, a UK Treaty Lender and each UK Loan Party which makes a payment to which that UK Treaty Lender is entitled shall promptly complete any procedural formalities necessary for that UK

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Loan Party to obtain authorisation to make that payment without a UK Tax Deduction.
B.
a.	A UK Treaty Lender which is a party to this Agreement on the date of this Agreement and that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to the UK Facility, shall confirm its scheme reference number and its jurisdiction of tax residence in Schedule 1.1 to this Agreement; and
b.	a UK Treaty Lender which is not a party to this Agreement on the date of this Agreement and that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to the UK Facility, shall confirm its scheme reference number and its jurisdiction of tax residence in the documentation which it executes on becoming a Lender, and, having done so, that Lender shall be under no obligation pursuant to Section 10(b)(vii)(A) above in relation to the UK Facility.

viii.	If a Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with Section 10(b)(vii)(B) above and:
A.	A UK Loan Party making a payment to that Lender has not made a UK DTTP Filing in respect of that Lender; or
B.	A UK Loan Party making a payment to that Lender has made a UK DTTP Filing in respect of that Lender but:
a.	that UK DTTP Filing has been rejected by HM Revenue & Customs; or
b.	HM Revenue & Customs has not given the Borrower authority to make payments to that Lender without a UK Tax Deduction within 45 days of the date of the UK DTTP Filing,

and in each case, the UK Loan Party has notified that Lender in writing, that Lender and the UK Loan Party shall promptly complete any additional procedural formalities necessary for that UK Loan Party to obtain authorisation to make that payment without a UK Tax Deduction.

ix.	If a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with Section 10(b)(vii)(B) above, no UK Loan Party shall make a UK DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender's Advance or its participation in any UK Facility unless the Lender otherwise agrees.
x.	A UK Loan Party shall, promptly on making a UK DTTP Filing, deliver a copy of that UK DTTP Filing to the Agent for delivery to the relevant Lender.

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xi.	A UK Non-Bank Lender shall promptly notify the Company and the Agent if there is any change in the position from that set out in its UK Tax Confirmation.
c.	UK Lender Status Confirmation. Each Original Lender confirms that, at the date of this Agreement, it is a UK Qualifying Lender. Each Lender which is not an Original Lender shall indicate, in the documentation which it executes on becoming a Lender which of the following categories it falls in:
A.	not a UK Qualifying Lender;
B.	a UK Qualifying Lender (other than a UK Treaty Lender); or
C.	a UK Treaty Lender.

If such a Lender fails to indicate its status in accordance with this Section 10(c) then that Lender shall be treated for the purposes of this Agreement (including by each UK Loan Party) as if it is not a UK Qualifying Lender until such time as it notifies the Agent which category applies (and the Agent, upon receipt of such notification, shall inform the UK Loan Party). For the avoidance of doubt, the documentation which a Lender executes on becoming a Party as a Lender shall not be invalidated by any failure of a Lender to comply with this Section 10(c). A Lender must promptly notify the Agent if its status changes and provide reasonable details of such change (and the Agent on receipt of such notification shall promptly inform the UK Loan Party) including, for the avoidance of doubt, if a Lender ceases to be beneficially entitled to all or part of the interest payable to it under the UK Facility due to a sale, assignment or transfer of all or part of such UK Lender’s rights and/or obligations in respect of the UK Facility (including of participations therein).

d.	If:
i.	a Lender (the “Existing Lender”) sells, assigns, transfers or otherwise disposes of any of its rights or obligations under the UK Facility (or participations therein) to another party (the “New Lender”) or changes the lending office through which it holds its rights under the UK Facility; and
ii.	as a result of circumstances existing at the date the sale, assignment, transfer, disposal or change occurred the Borrower would be obliged to make a payment to the Lender under Section 10(b).

then the New Lender (or, in the case of a change to the lending office, the Existing Lender) is only entitled to receive payment under Section 10(b) to the same extent that the Existing Lender would have been if the sale, assignment, transfer, disposal or change (as applicable) had not occurred.

11.	Value Added Tax
a.	All amounts expressed to be payable under a Loan Document to a Lender or Agent which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly if VAT is or becomes chargeable on any supply made by any Lender or Agent to any Loan Party under a Loan Document and such Lender or Agent is required to account to the relevant tax authority for the VAT, that Loan Party must pay to such Lender or Agent (in addition to and at the same

14

time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Lender or Agent must promptly provide an appropriate VAT invoice to that Loan Party).
b.	Where a Loan Document requires any Loan Party to reimburse or indemnify a Lender or Agent for any cost or expense, that Loan Party shall reimburse or indemnify (as the case may be) such Lender or Agent for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Lender or Agent reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.
12.	Survival. Each party’s obligations under the provisions of this Addendum 1 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Term Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document

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Exhibit 10.1

(***) cERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10). SUCH excluded INFORMATION IS BOTH (I) NOT MATERIAL AND (II) the type that the registrant treats as private or confidential.

ADDENDUM 2 to LOAN AND SECURITY AGREEMENT

Delivery Instructions

(***)

ADDENDUM 3 to LOAN AND SECURITY AGREEMENT

Agent and Lender Terms

(a)Each Lender hereby irrevocably appoints Hercules Capital, Inc. to act on its behalf as Agent hereunder and under the other Loan Documents and authorizes Agent to take such actions on its behalf and to exercise such powers as are delegated to Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Agent shall have only those duties which are specified in this Agreement and it may perform such duties by or through its agents, representatives or employees. In performing its duties on behalf of Lenders, Agent shall exercise the same care which it would exercise in dealing with loans made for its own account, but it shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of all or any of the Loan Documents, or for any representations, warranties, recitals or statements made therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents furnished or delivered in connection herewith or therewith by Agent to any Lender or by or on behalf of Borrower to Agent or any Lender, or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein, as to the use of the proceeds of the Term Loan Advances, the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Agent. Agent shall not be responsible for insuring the Collateral or for the payment of any Taxes, assessments, charges or any other charges or liens of any nature whatsoever upon the Collateral or otherwise for the maintenance of the Collateral, except in the event Agent enters into possession of a part or all of the Collateral, in which event Agent shall preserve the part in its possession. Unless the officers of Agent acting in their capacity as officer of Agent on Borrower’s account have actual knowledge thereof or have been notified in writing thereof by Lenders, Agent shall not be required to ascertain or inquire as to the existence or possible existence of any Event of Default.
(b)In addition to the appointment above and to confirm the effectiveness of the appointment under English law, each Lender hereby irrevocably appoints the Agent as security trustee and acknowledges and confirms that the references to the Agent in this Agreement and the other Loan Documents shall be deemed to include the Agent acting as agent and security trustee for the Lenders under all Loan Documents under English law. The Agent hereby declares itself security trustee of the Collateral and shall hold the Collateral on trust for the Lenders. The rights, powers, authorities and discretions given to the Agent under or in connection with the Loan Documents shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Agent in relation to the trusts constituted by the Loan Documents. Where there are any inconsistencies between the Trustee Act 1925 or the Trustee Act 2000 and the provisions of this Agreement, the provisions of this Agreement shall, to the extent permitted by law and regulation, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement shall constitute a restriction or exclusion for the purposes of that Act.
(c)Neither Agent nor any of its officers, directors, employees, attorneys, representatives or agents shall be liable to Lenders for any action taken or omitted hereunder or under any of the other Loan Documents or in connection herewith or therewith unless caused by its or their gross negligence or willful misconduct. No provision of this Agreement or of any other Loan Document shall be deemed to impose any duty or obligation on Agent to perform any act or

2

to exercise any power in any jurisdiction in which it shall be illegal, or shall be deemed to impose any duty or obligation on Agent to perform any act or exercise any right or power if such performance or exercise (a) would subject Agent to a Tax in a jurisdiction where it is not then subject to a Tax or (b) would require Agent to qualify to do business in any jurisdiction where it is not so qualified. Without prejudice to the generality of the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or (where so instructed) refraining from acting under this Agreement or under any of the other Loan Documents in accordance with the instructions of Lenders. Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement unless and until it has obtained the written instructions of Lenders. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon Agent in its individual capacity. With respect to its participation in the Loan Agreement hereunder, Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same rights and powers as though it were not performing the duties and functions delegated to it hereunder and the term “Lender” or “Lenders” or any similar term shall unless the context clearly indicates otherwise include Agent in its individual capacity.
(d)Agent may rely, and shall be fully protected in acting, or refraining to act, upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Agent and conforming to the requirements of this Agreement or any of the other Loan Documents. Agent may consult with counsel, and any opinion or legal advice of such counsel shall be full and complete authorization and protection in respect of any action taken, not taken or suffered by Agent hereunder or under any Loan Documents in accordance therewith. Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction. Agent shall not be under any obligation to exercise any of the rights or powers granted to Agent by this Agreement and the other Loan Documents at the request or direction of Lenders unless Agent shall have been provided by Lenders with adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction.
(e)Each Lender agrees to indemnify Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), according to its respective Term Commitment percentages (based upon the total outstanding Term Commitments) in effect on the date on which indemnification is sought under this Addendum 3, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against Agent in any way relating to or arising out of, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by Agent under or in connection with any of the foregoing; The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.
(f)To the extent not reimbursed either by Borrower or from the application of Collateral proceeds pursuant to Section 10.2, a Lender (the “Indemnified Lender”) shall be indemnified by the other Lender (an “Indemnifying Lender”), on a several basis in proportion to each Lender’s pro rata portion of the Term Commitment, and each Indemnifying Lender agrees to

3

reimburse the Indemnified Lender for the Indemnifying Lender’s pro rata share of the following items (an “Indemnified Payment”):
(i)all reasonable out-of-pocket costs and expenses of the Indemnified Lender incurred by the Indemnified Lender in connection with the discharge of its activities under this Agreement or the Loan Agreement, including reasonable legal expenses and attorneys’ fees; provided, that the Indemnified Lender shall consult with the other Lender regarding the incurrence of such costs and expenses at reasonable intervals (but not more often than monthly) and any such reasonable costs and expenses shall be “Claims” hereunder notwithstanding any disagreement by the other Lender as to their incurrence; and
(ii)from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, which may be imposed on, incurred by or asserted against the Indemnified Lender in any way relating to or arising out of this Agreement, or any action taken or omitted by the Indemnified Lender hereunder;

provided, however, that the Indemnified Lender shall not be reimbursed or indemnified for an Indemnified Payment, except to the extent that the Indemnified Lender paid more than its ratable share of such payment. All Indemnified Payments as set forth in this clause (e) to an Indemnified Lender are intended to be paid ratably by the other Lender.

(g)Agent in Its Individual Capacity.  The Person serving as Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Agent and the term “Lender” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each such Person serving as Agent hereunder in its individual capacity.
(h)Exculpatory Provisions.  Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents.  Without limiting the generality of the foregoing, Agent shall not:
(i)	be subject to any fiduciary, advisory or other implied duties, regardless of whether any Default or any Event of Default has occurred and is continuing;
(ii)	have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise as directed in writing by Lenders, provided that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to any Loan Document or applicable law; and
(iii)	except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and Agent shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as Agent or any of its Affiliates in any capacity.
(i)In connection with any exercise of Enforcement Actions hereunder, neither any Agent nor any Lender or any of its partners, or any of their respective directors, officers, employees, attorneys, accountants, or agents shall be liable as such for any action taken or omitted by it or

4

them, except for its or their own gross negligence or willful misconduct with respect to its duties under this Agreement.
(j)Each Lender and Agent may execute any of its powers and perform any duties hereunder either directly or by or through agents or attorneys-in-fact. Each Lender and Agent shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. No Lender or Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it, if the selection of such agents or attorneys-in-fact was done without gross negligence or willful misconduct.
(k)Each Lender agrees that it will make its own independent investigation of the financial condition and affairs of Borrower in connection with the making of Term Loan Advances pursuant to the Loan Agreement and has made and shall continue to make its own appraisal of the creditworthiness of Borrower. Neither Agent nor any Lender shall have any duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of all Lenders or to provide the other Lenders with any credit or other information with respect thereto whether coming into its possession before the date hereof or any time or times thereafter and shall further have no responsibility with respect to the accuracy of or the completeness of the information provided to Lenders by Borrower.

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ADDENDUM 4 to LOAN AND SECURITY AGREEMENT

Multiple Borrower Terms

(a)Borrower’s Agent.  Each Borrower hereby irrevocably appoints Company as its agent, attorney-in-fact and legal representative for all purposes, including requesting disbursement of the Term Loan and receiving account statements and other notices and communications to Borrowers (or any of them) from Agent or any Lender.  Agent may rely, and shall be fully protected in relying, on any request for the Term Loan Advances, disbursement instruction, report, information or any other notice or communication made or given by Company, whether in its own name or on behalf of one or more of the other Borrowers, and Agent shall not have any obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on it of any such request, instruction, report, information, other notice or communication, nor shall the joint and several character of Borrowers’ obligations hereunder be affected thereby.
(b)Waivers.  Each Borrower hereby waives, to the maximum extent permitted by applicable law: (i) any right to require Agent to institute suit against, or to exhaust its rights and remedies against, any other Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Secured Obligations, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with Agent or any Indebtedness of Agent or any Lender to any other Borrower, or to exercise any other right or power, or pursue any other remedy Agent or any Lender may have; (ii) any defense arising by reason of any disability or other defense of any other Borrower or any guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of any other Borrower or any guarantor or any endorser, co-maker or other person, with respect to all or any part of the Secured Obligations, or by reason of any act or omission of Agent or others which directly or indirectly results in the discharge or release of any other Borrower or any guarantor or any other person or any Secured Obligations or any security therefor, whether by operation of law or otherwise; (iii) any defense arising by reason of any failure of Agent to obtain, perfect, maintain or keep in force any Lien on, any property of any Borrower or any other person; (iv) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any other Borrower or any guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Secured Obligations (including without limitation any interest thereon), in or as a result of any such proceeding.  Until all of the Secured Obligations have been paid, performed, and discharged in full, nothing shall discharge or satisfy the liability of any Borrower hereunder except the full performance and payment of all of the Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement).  If any claim is ever made upon Agent for repayment or recovery of any amount or amounts received by Agent in payment of or on account of any of the Secured Obligations, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and Agent repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Agent or any of its property, or by reason of any settlement or compromise of any such claim effected by Agent with any such claimant (including without limitation the any other Borrower), then and in any such event, each Borrower agrees that any such judgment, decree, order, settlement and compromise shall be binding upon such Borrower, notwithstanding any revocation or release of this Agreement or the cancellation of any note or other

6

instrument evidencing any of the Secured Obligations, or any release of any of the Secured Obligations, and each Borrower shall be and remain liable to Agent and Lenders under this Agreement for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by Agent or any Lender, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Agreement.  Each Borrower hereby expressly and unconditionally waives to the maximum extent permitted by applicable law all rights of subrogation, reimbursement and indemnity of every kind against any other Borrower, and all rights of recourse to any assets or property of any other Borrower, and all rights to any collateral or security held for the payment and performance of any Secured Obligations, including (but not limited to) any of the foregoing rights which Borrower may have under any present or future document or agreement with any other Borrower or other person, and including (but not limited to) any of the foregoing rights which any Borrower may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine.
(c)Consents.  Each Borrower hereby consents and agrees that, without notice to or by Borrower and without affecting or impairing in any way the obligations or liability of Borrower hereunder, Agent may, from time to time before or after revocation of this Agreement, do any one or more of the following in its sole and absolute discretion:  (i) accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Secured Obligations; (ii) grant any other indulgence to any Borrower or any other Person in respect of any or all of the Secured Obligations or any other matter; (iii) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Secured Obligations or any guaranty of any or all of the Secured Obligations, or on which Agent at any time may have a Lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (iv) substitute or add, or take any action or omit to take any action which results in the release of, any one or more other Borrowers or any endorsers or guarantors of all or any part of the Secured Obligations, including, without limitation one or more parties to this Agreement, regardless of any destruction or impairment of any right of contribution or other right of Borrower; (v) apply any sums received from any other Borrower, any guarantor, endorser, or co-signer, or from the disposition of any Collateral or security, to any Indebtedness whatsoever owing from such person or secured by such Collateral or security, in such manner and order as Agent determines in its sole discretion, and regardless of whether such Indebtedness is part of the Secured Obligations, is secured, or is due and payable.  Each Borrower consents and agrees that Agent shall be under no obligation to marshal any assets in favor of Borrower, or against or in payment of any or all of the Secured Obligations.  Each Borrower further consents and agrees that Agent shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Secured Obligations.  Without limiting the generality of the foregoing, Agent shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Secured Obligations.
(d)Independent Liability.  Each Borrower hereby agrees that one or more successive or concurrent actions may be brought hereon against such Borrower, in the same action in which any other Borrower may be sued or in separate actions, as often as deemed advisable by Agent. Each Borrower is fully aware of the financial condition of each other Borrower and is executing and delivering this Agreement based solely upon its own independent investigation of all matters pertinent hereto, and such Borrower is not relying in any manner upon any representation or statement of Agent or any Lender with respect thereto.  Each Borrower represents and warrants that it is in a position to obtain, and each Borrower hereby assumes full responsibility for obtaining, any

7

additional information concerning any other Borrower’s financial condition and any other matter pertinent hereto as such Borrower may desire, and such Borrower is not relying upon or expecting Agent to furnish to it any information now or hereafter in Agent’s possession concerning the same or any other matter. Each Borrower may, acting singly, request Advances hereunder.  Each Borrower hereby appoints the other as agent for the other for all purposes hereunder, including with respect to requesting Advances hereunder.  Each Borrower hereunder shall be jointly and severally obligated to repay all Advances made hereunder, regardless of which Borrower actually receives said Advances, as if each Borrower hereunder directly received all Advances.  Each Borrower waives to the maximum extent permitted by applicable law (a) any suretyship defenses available to it under the Code or any other applicable law, including, without limitation, the benefit of California Civil Code Section 2815 permitting revocation as to future transactions and the benefit of California Civil Code Sections 1432, 2809, 2810, 2819, 2839, 2845, 2847, 2848, 2849, 2850, and 2899 and 3433, and (b) any right to require Agent or any Lender to: (i) proceed against any Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy.  Agent and or any Lender may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability.  Notwithstanding any other provision of this Agreement or other related document, until all Secured Obligations (other than inchoate indemnity obligations which, by their terms, survive termination of this Agreement) have been fully repaid and performed and the Loan Documents have been terminated, each Borrower irrevocably waives to the maximum extent permitted by law all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Agent and the Lenders under this Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Secured Obligations, for any payment made by Borrower with respect to the Secured Obligations in connection with this Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Secured Obligations as a result of any payment made by Borrower with respect to the Secured Obligations in connection with this Agreement or otherwise.  Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void.  If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Agent and the Lenders and such payment shall be promptly delivered to Agent for application to the Secured Obligations, whether matured or unmatured.
(e)Subordination.  All Indebtedness of a Borrower now or hereafter arising held by another Borrower is subordinated to the Secured Obligations and Borrower holding the Indebtedness shall take all actions reasonably requested by Agent to effect, to enforce and to give notice of such subordination.
(f)Service of Process.  Parent and each Subsidiary that is organized outside of the United States of America shall appoint Adaptimmune LLC, a Delaware limited liability company, of 351 Rouse Boulevard, Philadelphia, PA 19112, or other agent acceptable to Agent, as its agent for the purpose of accepting service of any process in the United States of America, evidenced by the acceptance of such appointment by Adaptimmune LLC pursuant to its corporate authorizations.  Each Loan Party shall take all actions, including payment of fees to such agent, to ensure that each such appointment remains effective at all times.

8

Exhibit 10.1

(***) cERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10). SUCH excluded INFORMATION IS BOTH (I) NOT MATERIAL AND (II) the type that the registrant treats as private or confidential.

EXHIBIT A

ADVANCE REQUEST

To: Agent:Date:__________, 202[ ]

Hercules Capital, Inc. (“Agent”)
1 North B Street, Suite 2000

San Mateo, CA 94401
email: (***)
Attn:

ADAPTIMMUNE THERAPEUTICS PLC, a company registered under the laws of England and Wales with company number 09338148 (“Parent” and “Company”), ADAPTIMMUNE LLC, a Delaware limited liability company (“Adaptimmune US”), CM INTERMEDIATE SUB I, INC., a Delaware corporation (“Intermediate Sub I”), CM INTERMEDIATE SUB II, INC., a Delaware corporation (“Intermediate Sub II”), TCR2 Therapeutics Inc., a Delaware corporation (“TCR”),  TRUCS Therapeutics Limited, a company registered under the laws of England and Wales with company number 11749031 (“TRUCS”), and ADAPTIMMUNE LIMITED, a company registered under the laws of England and Wales with company number 06456741 (“Adaptimmune Limited”), and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party hereto (together with Parent, Adaptimmune US, Intermediate Sub I, Intermediate Sub II, TCR and TRUCS, jointly and severally, individually or collectively, as the context may require, “Borrower”) hereby requests Agent to cause Lenders to make the [[Tranche 1] [Tranche 2] [Tranche 3] [Tranche 4] [Tranche 5]] Advance in the amount of _____________________ Dollars ($________________) (the “Advance Amount”) on ______________, _____ (the “Advance Date”) pursuant to the Loan and Security Agreement among Borrower, Agent and Lenders (the “Agreement”). Capitalized words and other terms used but not otherwise defined herein are used with the same meanings as defined in the Agreement.

Please:

(a)Issue a check payable to Borrower________

or

(b)Wire Funds to Borrower’s account________

Bank: _____________________________
Address: _____________________________
 _____________________________
ABA Number: _____________________________
Account Number: _____________________________
Account Name: _____________________________

Contact Person: _____________________________
Phone Number

To Verify Wire Info: _____________________________

Email address: _____________________________

Borrower represents that the conditions precedent to the Advance set forth in the Agreement are satisfied and shall be satisfied upon the making of such Advance, including but not limited to:  (i) that no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing; (ii) that the representations and warranties set forth in the Agreement are and shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; (iii) that Borrower is in material compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed; and (iv) at the time of an immediately after such Advance, no Event of Default has occurred which is continuing.  Borrower understands and acknowledges that Agent has the right to review the financial information supporting this representation and, based upon such review in its sole discretion, Lenders may decline to fund the requested Advance.

Borrower hereby represents that Borrower’s jurisdiction of organization, organizational form, legal name and locations have not changed since the date of the Agreement or, if the Attachment to this Advance Request is completed, are as set forth in the Attachment to this Advance Request.

[Borrower hereby authorizes Agent to deduct an amount from the proceeds of this Advance to be applied towards the payment of the Tranche Facility Charge applicable to this Advance.]1

Borrower agrees to notify Agent promptly before the funding of the Loan if any of the matters which have been represented above shall not be true and correct on the Advance Date and if Agent has received no such notice before the Advance Date then the statements set forth above shall be deemed to have been made and shall be deemed to be true and correct as of the Advance Date.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

This Advance Request is duly executed as of the date set forth above.

COMPANY: ADAPTIMMUNE THERAPEUTICS PLC, on behalf of all Borrowers

SIGNATURE:________________________
TITLE:_____________________________
PRINT NAME:______________________

1 To be included if this is not a Tranche 1 Advance or a Tranche 2 Advance.

2

ATTACHMENT TO ADVANCE REQUEST

Dated: _______________________

Borrower hereby represents and warrants to Agent that Borrower’s current legal name and organizational status is as follows:

Legal Name:	[ ]
Type of organization:	[ ]
State of organization:	[ ]
Organization file number:	[ ]

Borrower hereby represents and warrants to Agent that the street addresses, cities, states and postal codes of its current chief executive office locations are as follows:

[ ⚫ ]

Borrower hereby represents and warrants to Agent that the Advance Amount does not exceed the Maximum Term Loan Amount as follows:

a.Advance Amount: $________________

b.[Maximum Term Loan Amount: $________________]

[c.Is clause a. less than or equal to clause b.? Yes/Compliant _______ No/Non-Compliant _______]

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EXHIBIT B

NAME, LOCATIONS, AND OTHER INFORMATION FOR BORROWER

1. Borrower represents and warrants to Agent that Borrower’s current legal name and organizational status as of the Closing Date is as follows:

Legal Name:	[ ]
Type of organization:	[ ]
State of organization:	[ ]
Organization file number:	[ ]

Borrower’s fiscal year ends on [ ]

Borrower’s federal employee tax identification number is: [ ]

2. Borrower represents and warrants to Agent that for five (5) years prior to the Closing Date, Borrower did not do business under any other name or organization or form except the following:

Legal Name:
Used during dates of:
Type of Organization:
State of organization:
Organization file Number:
Borrower’s fiscal year ends on _____
Borrower’s federal employer tax identification number is: _______________

3. Borrower represents and warrants to Agent that its chief executive office is located at _______________.

143985261_2

EXHIBIT B

NAME, LOCATIONS, AND OTHER INFORMATION FOR BORROWER

1. Borrower represents and warrants to Agent that Borrower’s current legal name and organizational status as of the Closing Date is as follows:

Legal Name:	Adaptimmune Therapeutics Plc
Type of organization:	Public Limited Company
State of organization:	England and Wales
Organization file number:	09338148
Borrower’s fiscal year ends on	December 31

Borrower’s federal employee tax identification number is:N/A

2. Borrower represents and warrants to Agent that for five (5) years prior to the Closing Date, Borrower did not do business under any other name or organization or form except the following:

Legal Name:N/A
Used during dates of:N/A
Type of Organization:N/A
State of organization:N/A
Organization file Number:N/A
Borrower’s fiscal year ends on N/A
Borrower’s federal employer tax identification number is: N/A

3. Borrower represents and warrants to Agent that its chief executive office is located at 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire, OX14 4RX.

143985261_2

NAME, LOCATIONS, AND OTHER INFORMATION FOR BORROWER

1. Borrower represents and warrants to Agent that Borrower’s current legal name and organizational status as of the Closing Date is as follows:

Legal Name:	Adaptimmune LLC
Type of organization:	Limited Liability Company
State of organization:	Delaware
Organization file number:	N/A
Borrower’s fiscal year ends on	June 30

Borrower’s federal employee tax identification number is:(***)

2. Borrower represents and warrants to Agent that for five (5) years prior to the Closing Date, Borrower did not do business under any other name or organization or form except the following:

Legal Name:N/A
Used during dates of:N/A
Type of Organization:N/A
State of organization:N/A
Organization file Number:N/A
Borrower’s fiscal year ends on N/A
Borrower’s federal employer tax identification number is: N/A

3. Borrower represents and warrants to Agent that its chief executive office is located at 351 Rouse Boulevard, Philadelphia, PA 19112.

143985261_2

NAME, LOCATIONS, AND OTHER INFORMATION FOR BORROWER

1. Borrower represents and warrants to Agent that Borrower’s current legal name and organizational status as of the Closing Date is as follows:

Legal Name:	CM Intermediate Sub I, Inc.
Type of organization:	Corporation
State of organization:	Delaware
Organization file number:	N/A
Borrower’s fiscal year ends on	December 31

Borrower’s federal employee tax identification number is:(***)

2. Borrower represents and warrants to Agent that for five (5) years prior to the Closing Date, Borrower did not do business under any other name or organization or form except the following:

Legal Name:N/A
Used during dates of:N/A
Type of Organization:N/A
State of organization:N/A
Organization file Number:N/A
Borrower’s fiscal year ends on N/A
Borrower’s federal employer tax identification number is: N/A

3. Borrower represents and warrants to Agent that its chief executive office is located at 351 Rouse Boulevard, Philadelphia, PA 19112.

143985261_2

NAME, LOCATIONS, AND OTHER INFORMATION FOR BORROWER

1. Borrower represents and warrants to Agent that Borrower’s current legal name and organizational status as of the Closing Date is as follows:

Legal Name:	CM Intermediate Sub II, Inc.
Type of organization:	Corporation
State of organization:	Delaware
Organization file number:	N/A
Borrower’s fiscal year ends on	December 31

Borrower’s federal employee tax identification number is:(***)

2. Borrower represents and warrants to Agent that for five (5) years prior to the Closing Date, Borrower did not do business under any other name or organization or form except the following:

Legal Name:N/A
Used during dates of:N/A
Type of Organization:N/A
State of organization:N/A
Organization file Number:N/A
Borrower’s fiscal year ends on N/A
Borrower’s federal employer tax identification number is: N/A

3. Borrower represents and warrants to Agent that its chief executive office is located at 351 Rouse Boulevard, Philadelphia, PA 19112.

143985261_2

NAME, LOCATIONS, AND OTHER INFORMATION FOR BORROWER

1. Borrower represents and warrants to Agent that Borrower’s current legal name and organizational status as of the Closing Date is as follows:

Legal Name:	TCR[2] Therapeutics Inc.
Type of organization:	Corporation
State of organization:	Delaware
Organization file number:	N/A
Borrower’s fiscal year ends on	December 31

Borrower’s federal employee tax identification number is:(***)

2. Borrower represents and warrants to Agent that for five (5) years prior to the Closing Date, Borrower did not do business under any other name or organization or form except the following:

Legal Name:N/A
Used during dates of:N/A
Type of Organization:N/A
State of organization:N/A
Organization file Number:N/A
Borrower’s fiscal year ends on N/A
Borrower’s federal employer tax identification number is: N/A

3. Borrower represents and warrants to Agent that its chief executive office is located at 351 Rouse Boulevard, Philadelphia, PA 19112.

143985261_2

NAME, LOCATIONS, AND OTHER INFORMATION FOR BORROWER

1. Borrower represents and warrants to Agent that Borrower’s current legal name and organizational status as of the Closing Date is as follows:

Legal Name:	TRUCS Therapeutics Limited
Type of organization:	Private Limited Company
State of organization:	England and Wales
Organization file number:	11749031
Borrower’s fiscal year ends on	30 June

Borrower’s federal employee tax identification number is:N/A

2. Borrower represents and warrants to Agent that for five (5) years prior to the Closing Date, Borrower did not do business under any other name or organization or form except the following:

Legal Name:N/A
Used during dates of:N/A
Type of Organization:N/A
State of organization:N/A
Organization file Number:N/A
Borrower’s fiscal year ends on N/A
Borrower’s federal employer tax identification number is: N/A

3. Borrower represents and warrants to Agent that its chief executive office is located at 2 Minton Place, Victoria Road, Bicester, Oxon, United Kingdom, OX26 6QB.

143985261_2

NAME, LOCATIONS, AND OTHER INFORMATION FOR BORROWER

1. Borrower represents and warrants to Agent that Borrower’s current legal name and organizational status as of the Closing Date is as follows:

Legal Name:	Adaptimmune Limited
Type of organization:	Private Limited Company
State of organization:	England and Wales
Organization file number:	06456741
Borrower’s fiscal year ends on	December 31

Borrower’s federal employee tax identification number is:N/A

2. Borrower represents and warrants to Agent that for five (5) years prior to the Closing Date, Borrower did not do business under any other name or organization or form except the following:

Legal Name:N/A
Used during dates of:N/A
Type of Organization:N/A
State of organization:N/A
Organization file Number:N/A
Borrower’s fiscal year ends on N/A
Borrower’s federal employer tax identification number is: N/A

3. Borrower represents and warrants to Agent that its chief executive office is located at 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire, OX14 4RX.

143985261_2

EXHIBIT C

BORROWER’S PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

A) List of registered trade marks and patents

(***)

B) List of material agreements under which Borrower in-licenses Intellectual Property from third parties

(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)

143985261_2

EXHIBIT D

BORROWER’S DEPOSIT ACCOUNTS AND INVESTMENT ACCOUNTS

Investment Accounts:

Name of Issuer	Description and Value of Security	Company/Subsidiary	Name of Bank/Financial Institution Where Security is Held	Account Number
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)

Deposit Accounts:

Institution Name and Address	Account Number	Account Purpose	Name of Account Owner	Excluded Account [Y/N]
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)

Institution Name and Address	Account Number	Account Purpose	Name of Account Owner	Excluded Account [Y/N]
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)

Securities Accounts:

Institution Name and Address	Account Number	Account Purpose	Name of Account Owner	Excluded Account
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)

EXHIBIT E

COMPLIANCE CERTIFICATE

Hercules Capital, Inc. (as “Agent”)
1 North B Street, Suite 2000

San Mateo, CA 94401

Reference is made to that certain Loan and Security Agreement dated May 14, 2024 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among Hercules Capital, Inc. (“Agent”), the several banks and other financial institutions or entities from time to time party thereto as lenders (collectively, “Lender”) and among ADAPTIMMUNE THERAPEUTICS PLC, a company registered under the laws of England and Wales with company number 09338148 (“Parent” and “Company”), ADAPTIMMUNE LLC, a Delaware limited liability company (“Adaptimmune US”), CM INTERMEDIATE SUB I, INC., a Delaware corporation (“Intermediate Sub I”), CM INTERMEDIATE SUB II, INC., a Delaware corporation (“Intermediate Sub II”), TCR2 Therapeutics Inc., a Delaware corporation (“TCR”),  TRUCS Therapeutics Limited, a company registered under the laws of England and Wales with company number 11749031 (“TRUCS”), and ADAPTIMMUNE LIMITED, a company registered under the laws of England and Wales with company number 06456741 (“Adaptimmune Limited”), and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party hereto (together with Parent, Adaptimmune US, Intermediate Sub I, Intermediate Sub II, TCR and TRUCS, jointly and severally, individually or collectively, as the context may require, “Borrower”). All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of Company, knowledgeable of all Company financial matters, and is authorized, on behalf of Company, to provide certification of information regarding Company; hereby certifies, on behalf of Company, that in accordance with the terms and conditions of the Loan Agreement, Company is in compliance for the period ending ___________ of all covenants, conditions and terms of the Loan Agreement and hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties.  Attached are the required documents supporting the above certification.  The undersigned further certifies that no Event of Default exists as of the date hereof.  The undersigned further certifies that any financial materials delivered with this Compliance Certificate are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year-end adjustments) and are consistent from one period to the next except as explained below.

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED
Interim Financial Statements	[Monthly within 30 days]
Interim Financial Statements	[Quarterly within 45 days]

Audited Financial Statements	[Within 90 days of fiscal year end]

ACCOUNTS OF BORROWER AND ITS SUBSIDIARIES AND AFFILIATES

The undersigned hereby also confirms, on behalf of Company, that the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower or Borrower’s Subsidiary/Affiliate, as applicable.

Each new account that has been opened since delivery of the previous Compliance Certificate is designated below with a “*”.

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER Name/Address:
1
2
3
4
5
6
7

SUBSIDIARY Name/Address
1
2
3
4
5

6
7

Name of Test	Required Level	Actual Level	In Compliance Y/N?
Minimum Qualified Cash	See Section 7.21(a)
Minimum Net Product Revenue	See Schedule 7.21(b)

Name of Test	Required Level	Actual Level	In Compliance Y/N?
(I) Market Capitalization of Company	Greater than $500,000,000; or
(II) Qualified Cash	Greater than or equal to the outstanding principal amount of the Term Loan Advances, multiplied by 85%

Are either conditions set forth in (I) and (II) satisfied?			In Compliance Y/N?

ADDITIONAL DISCLOSURES

1.	MATERIAL CONTINGENCIES: The undersigned hereby also confirms that a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, as certified by Borrower’s chief executive officer or chief financial officer, is attached hereto as Annex I.[2]

2.	INSURANCE POLICIES OF BORROWER AND ITS SUBSIDIARIES

2 Include in Compliance Certificates.

●	[The undersigned hereby also confirms that since delivery of the previous Compliance Certificate, neither Borrower nor any of its Subsidiaries has entered into or materially amended any insurance policy required pursuant to Section 6.1 of the Loan Agreement.][3]
●	[Since delivery of the previous Compliance Certificate, Borrower and/or one or more of its Subsidiaries have entered into new, or materially amended existing, insurance policies required pursuant to Section 6.1 of the Loan Agreement. Attached hereto are copies of such new or materially amended insurance policies and updated insurance certificates with respect to such policies, as required to be delivered pursuant to Section 6.2 of the Loan Agreement.][4]

3.	[INTELLECTUAL PROPERTY]
●	[The following claim(s) have been made to a Loan Party that material part(s) of the Intellectual Property violates the rights of a third party: [ ]][5]

4.	EXCLUDED SUBSIDIARIES
●	Borrower hereby designates [__], a [jurisdiction][entity type] and a Subsidiary of Borrower, as an Excluded Subsidiary and, in connection with such designation confirms that as of the last day of each fiscal quarter for which the most recent quarterly financial statements were delivered in accordance with Section 7.1, (a) the aggregate revenues (under GAAP, but excluding any revenue recognized in connection with cost reimbursement from Parent or any Subsidiary thereof) of any Excluded Subsidiary does not exceed (***) of the consolidated revenues (under GAAP, but excluding any revenue recognized in connection with cost reimbursement from Parent or any Subsidiary thereof) of Parent and its Subsidiaries (and, when taken together with all Excluded Subsidiaries, does not exceed (***) of the consolidated revenues of Parent and its Subsidiaries); and (b) the value of the total assets of any Excluded Subsidiary does not exceed (***) of the consolidated total assets of Parent and its Subsidiaries (and, when taken together with all Excluded Subsidiaries, does not exceed (***) of the consolidated total assets of Parent and its Subsidiaries).
●	All Excluded Subsidiaries, including the Subsidiary to be designated as an Excluded Subsidiary pursuant hereto are listed below:

[1. ________]

2. [List Others]

5.	ORGANIZATIONAL STATUS
●	[Each Loan Party’s present name, former names (if any), locations, place of formation, tax identification number, organizational identification number and other information are attached hereto.][6]

3 Include if neither Borrower nor any of its Subsidiaries has entered into or amended any insurance policies since delivery of the previous Compliance Certificate.

4 Include if Borrower or any of its Subsidiaries has entered into or amended any insurance policies since delivery of the previous Compliance Certificate.

5 Include if any claim(s) have been made to any Loan Party that any material part of the Intellectual Property violates the rights of any third party.

6 Attach updated Exhibit B if updates to organizational status are needed pursuant to Section 5.1 of the Loan Agreement.

6.	CAPITALIZATION AND SUBSIDIARIES
●	[Attached hereto is a true, correct and complete list of each Subsidiary, substantially in the form of Schedule 5.14 to the Loan Agreement.][7]

Very Truly Yours,

ADAPTIMMUNE THERAPEUTICS PLC

By:____________________________

Name: _____________________________

Its:____________________________

7 Attach updated Schedule 5.14 if updates are needed.

EXHIBIT F

FORM OF JOINDER AGREEMENT

This Joinder Agreement (the “Joinder Agreement”) is made and dated as of [          ], 20[  ], and is entered into by and between__________________., a ___________ corporation (“Subsidiary”), and HERCULES CAPITAL, INC., a Maryland corporation (as “Agent”).

RECITALS

A.Subsidiary’s Affiliate, among ADAPTIMMUNE THERAPEUTICS PLC, a company registered under the laws of England and Wales with company number 09338148 (“Parent” and “Company”), ADAPTIMMUNE LLC, a Delaware limited liability company (“Adaptimmune US”), CM INTERMEDIATE SUB I, INC., a Delaware corporation (“Intermediate Sub I”), CM INTERMEDIATE SUB II, INC., a Delaware corporation (“Intermediate Sub II”), TCR2 Therapeutics Inc., a Delaware corporation (“TCR”),  TRUCS Therapeutics Limited, a company registered under the laws of England and Wales with company number 11749031 (“TRUCS”), and ADAPTIMMUNE LIMITED, a company registered under the laws of England and Wales with company number 06456741 (“Adaptimmune Limited”), and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party hereto (together with Parent, Adaptimmune US, Intermediate Sub I, Intermediate Sub II, TCR and TRUCS, jointly and severally, individually or collectively, as the context may require, “Existing Borrower”) has entered into that certain Loan and Security Agreement dated May 14, 2024, with the several banks and other financial institutions or entities from time to time party thereto as lenders (collectively, “Lenders”), each other Borrower that is party thereto, and Agent, (as may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), together with the other agreements executed and delivered in connection therewith; and

B.  Subsidiary acknowledges and agrees that it will benefit both directly and indirectly from Existing Borrower’s execution of the Loan Agreement and the other agreements executed and delivered in connection therewith.

AGREEMENT

NOW THEREFORE, Subsidiary and Agent agree as follows:

1.	The recitals set forth above are incorporated into and made part of this Joinder Agreement. Capitalized terms not defined herein shall have the meaning provided in the Loan Agreement.
2.	By signing this Joinder Agreement, Subsidiary shall be bound by the terms and conditions of the Loan Agreement the same as if it were Borrower (as defined in the Loan Agreement) under the Loan Agreement, mutatis mutandis, provided however, that (a) with respect to (i) Section 5.1 of the Loan Agreement, Subsidiary represents that it is an entity duly organized, legally existing and in good standing under the laws of [ ], (b) that if Subsidiary is covered by Existing Borrower’s insurance, Subsidiary shall not be required to maintain separate insurance or comply with the provisions of Sections 6.1 and 6.2 of the Loan Agreement, and (d) that as long as Existing Borrower satisfies the requirements of Section 7.1 of the Loan Agreement, Subsidiary shall not have to provide Agent separate Financial Statements. To the extent that Agent or Lenders has any duties, responsibilities or obligations arising under or related to the Loan Agreement or the other Loan Documents, those duties, responsibilities or obligations shall flow only to Existing Borrower and not to Subsidiary or any other Person or entity. By way of example (and not an exclusive list): (i) Agent’s providing notice to Existing Borrower in accordance with the Loan Agreement or as otherwise agreed among Existing Borrower, Agent and

Lenders shall be deemed provided to Subsidiary; (ii) Lenders’ providing an Advance to Existing Borrower shall be deemed an Advance to Subsidiary; and (iii) Subsidiary shall have no right to request an Advance or make any other demand on Lenders.
3.	[Subsidiary agrees not to certificate its equity securities without Agent’s prior written consent, which consent may be conditioned on the delivery of such equity securities to Agent in order to perfect Agent’s security interest in such equity securities.][8]
4.	Subsidiary acknowledges that it benefits, both directly and indirectly, from the Loan Agreement, and hereby waives, for itself and on behalf on any and all successors in interest (including without limitation any assignee for the benefit of creditors, receiver, bankruptcy trustee or itself as debtor-in-possession under any bankruptcy proceeding) to the fullest extent provided by law, any and all claims, rights or defenses to the enforcement of this Joinder Agreement on the basis that (a) it failed to receive adequate consideration for the execution and delivery of this Joinder Agreement or (b) its obligations under this Joinder Agreement are avoidable as a fraudulent conveyance.
5.	As security for the prompt complete and indefeasible payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Subsidiary grants to Agent a security interest in all of Subsidiary’s right, title, and interest in and to the Collateral (but for the avoidance of doubt, excluding any Excluded Assets).
6.	This Joinder Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

8 Only include if Subsidiary’s equity interests are not certificated as of the joinder date.

[SIGNATURE PAGE TO JOINDER AGREEMENT]

SUBSIDIARY:

_________________________________.

By:

Name:

Title:

Address:

Telephone: ___________

email: ____________

AGENT:

HERCULES CAPITAL, INC.

By:____________________________________
Name:__________________________________
Title: ___________________________________

Address:
1 North B Street, Suite 2000

San Mateo, CA 94401
email: (***)
Telephone: (***)

EXHIBIT G

[RESERVED].

EXHIBIT H

ACH DEBIT AUTHORIZATION AGREEMENT

Hercules Capital, Inc.
1 North B Street, Suite 2000

San Mateo, CA 94401

Re:  Loan and Security Agreement dated May 14, 2024  (the “Agreement”) by and among ADAPTIMMUNE THERAPEUTICS PLC, a company registered under the laws of England and Wales with company number 09338148 (“Parent” and “Company”), ADAPTIMMUNE LLC, a Delaware limited liability company (“Adaptimmune US”), CM INTERMEDIATE SUB I, INC., a Delaware corporation (“Intermediate Sub I”), CM INTERMEDIATE SUB II, INC., a Delaware corporation (“Intermediate Sub II”), TCR2 Therapeutics Inc., a Delaware corporation (“TCR”),  TRUCS Therapeutics Limited, a company registered under the laws of England and Wales with company number 11749031 (“TRUCS”), and ADAPTIMMUNE LIMITED, a company registered under the laws of England and Wales with company number 06456741 (“Adaptimmune Limited”), and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party hereto (together with Parent, Adaptimmune US, Intermediate Sub I, Intermediate Sub II, TCR and TRUCS, jointly and severally, individually or collectively, as the context may require, “Borrower”), Hercules Capital, Inc., as administrative agent and collateral agent (“Agent”) and the lenders party thereto (collectively, the “Lenders”)

In connection with the above referenced Agreement, Borrower hereby authorizes Agent or Lenders to initiate debit entries for (i) the periodic payments due under the Agreement and (ii) reasonable and documented out-of-pocket legal fees and costs incurred by Agent or Lenders pursuant to Section 11.12 of the Agreement to Borrower’s account indicated below.  Borrower authorizes the depository institution named below to debit to such account.

Depository Name	Branch
City	State and Zip Code
Transit/ABA Number	Account Number

This authority will remain in full force and effect so long as any amounts are due under the Agreement.

____________________________________________
(Company, on behalf of each Borrower)

By: _________________________________________

Name: _________________________________________

Date: ________________________________________

EXHIBIT I

[reserved].

EXHIBIT J-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of May 14, 2024 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among ADAPTIMMUNE THERAPEUTICS PLC, a company registered under the laws of England and Wales with company number 09338148 (“Parent” and “Company”), ADAPTIMMUNE LLC, a Delaware limited liability company (“Adaptimmune US”), CM INTERMEDIATE SUB I, INC., a Delaware corporation (“Intermediate Sub I”), CM INTERMEDIATE SUB II, INC., a Delaware corporation (“Intermediate Sub II”), TCR2 Therapeutics Inc., a Delaware corporation (“TCR”),  TRUCS Therapeutics Limited, a company registered under the laws of England and Wales with company number 11749031 (“TRUCS”), and ADAPTIMMUNE LIMITED, a company registered under the laws of England and Wales with company number 06456741 (“Adaptimmune Limited”), and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party hereto (together with Parent, Adaptimmune US, Intermediate Sub I, Intermediate Sub II, TCR and TRUCS, jointly and severally, individually or collectively, as the context may require, “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement as lender (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10-percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished Agent and Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform Borrower and Agent, and (2) the undersigned shall have at all times furnished Borrower and Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___[NAME OF LENDER]

By:____________________________

Name:____________________________

Title:____________________________

EXHIBIT J-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of May 14, 2024 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among ADAPTIMMUNE THERAPEUTICS PLC, a company registered under the laws of England and Wales with company number 09338148 (“Parent” and “Company”), ADAPTIMMUNE LLC, a Delaware limited liability company (“Adaptimmune US”), CM INTERMEDIATE SUB I, INC., a Delaware corporation (“Intermediate Sub I”), CM INTERMEDIATE SUB II, INC., a Delaware corporation (“Intermediate Sub II”), TCR2 Therapeutics Inc., a Delaware corporation (“TCR”),  TRUCS Therapeutics Limited, a company registered under the laws of England and Wales with company number 11749031 (“TRUCS”), and ADAPTIMMUNE LIMITED, a company registered under the laws of England and Wales with company number 06456741 (“Adaptimmune Limited”), and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party hereto (together with Parent, Adaptimmune US, Intermediate Sub I, Intermediate Sub II, TCR and TRUCS, jointly and severally, individually or collectively, as the context may require, “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement as lenders (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10-percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___[NAME OF PARTICIPANT]

By:____________________________

Name:____________________________

Title:____________________________

EXHIBIT J-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of May 14, 2024 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among ADAPTIMMUNE THERAPEUTICS PLC, a company registered under the laws of England and Wales with company number 09338148 (“Parent” and “Company”), ADAPTIMMUNE LLC, a Delaware limited liability company (“Adaptimmune US”), CM INTERMEDIATE SUB I, INC., a Delaware corporation (“Intermediate Sub I”), CM INTERMEDIATE SUB II, INC., a Delaware corporation (“Intermediate Sub II”), TCR2 Therapeutics Inc., a Delaware corporation (“TCR”),  TRUCS Therapeutics Limited, a company registered under the laws of England and Wales with company number 11749031 (“TRUCS”), and ADAPTIMMUNE LIMITED, a company registered under the laws of England and Wales with company number 06456741 (“Adaptimmune Limited”), and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party hereto (together with Parent, Adaptimmune US, Intermediate Sub I, Intermediate Sub II, TCR and TRUCS, jointly and severally, individually or collectively, as the context may require, “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement as lenders (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10-percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___[NAME OF PARTICIPANT]

By:____________________________

Name:____________________________

Title:____________________________

EXHIBIT J-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of May 14, 2024 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among ADAPTIMMUNE THERAPEUTICS PLC, a company registered under the laws of England and Wales with company number 09338148 (“Parent” and “Company”), ADAPTIMMUNE LLC, a Delaware limited liability company (“Adaptimmune US”), CM INTERMEDIATE SUB I, INC., a Delaware corporation (“Intermediate Sub I”), CM INTERMEDIATE SUB II, INC., a Delaware corporation (“Intermediate Sub II”), TCR2 Therapeutics Inc., a Delaware corporation (“TCR”),  TRUCS Therapeutics Limited, a company registered under the laws of England and Wales with company number 11749031 (“TRUCS”), and ADAPTIMMUNE LIMITED, a company registered under the laws of England and Wales with company number 06456741 (“Adaptimmune Limited”), and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party hereto (together with Parent, Adaptimmune US, Intermediate Sub I, Intermediate Sub II, TCR and TRUCS, jointly and severally, individually or collectively, as the context may require, “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement as lenders (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any promissory note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Loan Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10-percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished Agent and Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform Borrower and Agent, and (2) the undersigned shall have at all times furnished Borrower and Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___[NAME OF LENDER]

By:____________________________

Name:____________________________

Title:____________________________

SCHEDULE 1.1

COMMITMENTS

LENDERS	TRANCHE 1 COMMITMENT	TRANCHE 2 COMMITMENT	TRANCHE 3 COMMITMENT	TRANCHE 4 COMMITMENT	TRANCHE 5 COMMITMENT	DTTP Scheme Reference Number (UK Treaty Lenders)	Jurisdiction of Tax Residence (UK Treaty Lenders)
Hercules Capital, Inc.	(***)	(***)	(***)	(***)	(***)	(***)	USA
Hercules Private Global Venture Growth Fund I L.P.	(***)	(***)	(***)	(***)	-	(***)	USA
TOTAL COMMITMENTS	$25,000,000	$25,000,000	$5,000,000	$30,000,000	$40,000,000

SCHEDULE 1.1

SUBSIDIARIES

Adaptimmune Limited

Adaptimmune LLC

Adaptimmune B.V.

CM Intermediate Sub I, Inc.

CM Intermediate Sub II, Inc.

TCR2 Therapeutics Inc.

TRUCS Therapeutics Limited

TRUC Securities Corporation

1609876865.2

SCHEDULE 1A

EXISTING PERMITTED INDEBTEDNESS

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1609876865.2

SCHEDULE IB

EXISTING PERMITTED INVESTMENTS

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Schedule 1.1 is incorporated herein by reference.

1609876865.2

SCHEDULE 1C

EXISTING PERMITTED LIENS

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1609876865.2

1609876865.2

SCHEDULE 5.3

CONSENTS, ETC.

A.	Real Property – Leases
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B.	Material Contracts

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1609876865.2

1609876865.2

SCHEDULE 5.8

TAX MATTERS

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1609876865.2

SCHEDULE 5.9

INTELLECTUAL PROPERTY CLAIMS

None.

1609876865.2

SCHEDULE 5.10

INTELLECTUAL PROPERTY

(a)	Current Company IP

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Patents

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(e)

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1609876865.2

SCHEDULE 5.11

BORROWER PRODUCTS

None.

1609876865.2

SCHEDULE 5.13

EMPLOYEE LOANS

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1609876865.2

SCHEDULE 5.14

CAPITALIZATION

Capitalization

Adaptimmune Therapeutics plc

Name	Record Owner(s)	Percentage Ownership	Certificated or Uncertificated
Adaptimmune Therapeutics plc	Publicly traded (NASDAQ: ADAP)	See SEC disclosures In particular Proxy Statement: https://www.adaptimmune.com/investors-and-media/sec-filings/all-sec-filings##document-2081-0001104659-24-046093	Certificated shares (traded as ADSs)

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Subsidiaries

Schedule 1.1 is incorporated herein by reference.

1609876865.2

SCHEDULE 7.23

AFFILIATE TRANSACTIONS

None.

SCHEDULE 7.24

POST CLOSING ITEMS

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